UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to §240.14a-12

HOVNANIAN ENTERPRISES, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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      the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
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HOVNANIAN ENTERPRISES, INC. 110 West Front Street, P.O. Box 500, Red Bank, N.J. 07701 (732) 747-7800

February 19, 2008

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders, which will be held on Monday, March 31, 2008, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017. The meeting will start promptly at 10:30 a.m.

     In accordance with the new Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet, the Company is now primarily furnishing proxy materials to our shareholders of Class A Common Stock and registered shareholders of Class B Common Stock on the Internet, rather than mailing paper copies of the materials (including our Annual Report to Shareholders for fiscal 2007) to each shareholder. We believe that this new e-proxy process will expedite our shareholders’ receipt of proxy materials, lower costs, and reduce the environmental impact of our annual meeting. If you received only a Notice Regarding the Availability of Proxy Materials (the “Notice”) by mail or electronic mail, you will not receive a paper copy of these proxy materials unless you request one. Instead, the Notice will instruct you as to how you may access and review the proxy materials on the Internet. The Notice will also instruct you as to how you may access your proxy card to vote over the Internet, by telephone or by mail. If you received a Notice by mail or electronic mail and would like to receive a paper copy of our proxy materials, free of charge, please follow the instructions included in the Notice.

     We anticipate that the Notice will be mailed to our shareholders on or about February 19, 2008, and will be sent by electronic mail to our shareholders who have opted for such means of delivery on or about February 21, 2008.

     All shareholders of record of Class B Common Stock who hold in nominee name have been sent a full set of proxy materials, including a proxy card. As in the past, shareholders of record of Class B Common Stock held in nominee name will only be able to vote by returning the enclosed proxy card in the envelope provided for this purpose or by voting in person at the Company’s 2008 Annual Meeting.

     Attached to this letter is a Notice of Annual Meeting of Shareholders and Proxy Statement, which describes the business to be conducted at the meeting. We will also report on matters of current interest to our shareholders.

     It is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date and return the enclosed proxy card or, if applicable, register your vote via the Internet or by telephone according to the instructions on the proxy card. If you attend the meeting, you may still choose to vote your shares personally even though you have previously designated a proxy.

     We sincerely hope you will be able to attend and participate in the Company’s 2008 Annual Meeting. We welcome the opportunity to meet with many of you and give you a firsthand report on the progress of your Company.

Sincerely yours, Kevork S. Hovnanian Chairman of the Board

PROXY VOTING METHODS

     If at the close of business on February 4, 2008, you were a shareholder of record or held shares through a broker or bank, you may vote your shares as described below or you may vote in person at the Annual Meeting. To reduce our administrative and postage costs, we would appreciate if shareholders of Class A Common Stock and registered shareholders of Class B Common Stock would please vote through the Internet or by telephone, both of which are available 24 hours a day. You may revoke your proxies at the times and in the manners described on page 1 of the Proxy Statement. If you are a shareholder of record or hold shares through a broker or bank and are voting by proxy, your vote must be received by 11:59 p.m. (Eastern Daylight Time) on March 30, 2008 to be counted unless otherwise noted below.

To vote by proxy:

Shareholders of Class A Common Stock and Registered Shareholders of Class B Common Stock:

BY INTERNET

  Go to the website at www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.
  You will need the 12-digit Control Number included on your Notice Regarding the Availability of Proxy Materials to obtain your records and to create an electronic voting instruction form.

BY TELEPHONE

  From a touch-tone telephone, dial (800) 690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.
  You will need the 12-digit Control Number included on your Notice Regarding the Availability of Proxy Materials in order to vote by telephone.

BY MAIL

  Request a proxy card from us by following the instructions on your Notice Regarding the Availability of Proxy Materials.
  When you receive the proxy card, mark your selections on the proxy card.
  Date and sign your name exactly as it appears on your proxy card.
  Mail the proxy card in the postage-paid envelope that will be provided to you.
  Mailed proxy cards must be received no later than March 30, 2008 to be counted before the Annual Meeting

Shareholders of Record of Class B Common Stock held in Nominee Name

  Nominees of shareholders of Class B Common Stock may only appoint proxies by signing, dating and returning the enclosed proxy card in the envelope provided.
  Shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner voting instruction card and the nominee proxy card relating to such shares is properly completed and received not less than 3 nor more than 20 business days prior to the meeting date.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

HOVNANIAN ENTERPRISES, INC.

_____________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
FEBRUARY 19, 2008
_____________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hovnanian Enterprises, Inc. will be held on Monday, March 31, 2008, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 at 10:30 a.m. for the following matters:
1.	The election of directors of the Company for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company, and until their respective successors may be elected and qualified;
2.	The ratification of the selection of Ernst & Young LLP, an independent registered public accounting firm, to examine the financial statements of the Company for the year ending October 31, 2008;
3.	The approval of the Company’s amended and restated Senior Executive Short-Term Incentive Plan;
4.	The approval of the Company’s 2008 Stock Incentive Plan, which is intended to supersede and replace the Company’s amended and restated 1999 Stock Incentive Plan;
5.	The approval of the Company’s amended and restated 1983 Stock Option Plan; and
6.	The transaction of such other business as may properly come before the meeting and any adjournment thereof.
     The Board of Directors recommends that you vote FOR each of the nominees listed in proposal 1 and FOR proposals 2, 3, 4 and 5.
     Only shareholders of record at the close of business on February 4, 2008 are entitled to notice of, and to vote at, the Annual Meeting. Accompanying this Notice of Annual Meeting of Shareholders is a proxy statement, proxy card(s) and the Company’s Annual Report for the year ended October 31, 2007.
     To ensure your shares are voted, if you are a shareholder of Class A Common Stock or a registered shareholder of Class B Common Stock, you may vote your shares over the Internet, by telephone, or by requesting a paper proxy card to complete, sign and return by mail. These voting procedures are described on the preceding page and on the proxy card.
     If you are a shareholder of record of Class B Common Stock held in nominee name, you may only appoint proxies to vote your shares by signing, dating and returning the enclosed proxy card in the envelope provided.
     All shareholders are urged to attend the meeting in person or by proxy. Shareholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy card and return it promptly, or, if applicable, to register their vote via the Internet or by telephone according to the instructions on the preceding page and the proxy card.

By order of the Board of Directors,
PETER S. REINHART
Secretary
February 19, 2008

     If you are a shareholder of record and you plan to attend the Annual Meeting, please mark the appropriate box on your proxy card or, if applicable, so indicate when designating a proxy via the Internet or by telephone. If your shares are held by a bank, broker or other intermediary and you plan to attend, please send written notice to Hovnanian Enterprises, Inc., 110 West Front Street, P.O. Box 500, Red Bank, New Jersey 07701, Attention: Peter S. Reinhart, Secretary, and enclose evidence of your ownership (such as a letter from the bank, broker or other intermediary confirming your ownership or a bank or brokerage firm account statement). The names of all those planning to attend will be placed on an admission list held at the registration desk at the entrance to the meeting. If you do not plan to attend the Annual Meeting, please designate a proxy by mail or, if applicable, via the Internet or by telephone. If you choose to vote by mail, please complete, sign and date the enclosed proxy card and return it promptly so that your shares will be voted. If you have received a hard copy of the proxy materials, the enclosed envelope requires no postage if mailed in the United States.

HOVNANIAN ENTERPRISES, INC.
110 WEST FRONT STREET
P.O. BOX 500
RED BANK, NEW JERSEY 07701

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PROXY STATEMENT
______________________

GENERAL
     The accompanying proxy is solicited on behalf of the Board of Directors of Hovnanian Enterprises, Inc. (the “Company”, “we”, “us”, or “our”) for use at the Annual Meeting of Shareholders referred to in the foregoing notice and at any adjournment thereof.
     Shares represented by properly executed proxies, that are received or executed in time and not revoked will be voted in accordance with the specifications thereon. If no specifications are made, the persons named in the accompanying proxy card(s) will vote the shares represented by such proxies for the Board of Directors’ slate of directors, for the ratification of the selection of Ernst & Young LLP, an independent registered public accounting firm, to examine the financial statements of the Company for the year ending October 31, 2008 for the approval of the Company’s amended and restated Senior Executive Short-Term Incentive Plan, for the approval of the Company’s 2008 Stock Incentive Plan, which is intended to supersede and replace the Company’s amended and restated 1999 Stock Incentive Plan, for the approval of the Company’s amended and restated 1983 Stock Option Plan, and as recommended by the Board of Directors, unless contrary instructions are given. Any person may revoke a previously designated proxy at any time before it is exercised by delivering written notice of revocation to Peter S. Reinhart, Secretary, by delivering a later-dated proxy, or by voting in person at the Annual Meeting. Please note that attendance at the Annual Meeting will not by itself revoke a proxy.

VOTING RIGHTS AND SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The record date for the determination of shareholders entitled to vote at the meeting was the close of business on February 4, 2008. As of that date, the outstanding voting securities of the Company consisted of 47,872,901 shares of Class A Common Stock, each share entitling the holder thereof to one vote, and 14,647,062 shares of Class B Common Stock, each share entitling the holder thereof to ten votes. Other than as set forth in the table below, there are no persons known to the Company to be the beneficial owners of shares representing more than 5% of either the Company’s Class A Common Stock or Class B Common Stock.
     The following table sets forth as of February 4, 2008 (1) the Class A Common Stock and Class B Common Stock of the Company beneficially owned by holders of more than 5% of either the Class A Common Stock or the Class B Common Stock of the Company and (2) the Class A Common Stock, Class B Common Stock and Depositary Shares of the Company beneficially owned by each Director, each nominee for Director, each executive officer named in the tables set forth under “Executive Compensation” below and all Directors and executive officers as a group:

	Class A Common Stock (1)		Class B Common Stock (1)		Depositary Shares (1)(3)
	Amount and		Amount and		Amount and
Directors, Nominees for Director, Certain	Nature of	Percent	Nature of	Percent	Nature of	Percent
Executive Officers, Directors and Executive	Beneficial	of	Beneficial	of	Beneficial	of
Officers as a Group and Holders of More Than 5%	Ownership	Class (2)	Ownership	Class (2)	Ownership	Class (2)
Kevork S. Hovnanian (4)	7,419,810	15.50%	12,276,319	83.81%	—	—
Ara K. Hovnanian (5)	5,464,989	10.99%	1,376,415	9.16%	—	—
Paul W. Buchanan (6)	86,250	0.18%	—	—	—	—
Robert B. Coutts	7,737	0.02%	—	—	—	—
Edward A. Kangas	66,187	0.14%	—	—	—	—
Joseph A. Marengi	17,737	0.04%	—	—	—	—
Peter S. Reinhart	52,714	0.11%	—	—	3,000	0.1%
John J. Robbins	55,293	0.12%	—	—	—	—
J. Larry Sorsby	360,552	0.75%	—	—	—	—
Stephen D. Weinroth	106,687	0.22%	4,500.03%		—	—
Ameriprise Financial, Inc. (7)	2,783,890	5.91%	—	—	N/A	N/A
Barclays Global Investors, NA. (8)	3,059,667	6.42%	—	—	N/A	N/A
Capital Group International, Inc. (9)	3,903,900	8.2%	—	—	N/A	N/A
EARNEST Partners, LLC (10)	5,352,802	11.2%	—	—	N/A	N/A
FMR Corp. (11)	8,028,900	17.04%	—	—	N/A	N/A
Franklin Mutual Advisors (12)	2,556,220	5.4%	—	—	N/A	N/A
State Street Bank and Trust Company (13)	2,978,834	6.2%	—	—	N/A	N/A
Tontine Management, L.L.C.
and affiliates (14)	3,041,777	6.38%	—	—	N/A	N/A
All Directors and executive officers as a
group (11 persons)	13,664,595	27.27%	13,657,234	90.84%	3,000	0.1%
(1)  The figures in the table with respect to Class A Common Stock do not include the shares of Class B Common Stock beneficially owned by the specified persons. Shares of Class B Common Stock are convertible at any time on a share for share basis to Class A Common Stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally attributes ownership to persons who have or share voting or investment power with respect to the relevant securities. Shares of Common Stock subject to options either currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated in these footnotes, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all securities shown as beneficially owned by them. Shares of Class A Common Stock subject to options currently exercisable or exercisable within 60 days include the following: K. Hovnanian (0), A. Hovnanian, (1,750,000), P. Buchanan (46,250), R. Coutts (1,667) E. Kangas (30,666), J. Marengi (1,667), P. Reinhart (21,250), J. Robbins (31,666), J. Sorsby 288,750), S. Weinroth (40,666), and all Directors and executive officers as a group (2,233,833). Shares of Class B Common Stock subject to options currently exercisable or exercisable within 60 days include the following: A. Hovnanian (387,500).

(2)  Based upon the number of shares outstanding plus options currently exercisable or exercisable within 60 days held by each such Director, nominee, executive officer or holder.
(3)  Each Depositary Share represents 1/1,000th of a share of 7.625% Series A Preferred Stock.
(4)  Includes 4,833,826 shares of Class B Common Stock held by the Kevork S. Hovnanian Family Limited Partnership, a Connecticut limited partnership (the “Limited Partnership”), beneficial ownership of which is disclaimed by Kevork S. Hovnanian. Kevork S. Hovnanian’s wife, Sirwart Hovnanian, as trustee of the Sirwart Hovnanian 1994 Marital Trust (the “Marital Trust”), is the managing general partner of the Limited Partnership and as such has the sole power to vote and dispose of the shares of Class B Common Stock held by the Limited Partnership. Also includes 190,000 shares of Class A Common Stock and 376,265 shares of Class B Common Stock shares held in the name of Sirwart Hovnanian or the Marital Trust and over which Ms. Hovnanian has sole power to dispose of and vote shares. Mr. Hovnanian disclaims beneficial ownership of such shares.
(5)  Includes 157,271 shares of Class A Common Stock and 250,000 shares of Class B Common Stock held in a grantor retained annuity trust (the “AKH GRAT”) for which Ara K. Hovnanian is trustee, 282,116 shares of Class A Common Stock and 431,394 shares of Class B Common Stock held in family related trusts as to which Ara K. Hovnanian has shared voting power and shared investment power and 37,374 shares of Class A Common Stock and 122,274 shares of Class B Common Stock held by Mr. Hovnanian’s wife and children. Ara K. Hovnanian disclaims beneficial ownership of such shares, except to the extent of his potential pecuniary interest in the AKH GRAT and such other accounts and trusts.
(6)  Includes 40,000 shares of Class A Common Stock that are held jointly with Mr. Buchanan’s spouse, Gail R. Buchanan. Paul W. Buchanan and Gail R. Buchanan share voting and investment power with respect to such shares.
(7)  Based solely upon information contained in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2007. As of December 31, 2006, Ameriprise Financial, Inc. had sole voting power with respect to zero shares, shared voting power with respect to 29,840 shares and shared investment power with respect to 2,783,890 shares of Class A Common Stock. Address: 145 Ameriprise Financial Center, Minneapolis, Minnesota 55474.
(8)  Based solely upon information contained in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 5, 2008.  As of December 31, 2007, Barclays Global Investors, NA and its affiliated entities reported sole voting and dispositive power as follows: (i) Barclays Global Investors, NA had sole voting power with respect to 785,196 shares and sole investment power with respect to 943,539 shares of Class A Common Stock (Address: 45 Fremont Street, San Francisco, California 94105), (ii) Barclays Global Fund Advisors had sole voting power and investment power with respect to 2,099,529 shares of Class A Common Stock (Address: 45 Fremont Street, San Francisco, California 94105), (iii) Barclays Global Investors, Ltd had no voting power or investment power with respect to shares of Class A Common Stock (Address: Murray House, 1 Royal Mint Court, London EC3N 4HH), (iv) Barclays Global Investors Japan Trust and Banking Company Limited had no voting power or investment power with respect to shares of Class A Common Stock (Address: Ebisu Prime Square Tower 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo 150-8402 Japan), (v) Barclays Global Investors Japan Limited had sole voting power and investment power with respect to 16,599 shares of Class A Common Stock (Address: Ebisu Prime Square Tower 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo 150-8402 Japan), (vi) Barclays Global Investors Canada Limited had no voting power or investment power with respect to shares of Class A Common Stock (Address: Brookfield Place, 161 Bay Street, Suite 2500, PO Box 614, Toronto, Canada Ontario M5J 2S1), (vii) Barclays Global Investors Australia Limited had no voting power or investment power with respect to shares of Class A Common Stock (Address: Level 43, Grosvenor Place, 225 George Street, PO Box N43, Sydney, Australia NSW 1220), and (viii) Barclays Global Investors (Deutschland) AG had no voting power or investment power with respect to shares of Class A Common Stock (Address: Apianstrasse 6, D-85774, Unterfohring, Germany).  The shares reported are held by the companies in trust accounts for the economic benefit of the beneficiaries of those accounts.
(9)  Based solely upon information contained in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 1, 2008. As of December 31, 2007, Capital Group International, Inc., as the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the securities, had sole voting power with respect to 3,291,600 shares and sole investment power with respect to 3,903,900 shares of Class A Common Stock. Capital International Limited, as the investment manager of various institutional accounts, had sole voting power with respect to 2,963,700 shares and sole investment power with respect to 3,374,000 shares of Class A Common Stock. Address: 11100 Santa Monica Blvd., Los Angeles, California 90025.
(10)  Based solely upon information contained in a statement on Schedule 13G/A filed with the Securities and Exchange Commission on January 31, 2008. As of December 31, 2007, EARNEST Partners, L.L.C. had sole voting power with respect to 1,824,199 shares, shared voting power with respect to 1,440,581 shares and sole investment power with respect to 5,352,802 shares of Class A Common Stock. Address: 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.
(11) Based solely upon information contained in a statement on Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2007. As of December 31, 2007, FMR Corp. had sole voting power with respect to 700 shares, and each of FMR Corp. and Edward C. Johnson 3d had shared voting power with respect to zero shares and sole investment power with respect to 8,028,900 shares of Class A Common Stock. Address: 82 Devonshire Street, Boston, MA 02109.

(12) Based solely upon information contained in a statement on Schedule 13G/A filed with the Securities and Exchange Commission on January 30, 2008. As of December 31, 2007, Franklin Mutual Advisors, LLC had sole voting power and sole investment power with respect to 2,556,220 shares of Class A Common Stock. Address: 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078.
(13) Based solely upon information contained in a statement on Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2008. As of December 31, 2007, State Street Bank and Trust Company, acting in various fiduciary capacities, had sole voting and investment power with respect to 2,978,834 shares of Class A Common Stock. Address: State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.
(14) Based solely upon information contained in a statement on Schedule 13G/A jointly filed with the Securities and Exchange Commission on January 25, 2008 by Tontine Partners L.P., Tontine Management, L.L.C., Tontine Overseas Associates, L.L.C, Tontine Capital Partners, L.P., Tontine Capital Management, L.L.C. and Jeffrey L. Gendell. As of December 31, 2007, Tontine Partners L.P. and Tontine Management, L.L.C. each had shared voting and investment power with respect to 463,016 shares of Class A Common Stock, Tontine Overseas Associates, L.L.C. had shared voting and investment power with respect to 2,318,579 shares of Class A Common Stock, Tontine Capital Partners, L.P. had shared voting and investment power with respect to 260,182 shares of Class A Common Stock, Tontine Capital Management, L.L.C. had shared voting and investment power with respect to 612,482 shares of Class A Common Stock and Mr. Gendell had shared voting and investment power with respect to 3,041,777 shares of Common Stock. Address: 55 Railroad Avenue, Greenwich, Connecticut 06830.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors, persons who own more than 10% of a registered class of the Company’s equity securities and certain entities associated with the foregoing (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (the “NYSE”). These Reporting Persons are required by SEC rules to furnish the Company with copies of all Forms 3, 4 and 5, and amendments thereto, that they file with the SEC and the NYSE.
     Based solely on the Company’s review of the copies of such forms and amendments thereto it has received, the Company believes that with respect to the fiscal year ended October 31, 2007, all the Reporting Persons complied with all applicable filing requirements, except that a Form 4 was filed late on behalf of Mr. Ara K. Hovnanian for the disposition of a total of 9,775 shares of Class A Common Stock held by a trust for the family of one of his sisters of which he is one of the trustees and has a potential remainder interest.

(1) ELECTION OF DIRECTORS

     The Company’s Restated By-laws provide that the Board of Directors shall consist of up to eleven Directors who shall be elected annually by the shareholders. The Company’s Amended Certificate of Incorporation requires that at any time when any shares of Class B Common Stock are outstanding, one-third of the Directors shall be independent, as defined therein.
     Under the rules of the NYSE, listed companies that have a controlling shareholder are not required to have a majority of independent directors, as defined by NYSE rules. Because Mr. K. Hovnanian and members of his immediate family hold more than 50% of the voting power of the Company, the Company is a controlled company within the meaning of the rules of the NYSE.
     The Board of Directors has determined that a Board of Directors consisting of the eight nominees listed below is the best composition in order to satisfy both the independence requirements of the Company’s Amended Certificate of Incorporation as well as the rules of the NYSE.
     The following individuals are nominated to serve as Directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. In the event that any of the nominees for Director should become unavailable to serve as a Director, it is intended that the shares represented by proxies will be voted for such substitute nominees as may be nominated by the Board of Directors, unless the number of Directors constituting a full Board of Directors is reduced. The Company has no reason to believe, however, that any of the nominees is, or will be, unavailable to serve as a Director. Proxies cannot be voted for a greater number of persons than the number of nominees shown below.

Board of Directors

			Year First Became
Name	Age	Company Affiliation	a Director
Kevork S. Hovnanian	84	Chairman of the Board & Director	1967
Ara K. Hovnanian	50	President, Chief Executive Officer & Director	1981
Robert B. Coutts	57	Director	2006
Edward A. Kangas	63	Director	2002
Joseph A. Marengi	54	Director	2006
John J. Robbins	68	Director	2001
J. Larry Sorsby	52	Executive Vice President, Chief Financial	1997
		Officer & Director
Stephen D. Weinroth	69	Director	1982

Board of Directors — Nominees’ Biographies

Mr. K. Hovnanian is the founder of the Company and has served as Chairman of the Board since its original incorporation in 1967. He served as Chief Executive Officer from 1967 through July 1997. In 1996, the New Jersey Institute of Technology awarded Mr. Hovnanian a President’s Medal for “Distinguished Achievement to an Outstanding Entrepreneur”. In 1992, Mr. Hovnanian was granted one of five nationwide Harvard Dively Awards for Leadership in Corporate Public Initiatives.

Mr. A. Hovnanian has been Chief Executive Officer since July 1997 after being appointed President in 1988 and Executive Vice President in 1983. Mr. A. Hovnanian joined the Company in 1979 and has been a Director of the Company since 1981. Mr. Hovnanian serves as Member of the Advisory Council of PNC Bank. Mr. A. Hovnanian is the son of Mr. K. Hovnanian.

Mr. Coutts is an Executive Vice President of Lockheed Martin Corporation (NYSE). Mr. Coutts was President and COO of the former Electronics Sector of Lockheed Martin. He was elected an officer by the Board of Lockheed Martin in December 1996. Mr. Coutts held management positions with General Electric Corporation (NYSE) from 1972-1993, and was with GE Aerospace when it became part of Lockheed Martin in 1993. Mr. Coutts is a member of the boards of directors of several Lockheed Martin subsidiaries (LM Integrated Systems, Inc., LM United Kingdom, Sandia Corporation) and of The Stanley Works (NYSE). Mr. Coutts is also currently the CEO and Deputy Chairman of the Association of the U.S. Army (AUSA) Council of Trustees; and a member of the Board of Overseers, College of Engineering, Tufts University. He was elected Director of Hovnanian Enterprises, Inc. in March 2006 and is a member of the Company’s Compensation Committee.

Mr. Kangas was Chairman and Chief Executive Officer of Deloitte Touche Tohmatsu from December 1989 to May 2000, when he retired. He also serves on the Boards of Electronic Data Systems, Inc. (NYSE), Eclipsys, Inc. (NASDAQ), Tenet Healthcare Corporation, Inc. (NYSE), and Intuit, Inc. (NASDAQ). Mr. Kangas is the immediate past Chairman of the Board of the National Multiple Sclerosis Society. Mr. Kangas was elected as a Director of the Company in September 2002, is Chairman of the Company’s Audit Committee and a member of the Company’s Compensation and Corporate Governance Committees.

Mr. Marengi, since July 2007, serves as a Venture Partner for Austin Ventures. Prior to that date, Mr. Marengi served as senior vice president for Dell Inc.’s (NASDAQ) Commercial Business Group. In this role, Mr. Marengi was responsible for the Dell units serving medium business, large corporate, government, education and healthcare customers in the United States. Mr. Marengi joined Dell in July 1997 from Novell Inc. (NASDAQ), where he was president and chief operating officer. He joined Novell in 1989 and moved through successive promotions to become executive vice president of worldwide sales and field operations. He is also an outside Director for Quantum Corporation (NYSE). He was elected Director of Hovnanian Enterprises, Inc. in March 2006 and is member of the Company’s Corporate Governance Committee.

Mr. Robbins was a managing partner of the New York Office of Kenneth Leventhal & Company and executive committee partner, retiring from the firm in 1992. He was made a partner of Kenneth Leventhal & Company in 1973. Mr. Robbins has been a Trustee of Keene Creditors Trust since 1996. He was Director and the Chairman of the Audit Committee of Raytech Corporation from May 2003 until March 2007, and a Director and Chairman of the Audit Committee of Texas Petrochemicals Inc. since May 2006. Mr. Robbins was elected as a Director of the Company in January 2001, and is a member of the Company’s Audit Committee.

Mr. Sorsby has been Chief Financial Officer of the Company since 1996 and Executive Vice President since November 2000. From March 1991 to November 2000, he was Senior Vice President, and from March 1991 to July 2000, he was Treasurer. Mr. Sorsby was elected as a Director of the Company in 1997.

Mr. Weinroth is a Managing Member of Hudson Capital Advisors, LLC, a private equity merchant banking firm. He is also Chairman of the Board of Cyalume Technologies, Inc., a manufacturer of military and safety equipment. From 1989 to 2003, he served as co-Chairman and head of the Investment Committee at First Britannia Mezzanine N.V., a European private investment firm. He is Chairman of the Board Emeritus of Core Laboratories, N.V. (NYSE), a global oil field service company where he had previously been Chairman of the Board. He has been Vice Chair of the Central Asian American Enterprise Fund, and is Vice Chairman of its successor the US Central Asia Education Foundation, and Chairman of the Board of The Joyce Theatre Foundation Inc., as well as a Trustee of the Horace Mann School. Mr. Weinroth has been a Director of the Company since 1982, is a member of the Company’s Audit Committee, and Chairman of the Company’s Compensation and Corporate Governance Committees.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS
     During the year ended October 31, 2007, the Board of Directors held four regularly scheduled meetings and three telephonic meetings. In addition, Directors considered Company matters and had frequent communications with the Chairman of the Board of Directors and others outside of formal meetings. Directors are expected to attend the Annual Meeting of Shareholders, but the Company does not have a formal policy with respect to attendance. All of the eight members of the Board of Directors attended the Annual Meeting of Shareholders held on March 7, 2007.

Audit Committee
     During the year ended October 31, 2007, the members of the Audit Committee of the Board of Directors were Messrs. Kangas, Robbins and Weinroth. The Audit Committee is currently chaired by Mr. Kangas and is responsible for reviewing and approving the scope of the annual audit undertaken by the Company’s independent registered public accounting firm and meeting with them to review the results of their work as well as their recommendations. The Audit Committee selects the Company’s independent registered public accounting firm and also approves and reviews their fees. During the year ended October 31, 2007, the Audit Committee met on four occasions and held seven telephonic meetings. The Audit Committee also authorizes staffing and compensation of the internal Audit Department. The Vice President of Internal Audit for the Company reports directly to the Audit Committee on, among other things, the Company’s compliance with certain Company procedures which are designed to enhance management’s understanding of operating issues and the results of the Audit Department’s annual audits of the various aspects of the Company’s business. In fiscal 2007, the Audit Department performed twenty-eight Sarbanes-Oxley Section 404 reviews and issued six traditional audit reports. The Company’s Chief Accounting Officer reports directly to the Audit Committee on significant accounting issues. For additional information related to the Audit Committee, see “The Audit Committee” below.

Compensation Committee
     During the year ended October 31, 2007, the members of the Compensation Committee of the Board of Directors were Messrs. Weinroth, Kangas, and Coutts (appointed in September 2007). The Compensation Committee is currently chaired by Mr. Weinroth and is responsible for reviewing salaries, bonuses, and other forms of compensation for the Company’s executive officers, key management employees, and non-employee Directors, and is active in other compensation and personnel areas as the Board of Directors from time to time may request. For a discussion of the criteria used and factors considered by the Compensation Committee in reviewing and determining executive compensation, see “The Compensation Committee” and “Compensation Discussion and Analysis” below. During the year ended October 31, 2007, the Compensation Committee met on three occasions and held seven telephonic meetings.

Corporate Governance
     On December 12, 2005, the Board of Directors approved the establishment of a Corporate Governance Committee, although the Company is not required to have such committee because it is a controlled company under the rules of the NYSE. During the year ended October 31, 2007, the members of the Corporate Governance Committee of the Board of Directors were Messrs. Weinroth, Kangas and Marengi (appointed in September 2007). The Corporate Governance Committee is responsible for reviewing and recommending corporate governance matters and other Board-related policies. The Corporate Governance Committee also oversees the annual performance evaluation of the Board and its Committees, the Board’s periodic review of the Company’s Corporate Governance Guidelines (“Guidelines”) and compliance with the Company’s Related Person Transaction Policy. During the year ended October 31, 2007, the Corporate Governance Committee met on four occasions and held no telephonic meetings.
     The Guidelines require that the Board of Directors conduct a self-evaluation at least annually, and as circumstances otherwise dictate. In conjunction with the self-evaluation, the Board of Directors reviews the qualifications and effectiveness of the existing Board of Directors and allows for each board member to make comments or recommendations regarding the qualifications and effectiveness of the existing Board of Directors or additional qualifications that may be required when selecting new board members. Among other factors, the Board of Directors generally considers the size of the Board of Directors best suited to fulfill its responsibilities, the Board of Directors’ overall membership composition to ensure the Board of Directors has the requisite expertise and consists of persons with sufficiently diverse backgrounds, the independence of outside directors and other possible conflicts of interest of existing and potential members of the Board of Directors.
     The Company does not have a Nominating Committee. The Company is not required to have such a committee because it is a controlled company under the rules of the NYSE. Therefore, the Company does not have a specific policy regarding shareholder nominations of potential directors to the Board of Directors, other than through the process described under “Shareholder Proposals for the 2009 Annual Meeting” below. Possible nominees to the Board of Directors may be suggested by any Director and given to the Chairman of the Board. The Company’s Restated By-laws provide that Directors need not be shareholders. The Chairman of the Board of Directors, who is also the controlling shareholder, each year, recommends a slate of directors to be nominated for election at the annual shareholders’ meeting, which is then approved by the Board of Directors. Vacancies on the Board of Directors, other than those resulting from removal by shareholders, may be filled by action of the Board of Directors after recommendation by the Chairman of the Board.
     As of the 120th calendar day prior to January 29, 2008, the Board of Directors had not received any recommendation for the nomination of a candidate to the Board of Directors by any shareholder or group of shareholders that at such time held more than 5% of the Company’s voting stock for at least one year.

VOTE REQUIRED

     The election of the nominees to the Company’s Board of Directors for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company, and until their respective successors may be elected and qualified, requires that each director be elected by a majority of the votes cast by the shareholders of Class A Common Stock and Class B Common Stock, voting together, represented in person or by proxy at the 2008 Annual Meeting. In determining whether each director has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the director. Broker non-votes will have no impact on such matter because shares that have not been voted by brokers are not considered “shares present” for voting purposes.
     Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of the nominees named in this proposal. Because of the voting power of Mr. K. Hovnanian and such members of his family, this proposal is assured passage.
     Our Board of Directors recommends that shareholders vote FOR the election of the nominees named in this proposal to the Company’s Board of Directors.

(2) RATIFICATION OF THE SELECTION OF AN INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

     The selection of an independent registered public accounting firm to examine financial statements of the Company made available or transmitted to shareholders and filed with the SEC for the year ending October 31, 2008 is submitted to this Annual Meeting of Shareholders for ratification. Ernst & Young LLP has been selected by the Audit Committee of the Company to examine such financial statements. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a new independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.
     The Company has been advised that a representative of Ernst & Young LLP will attend the Annual Meeting of Shareholders to respond to appropriate questions and will be afforded the opportunity to make a statement if the representative so desires.

VOTE REQUIRED

     Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm to examine financial statements of the Company for the year ending October 31, 2008, requires the affirmative vote of the majority of the shares of Class A Common Stock and Class B Common Stock, voting together, present in person or by proxy at the 2008 Annual Meeting. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal. Broker non-votes will have no impact on such matter because shares that have not been voted by brokers are not considered “shares present” for voting purposes.
     Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of this proposal. Because of the voting power of Mr. K. Hovnanian and such members of his family, this proposal is assured passage.
     Our Board of Directors recommends that shareholders vote FOR ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.

(3) APPROVAL OF THE COMPANY’S AMENDED AND RESTATED
SENIOR EXECUTIVE SHORT-TERM INCENTIVE PLAN

     Shareholders are being asked to consider and approve the amended and restated Senior Executive Short-Term Incentive Plan (as amended and restated, the “Bonus Plan”) which:
(1)	extends the term of the Bonus Plan from its currently scheduled expiration date of March 5, 2009 to provide that the Bonus Plan will instead expire on the date of the Company’s first shareholders’ meeting that occurs during 2013, such that no new Bonus Awards (as defined below) may be granted after such expiration date (although Bonus Awards granted prior to such expiration date will remain in effect and be subject to the terms of the Bonus Plan); and
(2)	makes certain technical changes, clarifications and language improvements, including changes intended to address recent changes in tax laws related to deferred compensation arrangements and certain changes in accounting rules.
     The Bonus Plan is set forth in Appendix A hereto.
     The Bonus Plan provides for annual bonus awards calculated using a pre-established formula, which is based on the Company’s performance. The Company has proposed to limit the term of the Bonus Plan to a period ending upon the Company’s first shareholders’ meeting that occurs during 2013, to ensure that any extension of the term of the Bonus Plan will be approved by shareholders at a later date, therefore ensuring that the Company meets certain requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which section governs the tax deductibility of performance-based compensation, which the Bonus Awards granted under the Bonus Plan are intended to be.
     The Company’s Board of Directors has approved the amended and restated Bonus Plan.
     For a discussion of the Bonus Plan, see “Material Features of the Bonus Plan” below.

Material Features of the Bonus Plan
     The following is a brief summary of the material features of the Bonus Plan. Because this is only a summary, it does not contain all the information about the Bonus Plan that may be important to you and is qualified in its entirety to the full text of the Bonus Plan as set forth in Appendix A hereto.

Purpose
     The purpose of the Bonus Plan is to promote the interests of the Company and its shareholders by providing incentives in the form of periodic bonus awards (“Bonus Awards”) to certain senior executive employees of the Company and its affiliates, thereby motivating such executives to attain corporate performance goals set forth in the Bonus Plan while preserving for the benefit of the Company and its subsidiaries the associated U.S. federal income tax deduction under Section 162(m) of the Code. For the fiscal year ended October 31, 2007, three senior executives were selected by the Compensation Committee to participate in the Bonus Plan.

Administration
     The Bonus Plan is administered by a committee of two or more individuals who are each “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor thereto, “outside directors” as defined under Section 162(m) of the Code and “independent directors” within the meaning of the applicable rules, if any, of any national securities exchange on which shares of common stock of the Company are listed or admitted to trading, unless otherwise determined by the Company’s Board of Directors to act as such a committee (the “Committee”). The Compensation Committee, or its delegate, may select senior executives of the Company and its affiliates who are “covered employees”, as defined in Section 162(m) of the Code, or who the Company anticipates may be “covered employees” of the Company and its subsidiaries (the “Participants”), to be granted Bonus Awards under the Bonus Plan. For the fiscal year ended October 31, 2007, three “covered employees” were selected by the Committee to participate in the Bonus Plan.

Bonus Awards
     A Participant’s Bonus Award shall be determined based on the achievement of written performance goals approved by the Committee. Within 90 days after the start of a designated performance period (or, if less, the number of days which is equal to 25% of such performance period), the Committee will establish the objective performance goals for each Participant. The performance goals will be based on one or more of the following criteria: (1) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (2) net income; (3) operating income; (4) earnings per share of common stock of the Company; (5) book value per share; (6) return on stockholders’ equity; (7) expense management; (8) return on investment before or after the cost of capital; (9) improvements in capital structure; (10) profitability of an identifiable business unit or product; (11); maintenance or improvements of profit margins; (12) stock price; (13) market share; (14) revenues or sales; (15) costs; (16) cash flow; (17) working capital; (18) changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); and (19) return on assets.
     Prior to the payment of any Bonus Award, the Committee, or its delegate, will certify that the applicable performance goals have been met. In connection with such certification, the Committee may decide to pay amounts which are less than the Bonus Award otherwise payable for achievement of the applicable performance goals. The Committee may base the decision to reduce the Bonus Award on any criteria it deems relevant. Payment of a Bonus Award to a Participant will occur only after such certification and will be made as determined by the Committee in its sole discretion after the end of such performance period. The Bonus Plan provides that the Committee shall determine, in its discretion, whether a Bonus Award shall be payable in cash, common stock of the Company, or a combination thereof, which may include, without limitation, permitting a Participant to elect to defer receipt of all or any portion of such Bonus Award (in a manner consistent with Sections 162(m) and 409A of the Code) into a right to receive shares of common stock of the Company at a future date (such right, a “Deferred Share Unit”); provided, however, that the total number of shares of common stock of the Company that may be issued under the Bonus Plan, as amended, will be 10,000,000 (giving effect to the Company’s March 26, 2004 stock split).

Effect of Certain Events on Bonus Plan and Bonus Awards
     In the event of any change in the outstanding shares of common stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange or change in capital structure, any distribution to shareholders of common stock other than regular cash dividends or any similar event, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of common stock or other securities that may be issued as set forth in the Bonus Plan or pursuant to outstanding Bonus Awards and/or (ii) any other affected terms of such Bonus Awards. Except as otherwise provided in a Bonus Award agreement, in the event of a Change in Control (as defined in the 2008 Hovnanian Enterprises, Inc. Stock Incentive Plan), the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Bonus Award.

Limitations
     The Bonus Plan provides that the maximum Bonus Award to any Participant with respect to any fiscal year shall be the greater of (x) $15 million or (y) 2.5% of the Company’s income before income taxes, as reported in the Company’s audited consolidated financial statements for the year in respect of which the Bonus Award is to be payable or distributed, as applicable.

Amendment and Termination
     The Committee may at any time amend, suspend or terminate the Bonus Plan in whole or in part. Notwithstanding the foregoing, no amendment, suspension or termination of the Bonus Plan shall be made which (i) without the Participant’s consent, impairs any of the rights or obligations under any Bonus Award theretofore granted to a Participant under the Bonus Plan, (ii) without the approval of the shareholders of the Company (except upon the occurrence of the event described above in “Effect of Certain Events on Bonus Plan and Bonus Awards”) increases the total number of shares of common stock available for issuance under the Bonus Plan or changes the maximum amount of any Bonus Award which may be payable or distributed to any

Participant; provided, however, that the Committee may amend the Bonus Plan in such manner as it deems necessary to permit the granting of bonus awards meeting the requirements of the Code or other applicable laws.

Nontransferability of Bonus Awards
     A Participant’s rights and interest under the Bonus Plan generally may not be assigned, transferred, hypothecated or encumbered, except in the event of a Participant’s death. No Bonus Award under the Bonus Plan will be construed as giving any employee a right to continued employment with the Company or its affiliates.

Participants of the Bonus Plan
     For the fiscal year ending October 31, 2008, three Participants have been selected by the Committee to participate in the Bonus Plan (three Participants in the Executive Officers Group, no Participants in the Non-Executive Director Group, and no Participants in the Non-Executive Officer Employee Group). The following table sets forth information on Bonus Awards that would be received for the year ending October 31, 2008 based on the written performance goals for the Participants for fiscal 2008 and financial results for the year ended October 31, 2007.

Senior Executive Short-Term Incentive Plan Bonus Awards

Restricted Stock
	Bonus Awards	Awards; Dollar Value
Name And Position	Dollar Value (1)	($) (Aggregate) (2)
Kevork S. Hovnanian, Chairman of the Board	—	—
Ara K. Hovnanian, President and Chief Executive Officer	—	—
J. Larry Sorsby, Executive Vice President and Chief Financial Officer	—	—
Paul W. Buchanan, Senior Vice President and Chief Accounting Officer	N/A	N/A
Peter S. Reinhart, Senior Vice President and General Counsel	N/A	N/A
Executive Officer Group	—	—
Non-Executive Director Group	N/A	N/A
Non-Executive Officer Employees Group	N/A	N/A
(1)  Bonus Awards may be paid in cash or in shares of common stock of the Company.
(2)  A portion of earned bonuses may, at the Committee's discretion, be paid in the form of deferred shares that vest in four equal annual installments beginning on the second November 1st following the fiscal year during which the service giving rise to the deferred share award was performed, subject to rounding and continued employment with the Company. Deferred share award recipients who have reached age 58 or who have completed at least 20 years of service for the Company, however, will be fully vested in all shares relating to a deferred share award on the later of (1) the January 15th following the fiscal year during which the service giving rise to the deferred share is performed or (2) the date on which age 58 is reached or 20 years of service is completed.

VOTE REQUIRED
     In order for the amended and restated Senior Executive Short-Term Incentive Plan to be approved, the NYSE rules require that a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together, are voted on the proposal and that the majority of the shares of common stock voting on the proposal vote to approve the Senior Executive Short-Term Incentive Plan. If you fail to vote, your shares will not be considered “shares present” for voting purposes, which may cause less than the requisite majority of the outstanding shares of common stock to be voted on the matter. If you hold your shares through a broker, your broker will not be permitted to vote your shares on this matter without your specific voting instructions.
     Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of this proposal. Because of the voting power of Mr. K. Hovnanian and such members of his family, this proposal is assured passage.
     Our Board of Directors recommends that shareholders vote FOR approval of the Amended and Restated Senior Executive Short-Term Incentive Plan.

(4) APPROVAL OF THE 2008 HOVNANIAN ENTERPRISES, INC.
STOCK INCENTIVE PLAN

     Shareholders are being asked to consider and approve a proposal to adopt the 2008 Hovnanian Enterprises, Inc. Stock Incentive Plan (the “2008 Plan”). The 2008 Plan is intended to supersede and replace the amended and restated 1999 Hovnanian Enterprises, Inc. Stock Incentive Plan (the “1999 Plan”) such that all equity-based awards previously granted under the 1999 Plan that remain outstanding shall be governed pursuant to the terms of the 2008 Plan, and the shares that currently remain available for future grants under the 1999 Plan will instead become available for grants under the 2008 Plan. Other than the previously reserved shares under the 1999 Plan, no new shares will be reserved for issuance under the 2008 Plan. The terms of the 2008 Plan generally follow the terms of the 1999 Plan, with the following changes:
1. whereas the 1999 Plan had been scheduled to expire on March 5, 2009, the term of the 2008 Plan will run until February 6, 2018, such that no new Awards (as defined below) may be granted after such expiration date (although Awards granted prior to such expiration date will remain in effect and be subject to the terms of the 2008 Plan);
2. a provision has been added to the 2008 Plan that would permit “repricing” of stock options (i.e., lowering the exercise price of previously granted stock options) and similar corporate actions if (and only if) the repricing or similar corporate action is approved by at least a majority of the independent directors on our Board of Directors; and
3. the 2008 Plan reflects certain technical changes, clarifications and language improvements, including changes intended to address recent changes in tax laws related to deferred compensation arrangements and certain changes in accounting rules.
     The 2008 Plan is set forth in Appendix B hereto.
     The 1999 Plan would expire on March 5, 2009 and the Board of Directors has determined that it is in the best interest of the Company to continue to have a compensation plan for officers, directors and other key employees of the Company and its affiliates in order to align the interests of the Company’s directors, employees and shareholders in the enhancement of shareholder value. In addition, the Board of Directors believes that the flexibility to reprice stock options and to take similar corporate actions is, in light of current market conditions, an important incentive tool for retention and motivation.
     For a discussion of the 2008 Plan, see “Material Features of the 2008 Plan” below.
     The Company’s Board of Directors has approved the adoption of the 2008 Plan and recommends that shareholders vote for the approval of the 2008 Plan.

Material Features of the 2008 Plan
     The following is a brief summary of the material features of the 2008 Plan. Because this is only a summary, it does not contain all the information about the 2008 Plan that may be important to you and is qualified in its entirety to the full text of the 2008 Plan as set forth in Appendix B hereto.

Purpose
     The purpose of the 2008 Plan is to aid the Company and its affiliates in recruiting and retaining key employees, directors and consultants of outstanding ability and to motivate those employees, directors and consultants to exert their best efforts on behalf of the Company and its affiliates by providing incentives through the granting of “Awards”, which consist of options, stock appreciation rights or other stock-based Awards (including performance-based Awards) granted pursuant to the 2008 Plan (and including, without limitation, Awards granted under the 1999 Plan). All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2008 Plan if they are selected by the Compensation Committee of the Board of Directors (the “Committee”) to participate in the 2008 Plan (any such individual, a “Participant”). For the fiscal year ended October 31, 2007, approximately 290 employees, five directors (includes non-employee directors only), and no consultants were selected by the Committee to participate in the 1999 Plan (which the 2008 Plan is intended to supersede and replace).

Administration
     The 2008 Plan is generally administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each intended to be “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, “outside directors” within the meaning of 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and “independent directors” within the meaning of the applicable rules, if any, of any national securities exchange on which shares of common stock of the Company are listed or admitted to trading; provided, however, that any action permitted to be taken by the Committee may be taken by the Board of Directors in its discretion. Additionally, if the Company’s CEO is serving as a member of the Board of Directors, the Board of Directors may by specific resolution constitute the CEO as a “committee of one” with the authority to grant Awards covering up to 1,000,000 shares (giving effect to the Company’s March 26, 2004 stock split) per fiscal year to certain non-executive officer Participants.

Awards
     Awards are determined (“granted”) by the Committee and are subject to the terms and conditions stated in the 2008 Plan and to such other terms and conditions, not inconsistent therewith as the Committee shall determine. Any stock options granted must have a per share exercise price that is not less than 100% of the fair market value of the Company’s common stock underlying such stock options on the date an option is granted. However, the 2008 Plan includes a provision that would permit “repricing” of stock options (i.e., lowering the exercise price of previously granted stock options) and similar corporate actions if (and only if) the repricing or similar corporate action is approved by at least a majority of the independent directors on our Board of Directors. The maximum term for stock options granted under the 2008 Plan is ten years from the initial date of grant.
     In the event a performance-based Award is granted under the 2008 Plan, it may be granted in a manner that would cause the Award to be deductible by the Company under Section 162(m) of the Code. To that end, performance-based Awards intended to be deductible under Section 162(m) of the Code must be based on the attainment by the Company of written performance goals approved by the Committee. Within 90 days after the start of a designated performance period (or, if less, the number of days which is equal to 25% of such performance period), the Committee will establish the objective performance goals for each Participant. The performance goals will be based on one or more of the following criteria: (1) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (2) net income; (3) operating income; (4) earnings per share of common stock of the Company; (5) book value per share; (6) return on stockholders’ equity; (7) expense management; (8) return on investment; (9) improvements in capital structure; (10) profitability of an identifiable business unit or product; (11); maintenance or improvements of profit margins; (12) stock price; (13) market share; (14) revenues or sales; (15) costs; (16) cash flow; (17) working capital; (18) changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); and (19) return on assets.
     Prior to the payment of any Award, the Committee, or its delegate, will certify that the applicable performance goals have been met. In connection with such certification, the Committee, or its delegate, may decide to pay amounts, which are less than the Award otherwise payable for achievement of the applicable performance goals. The Committee may base the decision to reduce the Award on any criteria it deems relevant. Payment of an Award to a Participant will occur only after such certification and will be made as determined by the Committee in its sole discretion after the end of such performance period.

Effect of Certain Events on 2008 Plan and Awards
     In the event of any change in the outstanding shares of common stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange or change in capital structure, any distribution to shareholders of common stock other than regular cash dividends or any similar event, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of common stock or other securities that may be issued as set forth in the 2008 Plan or pursuant to outstanding Awards, (ii) the option price, (iii) the maximum number or amount of Awards that may be granted to a Participant during a fiscal year and/or (iv) any other affected terms of such Awards. Except as otherwise provided in an Award agreement, in the event of a Change in Control (as defined in the 2008 Plan), the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award.

Limitations
     The 2008 Plan provides that the total number of shares of common stock of the Company that may be issued under the 2008 Plan (inclusive of 8,259,621 Awards previously granted under the 1999 Plan at October 31, 2007) is 20,000,000, representing the split-adjusted number of shares that had previously been reserved for issuance under the 1999 Plan, and the maximum amount of performance-based Awards that may be granted during a calendar year to any Participant cannot exceed the greater of (x) $15 million or (y) 2.5% of the Company’s income before income taxes as reported in the Company’s audited consolidated financial statements prepared for the year in respect of which the performance-based Award is to be paid. Additionally, the maximum number of shares of common stock of the Company for which options, stock appreciation rights, restricted stock and restricted stock unit Awards may be granted during a fiscal year to any Participant is 1,000,000 (giving effect to the Company’s March 26, 2004 stock split).
     No award may be granted under the 2008 Plan after the tenth anniversary of the Effective Date, which is February 6, 2008, but Awards theretofore granted may be extended beyond that date.

Amendment and Termination
     The Committee may amend, alter or discontinue the 2008 Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the shareholders of the Company, would (except as provided in the 2008 Plan in connection with adjustments in certain corporate events), increase the total number of shares of common stock of the Company reserved for the purposes of the 2008 Plan or change the maximum number of shares of common stock of the Company for which Awards may be granted to any Participant or (b) without the consent of a Participant, would impair any of the rights or obligations under any Award theretofore granted to such Participant under the 2008 Plan; provided, however, that the Committee may amend the 2008 Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws. The Committee may not amend, alter or discontinue the provisions relating to a Change in Control (as defined in the 2008 Plan) after the occurrence of a Change in Control.

Nontransferability of Awards
     Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. Notwithstanding the foregoing, and subject to the conditions stated in the 2008 Plan, a Participant may transfer an option (other than an option that is also an incentive stock option granted pursuant to the 2008 Plan) in whole or in part by gift or domestic relations order to a family member of the Participant.

Certain United States Federal Income Tax Consequences

Stock Options
     An employee to whom an incentive stock option (“ISO”) that qualifies under Section 422 of the Code is granted will not recognize income at the time of grant or exercise of such option. No federal income tax deduction will be allowable to the Company upon the grant or exercise of such ISO. However, upon the exercise of an ISO, special alternative minimum tax rules apply for the employee.
     When the employee sells shares acquired through the exercise of an ISO more than one year after the date of transfer of such shares and more than two years after the date of grant of such ISO, the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option price. If the employee does not hold such shares for this period, when the employee sells such shares, the employee will recognize ordinary compensation income and possibly capital gain or loss in such amounts as are prescribed by the Code and regulations thereunder, and the Company will generally be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

     An employee to whom an option that is not an ISO (a “non-qualified option”) is granted will not recognize income at the time of grant of such option. When such employee exercises a non-qualified option, the employee will recognize ordinary compensation income equal to the excess, if any, of the fair market value as of the date of a non-qualified option exercise of the shares the employee receives, over the option exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount includable in the employee’s gross income, and the employee’s holding period for such shares will commence on the day after which the employee recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in respect of the exercise of non-qualified options in an amount equal to the ordinary compensation income recognized by the employee. Any such compensation includable in the gross income of an employee in respect of a non-qualified option will be subject to appropriate federal, state, local and foreign income and employment taxes.

Restricted Stock
     Unless an election is made by the Participant under Section 83(b) of the Code, the grant of an Award of restricted stock will have no immediate tax consequences to the Participant. Generally, upon the lapse of restrictions (as determined by the applicable restricted stock agreement between the Participant and the Company), a Participant will recognize ordinary income in an amount equal to the product of (i) the fair market value of a share of common stock of the Company on the date an which the restrictions lapse, less any amount paid with respect to the Award of restricted stock, multiplied by (ii) the number of shares of restricted stock with respect to which restrictions lapse on such date. The Participant’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The Participant’s holding period will commence on the date on which the restrictions lapse.

     A Participant may make an election under Section 83(b) of the Code within 30 days after the date of transfer of an Award of restricted stock to recognize ordinary income on the date of award based an the fair market value of common stock of the Company on such date. An employee making such an election will have a tax basis in the shares of restricted stock equal to the sum of the amount the employee recognizes as ordinary income and any amount paid for such restricted stock, and the employee’s holding period for such restricted stock for tax purposes will commence an the date after such date.
     With respect to shares of restricted stock upon which restrictions have lapsed, when the employee sells such shares, the employee will recognize capital gain or loss consistent with the treatment of the sale of shares received upon the exercise of non-qualified options, as described above.

Stock Units
     A Participant to whom a restricted stock unit (“RSU”) is granted generally will not recognize income at the time of grant (although the Participant may become subject to employment taxes when the right to receive shares becomes “vested” due to retirement eligibility or otherwise). Upon delivery of shares of common stock of the Company in respect of an RSU, a Participant will recognize ordinary income in an amount equal to the product of (i) the fair market value of a share of common stock of the Company on the date on which the common stock of the Company is delivered, multiplied by (ii) the number of shares of common stock of the Company delivered.

Other Stock-based Awards
     With respect to other stock-based Awards paid in cash or common stock, Participants will generally recognize income equal to the fair market value of the Award on the date on which the Award is delivered to the recipient.

Code Section 409A
     The American Jobs Creation Act of 2004 introduced a new section of the Code (Section 409A) covering certain nonqualified deferred compensation arrangements. Section 409A generally establishes new rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% tax (plus interest) upon the service provider who is entitled to receive the deferred compensation. Certain Awards that may be granted under the 2008 Plan may constitute “deferred compensation” within the meaning of and subject to Section 409A. While the Committee intends to administer and operate the 2008 Plan and establish terms (or make required amendments) with respect to Awards subject to Section 409A in a manner that will avoid the imposition of additional taxation under Section 409A upon a Participant, there can be no assurance that additional taxation under Section 409A will be avoided in all cases. In the event the Company is required to delay delivery of shares or any other payment under an Award in order to avoid the imposition of an additional tax under Section 409A, the Company will deliver such shares (or make such payment) on the first day that would not result in the Participant incurring any tax liability under Section 409A. The Committee may amend the 2008 Plan and outstanding Awards to preserve the intended benefits of Awards granted under the 2008 Plan and to avoid the imposition of an additional tax under Section 409A of the Code.

General
     Ordinary income recognized by virtue of the exercise of non-qualified options, the lapse of restrictions on restricted stock or RSUs or payments made in cash or shares of common stock of the Company is subject to applicable tax withholding as required by law.

     The Company generally will be entitled to a federal tax deduction to the extent permitted by the Code at the time and in the amount that ordinary income is recognized by Participants.
     The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or other Awards or to their employers or to describe tax consequences based on particular circumstances. It is based on federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

Participants of the 2008 Plan
     For the fiscal year ending October 31, 2008, approximately 275 employees, five directors (includes non-employee directors only), and no consultants have been selected by the Committee to participate in the 1999 Plan (which the 2008 Plan is intended to supersede and replace). The following table sets forth information on Awards granted under the 1999 Plan in fiscal 2008. Other than as set forth in the table below, no Awards have yet been made under the 1999 Plan for fiscal 2008.

1999 Stock Incentive Plan
(Stock awards for the year ending October 31, 2008)

Number of Shares of
	Dollar Value	Class A Common Stock
Name and Position	(aggregate)	Subject to Awards (1)
Kevork S. Hovnanian, Chairman of the Board	—	—
Ara K. Hovnanian, President and Chief Executive Officer	—	—
J. Larry Sorsby, Executive Vice President and Chief Financial Officer	—	—
Paul W. Buchanan, Senior Vice President and Chief Accounting Officer	—	—
Peter S. Reinhart, Senior Vice President and General Counsel	—	—
Executive Officer Group	—	—
Non-Executive Director Group (2)	$189,980	32,200
Non-Executive Officer Employees Group	—	—
(1)  All fiscal year 2008 awards were made in Class A Common Stock.
(2)  Non-management directors received 50% of their fiscal year 2008 annual retainer in stock grants on January 11, 2008.

VOTE REQUIRED
     In order for the 2008 Stock Incentive Plan to be approved, the NYSE rules require that a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together, are voted on the proposal and that the majority of the shares of common stock voting on the proposal vote to approve the 2008 Stock Incentive Plan. If you fail to vote, your shares will not be considered “shares present” for voting purposes, which may cause less than the requisite majority of the outstanding shares of common stock to be voted on the matter. If you hold your shares through a broker, your broker will not be permitted to vote your shares on this matter without your specific voting instructions.

     Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of this proposal. Because of the voting power of Mr. K. Hovnanian and such members of his family, this proposal is assured passage.
     Our Board of Directors recommends that shareholders vote FOR approval of the 2008 Stock Incentive Plan.

(5) APPROVAL OF THE COMPANY’S AMENDED AND RESTATED
1983 STOCK OPTION PLAN

     Shareholders are being asked to consider and approve the amended and restated 1983 Stock Option Plan (as amended and restated the “1983 Plan”) to add a provision that would permit “repricing” of stock options (i.e., lowering the exercise price of previously granted stock options) and similar corporate actions if (and only if) the repricing or similar corporate action is approved by at least a majority of the independent directors on our Board of Directors, and to make certain technical changes, clarifications and language improvements.
     The 1983 Plan is set forth in Appendix C hereto.
     The Board of Directors believes that the flexibility to reprice stock options and to take similar corporate actions is, in light of current market conditions, an important incentive tool for retention and motivation.
     For a further discussion of the 1983 Plan, see “Material Features of the 1983 Plan” below.
     The Company’s Board of Directors has approved the 1983 Plan.

Material Features of the 1983 Plan
     The following is a brief summary of the material features of the 1983 Plan. Because this is only a summary, it does not contain all the information about the 1983 Plan that may be important to you and is qualified in its entirety to the full text of the 1983 Plan as set forth in Appendix C hereto.

Purpose
     The purpose of the 1983 Plan is to make stock options for common stock of the Company available to certain officers and key employees of the Company and its subsidiaries to give them a greater personal interest in the success of the enterprise and an added incentive to continue and advance in their employment. No stock options have been granted under the 1983 Plan since March 8, 2005, and no new stock options will be granted under the 1983 Plan (although the Company may elect to “re-price” previously granted stock options to the extent such re-pricing does not constitute a new grant under applicable tax laws).

Administration
     The 1983 Plan is generally administered by a committee consisting of not less than three directors of the Company to be appointed by, and to serve at the pleasure of, the Board of Directors. The committee has full power to interpret the Plan and to establish and amend rules and regulations for its administration. The Board of Directors may from time to time appoint members of the Board of Directors in substitution for or in addition to members previously appointed and may fill vacancies in the committee. The Board of Directors or the committee may establish a subcommittee (the “Subcommittee”) to award options to such key employees (other than executive officers) as the Subcommittee shall determine subject to such limitations as may be set by the Board of Directors. The Subcommittee shall consist of one or more directors of the Company who shall be appointed by the Board of Directors or by the committee.

Stock Options
     The terms of stock option grants are determined (“granted”) by the committee and are subject to the terms and conditions stated in the 1983 Plan and to such other terms and conditions, not inconsistent therewith as the committee shall determine. Any stock options granted must have a per share exercise price that is not less than 100% of the fair market value of the Company’s common stock underlying such stock option on the date an option is granted. However, the 1983 Plan includes a provision that would permit “repricing” of stock options (i.e., lowering the exercise price of previously granted stock options) and similar corporate actions if

(and only if) the repricing or similar corporate action is approved by at least a majority of the independent directors on our Board of Directors. The maximum term for stock options granted under the 1983 Plan is ten years from the initial date of grant.

Effect of Certain Events on 1983 Plan and Awards
     In the event of any change in the outstanding shares of common stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange or change in capital structure, any distribution to shareholders of common stock other than regular cash dividends or any similar event, which in the judgment of the Board of Directors necessitates action by way of adjusting the terms of the outstanding options, the Board of Directors shall take any such action as in its judgment shall be necessary to preserve for the optionees rights substantially proportionate to the rights existing prior to such event and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding options, the number of shares available under the 1983 Plan shall be increased or decreased, as the case may be, proportionately.

Limitations
     2,000,000 shares of common stock (split adjusted) were previously reserved for issuance under the 1983 Plan. No new awards may be granted under the 1983 Plan after March 8, 2005.

Amendment and Termination
     The Board of Directors may amend, alter or discontinue the 1983 Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the shareholders of the Company, would increase the total number of shares reserved for the purposes of the 1983 Plan or change the maximum number of shares for which options may be granted to any optionee or (b) without the consent of an optionee, would impair any of the rights or obligations under any option theretofore granted to such optionee under the 1983 Plan; provided, however, that the Compensation Committee may amend the 1983 Plan in such manner as it deems necessary to permit the granting of options meeting the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) or other applicable laws.

Nontransferability of Awards
     An option shall not be transferable or assignable by the optionee otherwise than by will or by the laws of descent and distribution. Notwithstanding the foregoing, and subject to the conditions stated in the 1983 Plan, an optionee may transfer an option in whole or in part by gift or domestic relations order to a family member of the optionee.

Certain United States Federal Income Tax Consequences Related to Stock Options
     An employee to whom an incentive stock option (“ISO”) that qualifies under Section 422 of the Code is granted will not recognize income at the time of grant or exercise of such option. No federal income tax deduction will be allowable to the Company upon the grant or exercise of such ISO. However, upon the exercise of an ISO, special alternative minimum tax rules apply for the employee.
     When the employee sells shares acquired through the exercise of an ISO more than one year after the date of transfer of such shares and more than two years after the date of grant of such ISO, the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option price. If the employee does not hold such shares for this period, when the employee sells such shares, the employee will recognize ordinary compensation income and possibly capital gain or loss in such amounts as are prescribed by the Code and regulations thereunder, and the Company will generally be entitled to a federal income tax deduction in the amount of such ordinary compensation income.
     An employee to whom an option that is not an ISO (a “non-qualified option”) is granted will not recognize income at the time of grant of such option. When such employee exercises a non-qualified option, the employee will recognize ordinary compensation income equal to the excess, if any, of the fair market value as of the date of a non-qualified option exercise of the shares the employee receives, over the option exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount includable in the employee’s gross income, and the employee’s holding period for such shares will commence on the day after which the employee recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in respect of the exercise of non-qualified options in an amount equal to the ordinary compensation income recognized by the employee. Any such compensation includable in the gross income of an employee in respect of a non-qualified option will be subject to appropriate federal, state, local and foreign income and employment taxes.
     The Company generally will be entitled to a federal tax deduction to the extent permitted by the Code at the time and in the amount that ordinary income is recognized by employees.
     The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or to their employers or to describe tax consequences based on particular circumstances. It is based on federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

Participants of the 1983 Plan
     No stock options have been granted under the 1983 Plan since March 8, 2005, and no new stock options will be granted under the 1983 Plan (although the Company may elect to “re-price” previously granted stock options to the extent such re-pricing does not constitute a new grant under applicable tax laws).

VOTE REQUIRED
     In order for the amended and restated 1983 Stock Option Plan to be approved, the NYSE rules require that a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together, are voted on the proposal and that the majority of the shares of common stock voting on the proposal vote to approve the amended and restated 1983 Stock Option Plan. If you fail to vote, your shares will not be considered “shares present” for voting purposes, which may cause less than the requisite majority of the outstanding shares of common stock to be voted on the matter. If you hold your shares through a broker, your broker will not be permitted to vote your shares on this matter without your specific voting instructions.

     Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of this proposal. Because of the voting power of Mr. K. Hovnanian and such members of his family, this proposal is assured passage.
     Our Board of Directors recommends that shareholders vote FOR approval of the amended and restated 1983 Stock Option Plan.

THE COMPENSATION COMMITTEE
     The Compensation Committee of the Board of Directors (the “Committee”) is the principal overseer of the Company’s various policies and procedures related to executive compensation. The Committee meets at least three times a year to discuss industry trends with regard to overall compensation issues and consults with outside compensation consultants as needed. The Committee is governed by its Charter which is available on the Company’s public website (www.khov.com).

     The Committee, in conjunction with the Board of Directors and with management’s input, shapes the Company’s executive compensation philosophy and objectives. In particular, the Committee is responsible for reviewing, at least annually, the salaries, bonuses and other forms of compensation to be paid to the Company’s senior executives (which include the named executive officers (“NEOs”) described below), other key management employees of the Company, and the Company’s non-employee Directors. The Committee also periodically reviews the Company’s policies and procedures pertaining to employee benefit plans (for example, the 401(k) plan and deferred compensation plans), the Chief Executive Officer’s severance agreement, executive perquisites, and forms of equity grants to all employees and non-employee directors.
     During the fiscal year ended October 31, 2007, the members of the Committee were all independent, non-employee directors.

Compensation Review Process for the Named Executive Officers
     The Committee, along with other members of senior management, is responsible for making decisions related to the overall compensation of the NEOs.

     At least annually, the Committee establishes objective financial measures for determining bonus awards to the NEOs. The Committee also considers salary, employee benefits, and discretionary bonus awards, if any, for the NEOs.
     In determining overall compensation for the NEOs, the Committee may consult with other members of the Board of Directors, including the Chairman of the Board, the President and Chief Executive Officer (“CEO”), and the Chief Financial Officer (“CFO”) of the Company. These individuals often provide the Committee with insight on the overall performance of executives, including the achievement of personal objectives, if any, rather than relying solely on the Company’s financial performance measures in determining their compensation.
     Since October 2003, the Committee has engaged Pearl Meyer & Partners (“PM&P”) as the Committee’s outside compensation consultant. PM&P does not provide any other services to the Company unless approved by the Committee. In fiscal 2007, PM&P assisted the Committee with its review of CEO and CFO compensation among the Company’s peer group of 11 publicly-traded homebuilding companies (the “Peer Group”), conducted a competitive market review for executive positions that report to the CEO or CFO, and reviewed the design of the Company’s annual bonus and long-term incentive plans. See “Summary and Peer Group” of the Compensation Discussion and Analysis below for a list of the companies in the Company’s Peer Group. The Company also participated in a homebuilding industry group compensation survey that was conducted by PM&P and which provided valuable information to the Committee in assessing its competitive pay levels. In addition to the Committee’s primary objective for engaging PM&P in order to provide feedback related to maintaining compensation programs that fall within the median range of the Peer Group for comparable financial performance, the Committee may also instruct PM&P to provide the Committee assistance in fostering an overall compensation program that aligns with its compensation philosophy to guide, motivate, retain and reward its executives for the achievement of the Company’s financial performance, shifts in strategic initiatives and individual goals, including increased long-term shareholder value.
     The Committee weighs the information gathered from PM&P and the members of the Board and management it has consulted in conjunction with its review of other information it considers relevant when making decisions or making recommendations to the full Board regarding executive compensation.
     The Company’s Board of Directors is updated at least quarterly of any compensation decisions or recommendations made by the Committee and the Committee requests feedback from the Board of Directors regarding specific compensation issues as it deems necessary.

Compensation Committee Report
     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis provided below with the Company’s management. Based on its review, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in the Company’s Annual Report on Form 10-K for the year ended October 31, 2007.

COMPENSATION COMMITTEE

Stephen D. Weinroth, Chair
Robert B. Coutts
Edward A. Kangas

Compensation Committee Interlocks and Insider Participation
     During the fiscal year ended October 31, 2007, the members of the Compensation Committee were Messrs. Weinroth, Kangas, and Coutts. Each of Messrs. Weinroth, Kangas, and Coutts are non-employee Directors and were never officers or employees of the Company or any of its subsidiaries.

COMPENSATION DISCUSSION AND ANALYSIS

Summary and Peer Group

     The Compensation Committee of the Board of Directors’ (the “Committee”) compensation philosophy emphasizes variable incentive compensation elements (bonus and long-term incentives) that reflect the Company’s financial and stock performance. For executives who report to the Chief Executive Officer (“CEO”) or Chief Financial Officer (“CFO”), the variable compensation elements also include personal performance objectives. For all executive officers, the Committee retains the flexibility to adjust incentive awards downward or to consider discretionary bonus awards. Discretionary awards may be appropriate, for example, to reward progress toward strategic objectives or to reflect strong leadership while addressing industry-wide market conditions or to serve as a retention bonus for valued executives.
     As context for setting compensation levels and practices, the Committee considered the compensation levels and practices of the “Peer Group” companies, as well as survey data. The Company’s Peer Group includes the following 11 publicly-traded homebuilding companies: (1) Beazer Homes USA, Inc.; (2) Centex Corporation; (3) D.R. Horton, Inc.; (4) KB Home; (5) Lennar Corporation; (6) M.D.C. Holdings, Inc.; (7) NVR, Inc.; (8) Pulte Homes, Inc.; (9) Ryland Group, Inc.; (10) The Standard Pacific Corp.; and (11) Toll Brothers, Inc. The Committee reviews the composition of the Peer Group with its outside compensation consultant, Pearl Meyer & Partners (“PM&P”) on an annual basis. The companies in the Peer Group have not changed since 2003 and have been selected by PM&P because of their comparable business profile. Because the compensation structure for each of the named executive officers for whom compensation is reported in the tables below (“NEO”) is uniquely tailored to his position, the extent to which such benchmarking data is considered is described herein with reference to the individual NEO.
     During fiscal 2007, the homebuilding industry was impacted by a lack of consumer confidence, housing affordability, and large supplies of resale and new home inventories and related pricing pressures. The Committee considered these market factors and the Company’s recent budget cuts and downsizing in making executive compensation decisions for fiscal 2007. As a result, base salary increases, if any, were minimal for most NEOs and our Chairman of the Board, CEO, and CFO did not receive bonuses under their bonus plan formulas. Discretionary bonuses were awarded where appropriate, as discussed below. The Committee viewed these difficult compensation actions as appropriate and necessary to ensure alignment of pay and performance, while also taking into consideration competitive market pressures and the strength of leadership required in a more challenging business environment.

Compensation Philosophy and Objectives

     The Company’s primary objectives for compensating its executives are as follows:
1.	to fairly compensate its executives in a manner that is appropriate with respect to their performance, level of responsibilities, abilities, and skills;
2.	to offer compensation that guides, motivates, retains, and rewards its executives for the achievement of the Company’s financial performance, strategic initiatives, and individual goals, including increased long-term shareholder value; and
3.	to maintain competitive pay for its executives so that it retains its talent pool and, at the same time, has the ability to attract new and highly-qualified individuals to join the organization as it grows or in the event of succession or replacement of an executive.

     The Company’s compensation philosophy also takes into consideration the very unique roles played by each of the NEOs and seeks to individually tailor their compensation packages to align their pay mix and pay levels to their contributions to, and positions within, the Company. For example:
  Chairman of the Board: The Company’s founder, Mr. Kevork Hovnanian, has served as the Chairman of the Board of Directors since the Company’s inception in 1959. Since Mr. K. Hovnanian owns a significant percentage of the voting power of the Company’s issued and outstanding shares, his compensation package emphasizes cash compensation, rather than equity awards.

  President and Chief Executive Officer: The CEO’s compensation package differs from those of the other NEOs due to his unique role and elevated set of responsibilities. Because the CEO makes executive decisions that influence the direction, stability, and profitability of the Company, his overall compensation is intended to strongly align with objective financial measures of the Company.
  Executive Vice President and Chief Financial Officer: The Committee recognizes that the role of the CFO, similar to the CEO, is important in influencing the direction, stability, and profitability of the Company. Therefore, a significant portion of the CFO’s overall compensation is also aligned with objective financial measures of the Company.
  Other Named Executive Officers: The Company’s Senior Vice President - Chief Accounting Officer, Paul W. Buchanan, and Senior Vice President – General Counsel, Peter S. Reinhart, have, as result of their respective positions, less direct influence on the Company’s strategic and operational decisions as compared to the Chairman of the Board, CEO and CFO. Therefore, overall compensation for these NEOs reflects both objective financial measures of the Company and the attainment of personal objectives (as determined by the CFO and the CEO, who may consult with other members of senior management).
     In determining overall compensation for the NEOs, the Committee also takes into account leadership abilities and risk management contributions which are especially critical during difficult market conditions.

Overview of Fiscal Year 2007 Compensation Elements and Pay Mix

Elements at a Glance

     There are four main components of compensation that support the Company’s compensation objectives, each of which is discussed in detail below.

     1. Base salaries;
     2. Regular and discretionary bonuses;
     3. Stock option grants; and
     4. Various employee benefits, including specified perquisites.

Compensation Mix

Fixed vs. Variable Compensation. A significant portion of executives’ “Total Direct Compensation” (which includes base salary, bonuses and stock options) is attributed to variable compensation – that is, compensation dependent on performance. Of the elements of Total Direct Compensation, base salary is fixed compensation and bonuses and stock options are variable compensation. Bonuses for the Chairman of the Board, CEO and CFO are based upon Return on Average Quarterly Common Equity for the four quarters of the fiscal year for which the bonus is to be paid (“ROAQCE”), an objective formula tied to financial performance goals. For the other NEOs, bonuses are determined based on both ROAQCE and the achievement of tailored personal objectives. An important part of each NEO’s compensation package also consists of stock options, which, like bonuses, are tied to the Company’s financial performance. These variable elements are intended to align the executives’ performance and interests with increased Company performance and long-term shareholder value. For the three fiscal years prior to fiscal 2007, the average percentages of each NEO’s Total Direct Compensation attributable to variable compensation were as follows:

Total Variable Compensation as a Percentage of Total Direct Compensation*

Average Previous Three Fiscal Years
(2004-2006) Percentage
Kevork S. Hovnanian	75.8%
Ara K. Hovnanian	94.9%
J. Larry Sorsby	86.3%
Paul W. Buchanan	57.4%
Peter S. Reinhart	52.6%
*	Computed as the sum of total bonus (whether paid in cash or restricted shares (computed upon the closing price of Class A Common Stock on the New York Stock Exchange on the date of grant) in lieu of cash) and the value of stock option grants based on the Black-Scholes options calculation model on the date of grant divided by the sum of base salary, total bonus, and stock option grants.

     The intent of the Committee was to maintain similar variable compensation percentages for fiscal 2007 as in previous years and as compared with the Peer Group in years when the Company performs at median levels compared to the Peer Group. The actual total bonus amounts for fiscal 2007 were zero or significantly lower than historical results. This had the effect of reducing variable compensation as a percentage of Total Direct Compensation compared with the percentages shown above. Consistent with the Committee’s philosophy to maintain variable compensation levels similar to the Peer Group, the Committee awarded stocks to each of the NEOs in fiscal 2007 which were intended to result in Total Direct Compensation that falls within the median comparable Peer Group range for executives.

Long-Term vs. Short-Term Compensation. An important portion of each NEO’s Total Direct Compensation is long-term compensation, which includes both stock options and restricted share awards granted in lieu of cash for a portion of total bonus amounts. Short-term compensation consists of base salary and the cash portion of annual bonus amounts. Restricted share and stock option awards are intended to foster long-term commitment by the executive, employee-shareholder alignment, and improved long-term shareholder value. The average long-term compensation values as a percent of Total Direct Compensation for fiscal years 2004 to 2006 for the CEO and CFO were 59.2% and 55.6%, respectively. The Company’s Chairman of the Board, and founder, Mr. K. Hovnanian, does not typically receive any stock options or restricted share awards as part of his overall compensation as he currently holds a significant equity interest in the Company. Mr. Buchanan and Mr. Reinhart’s average long-term compensation percentages for the same period were 23.3% and 21.7%, respectively, reflecting the Committee’s belief that while it is important for these executives to be compensated in part based on the long-term performance of the Company, they have less direct influence on the long-term financial success of the Company as compared to the other NEOs. Bonuses based on ROAQCE were not earned for 2007, and therefore, no restricted share awards were granted in 2007, based on ROAQCE, which had the effect of reducing long-term compensation as a percentage of Total Direct Compensation.

DETAILS OF COMPENSATION ELEMENTS

Base Salaries

     Base salaries are intended to reward and retain executives for their day-to-day contributions to the Company. The Committee believes that base salaries at or above the competitive median level are necessary to retain the Company’s executive talent pool, and it determined that the fiscal 2007 base salaries of the Company’s executive officers were necessary to retain their services.
     Base salaries of all of the NEOs are reviewed annually by the Committee and are subject to adjustment based on individual performance, change in responsibilities, average salary increases or decreases in the industry, compensation for similar positions involving the Company’s Peer Group or other comparable companies if comparable data was unavailable from the Peer Group companies, as well as other factors such as cost of living. The Committee also consults with PM&P in determining the need for salary adjustments.

  Chairman of the Board and CEO: For fiscal 2007 and fiscal 2008, the Chairman of the Board and CEO did not receive any salary adjustments in respect of their existing annual base salaries, reflecting the Company’s recent budget cuts and downsizing due to industry conditions. In addition, based on discussions with PM&P, the Committee understood that the CEO’s base salary is near the median base salary level of other individuals with similar responsibilities at Peer Group companies.
  CFO: The CFO also did not receive a base salary increase for fiscal 2007, but did receive a salary adjustment for fiscal 2008. The Committee determined that a salary increase from $312,171 to $500,000 (effective as of November 1, 2007) was warranted after reviewing an analysis of CFO compensation among the Peer Group, which showed that over time, the CFO’s salary had fallen below the Peer Group 25th percentile. In particular, salaries for Peer Group CFOs have increased considerably more rapidly than at the Company. With the increase to $500,000, the CFO’s salary approaches the desired Peer Group median salary level.
  Other NEOs: For fiscal 2007, the Committee approved a 12% increase in the base salary for Mr. Buchanan from his fiscal 2006 base salary. In arriving at its decision, the Committee consulted with PM&P who provided market data with respect to companies with revenues that, at median, were similar to that of the Company’s 2006 revenue of $6.1 billion. This study concluded that the fiscal year end 2006 salary for Mr. Buchanan was below the market median. As a result of this study and the Committee’s review of his responsibilities and performance and its belief that an increase was necessary to support the retention, motivation, and continued performance of this highly-qualified executive, the Committee approved the increased base salary. No additional base salary adjustments were approved for Messrs. Buchanan and Reinhart for fiscal 2008.

Bonuses

Regular Bonuses

     The Company provides each of the NEOs with an opportunity to earn bonuses, the cash portions of which are intended to reward executives for the attainment of short-term financial objectives and, in the case of certain NEOs, individual performance objectives. Fiscal 2007 bonus awards were made pursuant to the Company’s amended and restated Hovnanian Enterprises, Inc. Senior Executive Short-Term Incentive Plan (the “Short-Term Incentive Plan”) and the amended and restated 1999 Hovnanian Enterprises, Inc. Stock Incentive Plan (the “Stock Incentive Plan”), each of which is a shareholder approved plan.
     Bonus opportunities are intended to be competitive with industry-wide practices in order to retain and attract executive talent. For fiscal 2007, with the exception of the Chairman of the Board, who has significant equity ownership, 30% of earned bonuses for the NEOs were paid in the form of deferred shares (with the remaining 70% paid in cash) with vesting restrictions in order to provide alignment with shareholders and encourage long-term retention. The number of shares of the Company’s common stock paid under a deferred share award is determined by dividing the dollar amount of the deferred share portion by the lesser of (1) the closing price of the Class A Common Stock on the last day of the fiscal year during which the service giving rise to the deferred share award was performed or (2) the average of the closing prices of a share of Class A Common Stock on the last day of each of the five previous fiscal quarters ending on the last day of the fiscal year during which the service giving rise to the deferred share award was performed, and adding an incremental 20% more shares to reflect the shift from a cash bonus award to a deferred share award with vesting restrictions.

     Linking bonuses to a return on equity is historically a common industry practice. In line with this practice, fiscal 2007 bonus formulas for the NEOs were based primarily, or in part, on ROAQCE and were further tailored to each executive. Fiscal year 2007 bonus formulas for each of the NEOs are set forth below.

  Chairman of the Board: The Chairman of the Board’s bonus formula provided for a fixed dollar amount based on the Company’s ROAQCE. The Committee determined that a cash bonus formula was the most appropriate because Mr. K. Hovnanian’s interests are already aligned closely with shareholders due to his significant stock ownership.
Calculation Method*
ROAQCE percentage	Bonus
0.0%	$0
1.0%	$150,000
5.0%	$525,000
7.5%	$712,500
10.0%	$900,000
12.5%	$1,250,000
15.0%	$1,500,000
17.5%	$2,000,000
20.0%	$2,500,000
25.0%	$3,000,000
*	The bonus is interpolated between the points shown in the table, and at the discretion of the Committee and subject to the maximum bonus payable under the Short-Term Incentive Plan, may be extrapolated beyond the maximum ROAQCE percentage shown at a rate of $100,000 per percentage point increase in ROAQCE, which is the rate applied between the last two tiers of the above chart.

     Based on the bonus formula above, Mr. K. Hovnanian did not receive any bonus for fiscal 2007.
  CEO: The CEO’s bonus formula for fiscal 2007 provided for a bonus award equal to a fixed percentage of pre-tax income based on the Company’s ROAQCE. The methodology underlying this formula was designed to yield an annual bonus that would result in Total Direct Compensation that falls within the median range of the Peer Group for comparable financial performance.

Calculation Method*
ROAQCE percentage	% Pre-tax Income
0.0%	0%
5.0%	1.0%
10.0%	1.25%
15.0%	1.5%
20.0%	2.0%
*	The bonus is interpolated between the points shown in the table, and at the discretion of the Committee and subject to the maximum bonus payable under the Short-Term Incentive Plan, may be extrapolated beyond the maximum ROAQCE percentage shown at a rate of 0.10% of pre-tax income per percentage point increase in ROAQCE, which is the rate applied between the last two tiers of the above chart.

     Based on the bonus formula above, Mr. A. Hovnanian did not earn a bonus for fiscal 2007.

  CFO: Like the Chairman of the Board, the CFO’s bonus formula provided for a fixed dollar amount based on the Company’s ROAQCE. This formula was designed to yield an annual bonus that would result in Total Direct Compensation that falls within the median range of the Peer Group for comparable financial performance.
Calculation Method*
ROAQCE percentage	Bonus
0.0%	$0
5.0%	$375,000
10.0%	$750,000
15.0%	$1,250,000
20.0%	$2,000,000
25.0%	$2,500,000
*	The bonus is interpolated between the points shown in the table, and at the discretion of the Committee and subject to the maximum bonus payable under the Short-Term Incentive Plan, may be extrapolated beyond the maximum ROAQCE percentage shown at a rate of $100,000 per percentage point increase in ROAQCE, which is the rate applied between the last two tiers of the above chart.

     Based on the bonus formula above, Mr. Sorsby did not earn a bonus for fiscal 2007. However, he did receive a discretionary bonus as described below.
  Other NEOs: Incentive opportunities for Messrs. Buchanan and Reinhart were based on a combination of Company performance and individual performance factors that were within each of these executives’ control and that would have a positive impact on the Company. Therefore, the bonus program for these NEOs targets both (a) meeting ROAQCE financial performance objectives for the Company and (b) meeting personal objectives, as follows:

(a) Calculation Method – for Meeting Financial Performance Measures*
ROAQCE percentage	Bonus
0.0%	$0
5.0%	10% of base salary for both Mr. Buchanan and Mr. Reinhart
10.0%	20% of base salary for both Mr. Buchanan and Mr. Reinhart
15.0%	40% of base salary for Mr. Buchanan and 30% for Mr. Reinhart
20.0%	60% of base salary for Mr. Buchanan and 40% for Mr. Reinhart
25.0%	90% of base salary for Mr. Buchanan and 80% for Mr. Reinhart
*	The bonuses are interpolated between the points shown in the table, and at the discretion of the Committee and subject to the maximum bonus payable under the Short-Term Incentive Plan and Stock Incentive Plan, as applicable, may be extrapolated beyond the maximum ROAQCE percentage shown at a rate of 6% of base salary per percentage point increase in ROAQCE for Mr. Buchanan and at a rate of 8% of base salary per percentage point increase for Mr. Reinhart, which are the rates applied between the last two tiers of the above chart.

AND (b) Calculation Method – for Meeting Personal Objective Measures*
Up to 20% of base salary for meeting “threshold” personal objectives for both Mr. Buchanan and Mr. Reinhart
Up to 40% of base salary for Mr. Buchanan and 30% for Mr. Reinhart for meeting “target” personal objectives
Up to 60% of base salary for Mr. Buchanan and 40% for Mr. Reinhart for meeting “outstanding” personal objectives

*	“Threshold,” “target,” and “outstanding” levels are determined by the CFO and the CEO, who may consult with other members of senior management, and are used for internal evaluation purposes only.

     Mr. Buchanan’s fiscal 2007 objectives included providing assistance in modifying the Company’s lines of credit and mortgages, supervising and directing the development of new operational reports, and facilitating the communication of financial information impacting the Company’s business units.
     Mr. Reinhart’s fiscal 2007 objectives were primarily related to the management and satisfactory resolution of certain active litigation matters.
     Based on the bonus formula above, neither of these NEOs earned bonuses related to the ROAQCE criteria (stated under (a) above) for the fiscal year, but each did earn a bonus for meeting his fiscal 2007 personal objectives in full (the “outstanding” category as stated above under (b)), and as described in the footnotes to the Summary Compensation Table below.
     For all of the ROAQCE bonus formulas discussed above for each of the NEOs, net income used in calculating ROAQCE is after taxes and preferred dividends and, at the Committee’s discretion, excludes land charges. Bonuses are payable quarterly based on the estimated ROAQCE for the year. The bonus amounts are adjusted for revised estimates of ROAQCE each interim quarter, and adjusted for actual results following fiscal year end, but there is no recapture of previously paid amounts. However, for fiscal 2007, bonuses paid to Messrs. Buchanan and Reinhart based on the first quarter estimated ROAQCE for the year were effectively recaptured by offset against their bonuses based on the personal objectives component. The personal objectives component of Messrs. Buchanan and Reinhart’s bonus formulas was only assessed at the end of fiscal 2007.

Discretionary Bonuses

     The Committee has the authority to make discretionary bonus awards, which it considers under special circumstances, including exceptional contributions not reflected in the regular bonus measures, new hire sign-on bonuses, and retention rewards. Prior to fiscal 2007, the Company had only awarded a discretionary bonus once in the past five years when it issued a discretionary stock grant of 27,326 shares in January 2004 to the CEO for exceptional leadership contributions.
     The Committee believes that the following fiscal 2007 discretionary bonus awards and other benefits discussed under “Other Employee Benefits” below were necessary for retaining and rewarding the following executives for their individual performance during the difficult market conditions in fiscal 2007 and for retention for future fiscal years. The Committee recognized that the CFO’s leadership and supervision was critical to the formulation and implementation of the Company’s revised economic strategies and organizational modifications intended to minimize the impact of the Company’s reduction in homebuilding and mortgage sales. Furthermore, the Chief Accounting Officer and the General Counsel also provided strong leadership and supervision during this period by reducing the overall pecuniary and legal impact of the Company’s reduction in homebuilding and mortgage sales.

  CFO: In recognition of his fiscal 2007 performance, the CFO received a discretionary cash bonus of $188,000 paid on December 21, 2007. In December 2007, the Committee also approved a discretionary cash retention bonus of $150,000 for the CFO that vests and becomes payable 50% in July 2008 and 50% in January 2009 provided that he remains continuously employed by the Company through those dates.
  Other NEOs: In December 2007, the Committee also approved a discretionary cash retention bonus of $100,000 for each of Messrs. Buchanan and Reinhart that vests and becomes payable 50% in July 2008 and 50% in January 2009 provided that he remains continuously employed by the Company through those dates.

Stock Option Grants

     The Committee may make grants of stock options, stock appreciation rights, restricted shares and units, unrestricted shares, or stock awards settled in cash pursuant to the Stock Incentive Plan. In fiscal 2007, the Committee awarded stock options to NEOs, subject to an election to receive restricted share units (RSUs) instead for certain NEOs. No other stock-based awards (other than deferred share awards as part of total bonus) were made to NEOs in fiscal 2007. Stock options are intended to establish a strong commitment to maintain longevity with the Company and focus on creating long-term shareholder value. In addition, stock options are selected over other types of awards because of their intrinsic components which reward executives while reducing the overall cost to the Company.
     Because the ultimate value received by stock option holders is directly tied to increases in the Company’s stock price, stock options serve to link the interests of management and shareholders and to motivate executive officers to make decisions that will increase the long-term total return to shareholders. Additionally, grants under the Stock Incentive Plan include vesting and termination provisions that the Committee believes will encourage stock option holders to remain long-term employees of the Company.
     The Committee ultimately approves the size of the grants taking into account the recommendations by the CEO (other than for his own grant) and other criteria as determined by the Committee. The awards are intended to result in Total Direct Compensation that falls within the median range of the Peer Group for comparable financial performance.
     Stock options and RSUs generally vest in four equal annual installments, commencing on the second anniversary date of the grant. In fiscal 2007, the Committee also approved, with respect to all future stock options and all prior non-qualified stock options, the extension of the post-termination of employment (or service, for non-employee directors) exercise period for up to 12 months (or until the normal option termination date, if sooner) in the event of “retirement.”  For this purpose, “retirement” generally means termination of employment or, for non-employee directors, termination as a member of the Board of Directors, on or after age 60, or on or after age 58 with at least 15 years of credited service with the Company. The Committee determined that such an extension was appropriate based on the cyclical nature of the homebuilding industry.

Fiscal 2007 Stock Option Awards

  Chairman of the Board: As the Chairman of the Board already has substantial equity holdings, no further equity awards were deemed necessary or appropriate.
  CEO and CFO: The CEO and CFO were granted the same amount of stock option grants, 375,000 and 50,000, respectively as awarded to each of them in fiscal 2006.
  Other NEOs: Messrs. Buchanan and Reinhart both received an increase of 10,000 stock option grants from their prior year’s grants for a total of 15,000 stock option grants. Both Messrs. Buchanan and Reinhart elected to receive RSUs in respect of their entire grants, resulting in a total of 5,000 RSUs each.

Other Employee Benefits

     The Company maintains additional employee benefits that the Committee believes enhance executive efficiency and time that the executive is able to devote to Company affairs.
     In addition to benefits generally provided to employees of the Company, such as the Company’s contributions the participant’s 401(k) plan, NEOs are also eligible to participate in the following programs:

  Personal use of the Company’s aircraft and automobiles;
  Auto allowance, including car maintenance and gas expense;
  Executive term life insurance;
  Annual Executive Physical Program;
  Contributions to the Company’s executive deferred compensation plan (“EDCP”), a non-qualified plan in which executives may defer both salary and bonus award payments;
  Golf membership or country club reimbursement (not utilized for any NEO in fiscal year 2007); and
  Personal tax preparation (not utilized for any NEO in fiscal year 2007).
     For the reasons discussed under “Discretionary Bonuses” above, the Committee approved a $175,000 cash contribution in the name of Mr. Sorsby to the Children's Hospital of Philadelphia, payable in three installments as follows: $50,000 in 2008, $50,000 in 2009, and $75,000 in 2010.

     Specific benefits and the incremental costs of such benefits are described in detail in the footnotes to the Summary Compensation Table. The Company does not offer any defined benefit pension plans to its employees.

ACTIONS FOR FISCAL 2008 AND SUBSEQUENT FISCAL YEARS
     Due to the difficult challenges in the Company’s markets and decline in the Company’s profitability in fiscal 2007, the Company did not approve any base salary increases for its highly compensated employees, including the NEOs for fiscal 2008, except as described above under “Details of Compensation Elements – Base Salaries” for the CFO. However, the NEOs were offered the opportunity to earn a one-time retention bonus equal to 3% of such NEOs fiscal year end 2007 base salary if the NEO remains employed with the Company through the end of the fiscal year in which the Company’s ROAQCE returns to 20%.
     Certain adjustments were made to the NEOs bonus formulas for fiscal 2008 consistent with the Company’s belief that prevailing market conditions have heightened the importance of cash flow and liquidity, and that the incentives for the NEOs for fiscal 2008 should be reoriented to focus on cash flow and liquidity. Specifically, the bonus formulas for the Chairman of the Board, CEO, and CFO for fiscal 2008 are equal to the greater of (a) the executive’s pre-existing bonus formula based on the Company’s ROAQCE (as described above), and (b) a new bonus formula based on the Company’s net debt reduction. Messrs. Buchanan and Reinhart’s bonus formulas for fiscal 2008 will remain the same as established in fiscal 2007. Unlike the prior fiscal year, the fiscal 2008 bonus for all NEOs will be assessed annually rather than quarterly.
     As discussed above under “Discretionary Bonuses,” the CFO, Chief Accounting Officer, and General Counsel were awarded cash retention bonuses that vest and become payable 50% in July 2008 and 50% in January 2009.

TAX DEDUCTIBILITY AND ACCOUNTING IMPLICATIONS
     As a general matter, the Committee always takes into account the various tax and accounting implications of compensation. When determining amounts of equity grants to executives and employees, the Committee also examines the accounting cost associated with the grants.
     The Company’s annual bonus and stock option programs are intended to allow the Company to make awards to executive officers that are deductible under Section 162(m) of the Internal Revenue Code which otherwise sets limits on the tax deductibility of compensation paid to a company’s most highly compensated executive officers. The Committee will continue to seek ways to limit the impact of Section 162(m) of the Internal Revenue Code. However, the Committee believes that the tax deduction limitation should not compromise the Company’s ability to establish and implement incentive programs that support the compensation objectives discussed above. Accordingly, achieving these objectives and maintaining required flexibility in this regard may result in compensation that is not deductible for federal income tax purposes. The bonus formulas approved by the Committee for fiscal 2007 were intended to be established in accordance with the requirements for deductibility under Section 162(m) of the Internal Revenue Code. While discretionary bonuses were awarded to certain NEOs for fiscal 2007 performance, those amounts did not result in compensation over the $1 million limit under Section 162(m) and therefore did not affect the Company’s ability to deduct such amounts.
     The Committee approved bonus formulas for fiscal 2008 in accordance with the Company’s employee benefit plans and, where applicable, are intended to be consistent with the performance based compensation exception in Section 162(m).

TIMING AND PRICING OF STOCK OPTIONS
     For fiscal 2007, stock options were granted on the second Friday in June for all eligible employees and non-employee Directors of the Company. In addition, the Company awards shares of the Company’s Class A Common Stock to non-employee Directors as part of their annual retainer on the second Friday in January. The Company’s practice of setting “fixed” equity award grant dates is designed to avoid the possibility that the Company could grant stock awards prior to the release of material, nonpublic information which is likely to result in an increase in its stock price, or to delay the grant of stock awards until after the release of material, non-public information that is likely to result in a decrease in the Company’s stock price. Exercise prices were set at the arithmetic mean of the high and low prices of the Company’s Class A Common Stock on the NYSE on the date the awards were granted.

STOCK OWNERSHIP GUIDELINES
     The Board of Directors of the Company adopted stock ownership guidelines, recommended by the Committee, which set forth minimum amounts of stock ownership, directly or beneficially, for the Company’s directors and certain senior executive officers. In fiscal 2007, members of the Company’s senior management, other than Mr. K. Hovnanian, also received a portion of their bonuses in deferred Company stock (30% of the total bonus). On an annual basis, the Committee reviews adherence to the Company’s stock ownership guidelines, which are incorporated into the Company’s Corporate Governance Guidelines. The Company believes these guidelines further enhance the Company’s commitment to aligning the interests of non-employee directors and executive management with those of its stockholders.

     Senior Executive Officers
     The guidelines provide that the following senior executive officers of the Company are requested to achieve and maintain minimum stock ownership amounts as follows:
     Chairman of the Board – 5x current base salary
     Chief Executive Officer – 5x current base salary
     Chief Financial Officer – 2x current base salary

     Non-Employee Directors
     The Company’s non-employee directors receive 50% of their annual retainer in the Company’s Class A Common Stock and 50% in cash. Non-employee directors also receive an annual grant of stock options. The guidelines provide that non-employee directors are requested to achieve and maintain stock ownership amounts which equal 2x the total value of their annual director retainer (or $80,000 in total) within 5 years after they become subject to the guidelines.
     As of February 4, 2008 (the Company’s record date for determination of shareholders entitled to vote at the Annual Meeting), and as shown in the “Voting Rights and Security Ownership of Certain Beneficial Owners and Management” table above, the Senior Executive Officers and the Non-Employee Directors had met the Company’s stock ownership guidelines.

NON-EMPLOYEE DIRECTOR COMPENSATION
     The Committee annually reviews the compensation program for directors who are not employees of the Company and makes recommendations to the Board of Directors for their approval. The compensation program for non-employee directors has not changed since fiscal 2006 when the Committee reviewed a study of non-employee director compensation involving the Company’s Peer Group prepared by PM&P. In December of 2007, the Board of Directors approved the following non-employee director benefits for fiscal 2008, which reflected no changes from fiscal 2007 and fiscal 2006:

  Annual retainer of $40,000 with an additional retainer of $20,000 for each committee on which Director serves (each paid 50% in cash and 50% in stock );
  Annual grant of 5,000 stock options with an additional 2,000 stock options for each committee on which a Director serves; and
  Meeting fees remained the same as established for fiscal 2006 (i.e., $3,000 per Board meeting held in person, $2,000 per telephonic Board meeting, $5,000 per Committee meeting held in person; and $2,500 per telephonic Committee meetings).

     For additional information related to non-employee director compensation, please also refer to the “Non-Employee Director Compensation For Fiscal 2007” table below.
     In conjunction with promoting high ethical standards for the distribution of equity-based incentives, the Committee also established the second Friday in January of each year as the date for payment of the non-employee director Board retainer and the date for establishment of the stock price for purposes of calculation of the stock portion of the non-employee director Board retainer.

EXECUTIVE COMPENSATION

(I) SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation of the chief executive officer, the chief financial officer, and the next three most highly compensated executive officers (also known as the “NEOs”) for fiscal 2007.

Summary Compensation Table

							Change in
							Pension
						Non-Equity	Value and
						Incentive	Nonqualified
						Plan	Deferred
				Stock	Option	Compen-	Compensation	All Other
Name and Principal Position	Year	Salary	Bonus (1)	Awards (2)	Awards (3)	sation (4)	Earnings	Compensation (5)	Total
Kevork S. Hovnanian,	2007	$1,128,433	—	—	—	—	—	$134,902	$1,263,335
Chairman of the Board
Ara K. Hovnanian,	2007	$1,092,606	—	—	$7,068,001	—	—	$375,334	$8,535,941
President and Chief
Executive Officer
J. Larry Sorsby,	2007	$312,291	$188,000	$388,876	$614,523	—	—	$67,855	$1,571,545
Executive Vice President
and Chief Financial
Officer
Paul W. Buchanan,	2007	$271,925	—	$114,105	$46,932	$117,600	—	$34,263	$584,825
Senior Vice President/
Chief Accounting
Officer
Peter S. Reinhart,	2007	$300,000	—	$96,825	$46,932	$84,000	—	$41,493	$569,250
Senior Vice President/
General Counsel
(1)  The “Bonus” Column. In accordance with SEC rules, the “Bonus” column discloses only the discretionary cash bonus awards for fiscal 2007 performance. For 2007 performance, Mr. Sorsby received a discretionary cash bonus of $188,000 which was paid in December 2007. Not included in this column are the retention bonuses awarded in December 2007 for the CFO, Chief Accounting Officer, and General Counsel that vest and become payable 50% in July 2008 and 50% in January 2009 as discussed under “Discretionary Bonuses” in the “Compensation Discussion and Analysis”. These bonuses will be included in the Summary Compensation Table if and when earned during fiscal 2008 and fiscal 2009.

No Bonuses Earned Based on Objective Performance-based Metrics. For fiscal 2007, Messrs. K. Hovnanian, A. Hovnanian, and Sorsby did not receive any cash or stock bonus based upon the performance-based financial measures of their regular bonus programs; and Mr. Buchanan and Mr. Reinhart received bonuses only for meeting the personal objectives portions of their regular bonus programs (described under footnote (4) below).

(2)  The “Stock Awards” Column. This column reflects deferred stock awards earned and restricted stock and restricted stock units granted both in fiscal 2007 and in prior years and is based on amortization of the grant date fair value of the stock awards in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payments (“FAS 123R”), which addresses the expensing of equity awards (including restricted stock, restricted stock units, and stock options) for financial statement purposes. The majority of these stock awards represent the deferred share portion of performance-based bonuses awarded to NEOs. Assumptions used in the calculation of these amounts are set forth in footnotes 3 and 15 to the Company’s audited financial statements for fiscal 2007 included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2007.

Grant Date Fair Value vs. Market Value of “Stock Awards”. Due to the decline in the Company’s stock price, if the stock awards for which expenses are shown under the “Stock Awards” column were valued in accordance with the market value of the Company’s shares as of October 31, 2007 rather than the grant date fair value reflected in the Summary Compensation Table, their valuations would differ as follows:

Value of Stock Awards (Supplemental Table)

	Based on Grant Date Fair Value (a)		Based on 10/31/07 Market Value ($11.37)
	2007 Grants	Prior Year Grants	2007 Grants	Prior Year Grants
Kevork S. Hovnanian (b)	—	—	—	—
Ara K. Hovnanian	—	—	—	—
J. Larry Sorsby	—	$388,876	—	$136,537
Paul W. Buchanan	$114,105	—	$88,905	—
Peter S. Reinhart	$96,825	—	$71,625	—
(a)  Reflects values under “Stock Awards” column of Summary Compensation Table.
(b)  Mr. K. Hovnanian is not generally awarded any equity awards related to his annual bonus or otherwise because of his existing high stock ownership interest in the Company.

“Stock Awards” Expense vs. Total Bonus Awards Earned for Fiscal 2007 Performance Only.
The “Stock Awards” column includes expense for performance-based stock bonus awards which may have been earned in prior years in accordance with the accounting expense recognition described above. The following supplemental table is intended to disclose stock awards earned only for fiscal 2007 performance (calculated using market value on the grant date) and includes a total of all bonus awards earned by the NEOs for fiscal 2007:

Total Bonuses for Fiscal 2007 Performance (Supplemental Table)*

	Fiscal 2007 Discretionary		Fiscal 2007 Performance-
	Awards		based Awards
				Deferred
	Cash	RSU	Cash	Stock	Total Bonus
Name	Awards (a)	Awards (b)	Awards (c)	Awards (d)	Awards
Kevork S. Hovnanian	$—	$—	$—	N/A	$—
Ara K. Hovnanian	$—	$—	$—	$—	$—
J. Larry Sorsby	$188,000	$—	$—	$—	$188,000
Paul W. Buchanan	$—	$107,250	$117,600	$60,480	$285,330
Peter S. Reinhart	$—	$107,250	$84,000	$43,200	$234,450
*	Excludes stock option awards.
(a)  Equals the values provided in the “Bonus” Column of the Summary Compensation Table. Excludes retention bonuses awarded in December 2007 that vest and become payable 50% in July 2008 and 50% in January 2009.
(b)  Represents the value of 5,000 restricted stock units awarded at the grant date fair value ($21.45) and not the FAS 123R expense valuation that is reflected in the “Stock Awards” column of the Summary Compensation Table.
(c)  Equals the values provided in the “Non-Equity Incentive Compensation” Column of the Summary Compensation Table (see also footnote (4) below for additional information).
(d)  Represents the deferred equity bonus awards earned in fiscal 2007; shown here as the market value on the grant date of the stock award (October 31, 2007) and not the FAS 123R expense valuation that is reflected in the “Stock Awards” column of the Summary Compensation Table.

Vesting of Deferred Share Awards. Deferred shares generally vest in four equal annual installments beginning on the second November 1st following the fiscal year during which the service giving rise to the deferred share award was performed, subject to rounding and continued employment with the Company. Deferred share award recipients who have reached age 58 or who have completed at least 20 years of service for the Company, however, will be fully vested in all shares relating to a deferred share award on the later of (1) the January 15th following the fiscal year during which the service giving rise to the deferred share award is performed or (2) the date on which age 58 is reached or 20 years of service is completed. Of the named executive officers, K. Hovnanian, A. Hovnanian, Paul Buchanan, and Peter Reinhart meet these requirements.

(3)  The “Option Awards” Column. Similar to the “Stock Awards” column, this column reflects stock options awarded both in fiscal 2007 and in prior years and is based on amortization of the grant date fair value of the option awards in accordance with FAS 123R for financial statement purposes. Assumptions used in the calculation of these amounts are set forth in footnotes 3 and 15 to the Company’s audited financial statements for fiscal 2007 included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2007.
     The FAS 123R expenses for option awards shown in the Summary Compensation Table are based on the Black-Scholes valuations of stock options granted in both fiscal 2007 and in prior years and are based on the value of the Company’s stock at higher levels than its market value as of fiscal 2007 year-end.
     Due to the decline in the Company’s stock, if the valuation for the same options were based on their intrinsic value (calculated as the difference between the value of the option based upon the Company’s share price as of the market close on October 31, 2007 and the option exercise price) rather than the FAS 123R expense, a significant percentage of the same options would be “out of the money” and have no intrinsic value as reflected in the table below. For example, as shown below, the total valuation of options for Mr. Ara Hovnanian if based on “intrinsic” valuation would be $552,222, instead of the FAS 123R expense valuation amount of $7,068,001.

Intrinsic Expensed Value of Unexercised Stock Options vs. FAS 123R Expense (Supplemental Table)

								2007 Expense
		Share	Option Grant Date	Closing				Assuming
		Price at	Fair Value per	Price of		Intrinsic	2007	Intrinsic Value
	Grant	Grant	Share	Stock at	Total	Value as of	Expense Per	as of
Named Executive Officer	Date	Date	(b)	10/31/2007	Shares	10/31/2007 (c)	FAS 123R (d)	10/31/07 (e)
Kevork S. Hovnanian (a)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ara. K. Hovnanian	03/13/01	$6.35	$3.45	$11.37	250,000	$1,255,000	$52,720	$69,722
	11/06/01	$5.58	$2.92	$11.37	500,000	$2,895,000	$243,333	$482,500
	11/13/02	$15.90	$8.31	$11.37	600,000	($2,718,000)	$831,000	$—
	12/19/03	$44.13	$23.35	$11.37	600,000	($19,653,000)	$2,335,000	$—
	12/03/04	$41.20	$23.16	$11.37	350,000	($10,440,500)	$1,351,000	$—
	05/20/05	$56.82	$31.97	$11.37	145,834	($6,628,170)	$777,054	$—
	05/19/06	$32.33	$18.67	$11.37	375,000	($7,860,000)	$1,166,875	$—
	06/08/07	$21.45	$10.44	$11.37	375,000	($3,780,000)	$311,019	$—
							$7,068,001	$552,222
J. Larry Sorsby	03/01/01	$5.35	$2.91	$11.37	50,000	$301,000	$8,531	$16,722
	11/06/01	$5.58	$2.92	$11.37	50,000	$289,500	$22,951	$48,250
	11/08/02	$16.35	$8.54	$11.37	50,000	($249,000)	$67,125	$—
	12/19/03	$44.13	$23.35	$11.37	50,000	($1,637,750)	$183,531	$—
	12/03/04	$41.20	$23.16	$11.37	25,000	($745,750)	$91,019	$—
	05/20/05	$56.82	$31.97	$11.37	10,417	($473,453)	$55,505	$—
	05/19/06	$32.33	$18.67	$11.37	50,000	($1,048,000)	$146,746	$—
	06/08/07	$21.45	$10.44	$11.37	50,000	($504,000)	$39,115	$—
							$614,523	$64,972
Paul W. Buchanan	03/18/02	$12.13	$6.35	$11.37	15,000	($11,400)	$15,875	$—
	05/21/04	$32.82	$18.59	$11.37	5,000	($107,250)	$15,492	$—
	05/19/06	$32.33	$18.67	$11.37	5,000	($104,800)	$15,565	$—
							$46,932	$—
Peter S. Reinhart	03/18/02	$12.13	$6.35	$11.37	15,000	($11,400)	$15,875	$—
	05/21/04	$32.82	$18.59	$11.37	5,000	($107,250)	$15,492	$—
	05/19/06	$32.33	$18.67	$11.37	5,000	($104,800)	$15,565	$—
							$46,932	$—
(a)  Mr. K. Hovnanian is not granted any stock option awards.
(b)  The option grant date fair value per share is based on the Black-Scholes option pricing model, using assumptions in the calculation of these amounts as set forth in footnotes 3 and 15 to the Company’s audited financial statements for fiscal 2007 included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2007.
(c)  The intrinsic value represents the difference between the market value as of October 31, 2007 and the option exercise price multiplied by total number of shares. Where negative, this represents how much the applicable grant is “out-of-the-money”.
(d)  The 2007 expense in accordance with FAS 123R is calculated as follows: Total options multiplied by the option grant date fair value per share and divided by the number of months for the full vesting period = expense per month. For grants in fiscal 2007, the expense commenced on the grant date of June 8, 2007.
(e)  The 2007 expense assuming intrinsic value is calculated as in footnote (d) above, but uses the intrinsic value instead of the option grant date fair value.

(4)  “Non-Equity Incentive Plan Compensation” Column. This column represents the cash portion of the performance bonus awards earned by the NEOs in fiscal 2007. As noted above under footnote (1) above, Messrs. K. Hovnanian, A. Hovnanian, and Sorsby did not receive any cash bonus based upon the financial performance-based financial measures of their regular bonus programs. Mr. Buchanan and Mr. Reinhart received bonuses only for meeting the personal objective portions of their regular bonus programs.

As stated above in the “Compensation Discussion and Analysis” under “Bonuses,” 70% of the earned bonuses for the NEOs is paid in cash and the remaining 30% is paid in the form of deferred share awards, with the exception of the Chairman of the Board, who receives 100% of his regular bonus in cash. An NEO receives an incremental 20% in additional deferred shares to reflect the shift from a cash bonus award to a deferred share award with vesting restrictions.

The amounts of $117,600 and $84,000 represent the cash portion, or 70%, of the total performance-based bonuses earned by Mr. Buchanan and Mr. Reinhart, respectively, for the fiscal year 2007, which were awarded on the basis of their achievement of the highest range of their personal objectives (“outstanding”), calculated at 60% and 40%, respectively, of their annual base salaries. The remaining 30% deferred stock portion of the total performance-based bonus plus the additional 20% gross-up amounts are calculated as shown in the table below:

Fiscal 2007 Total Bonus Amount Based on the Achievement of Personal Objectives for Messrs. Buchanan and
Reinhart (Supplemental Table)

	Total FY07
	Bonus		30%	Additional		FY07
	(60%/40% of	70% Cash	Stock	20%	Total Stock	Bonus
Name	Base Salary)	Portion (a)	Portion	Gross-up	Portion (b)	Amount
Mr. Paul W. Buchanan	$168,000	$117,600	$50,400	$10,080	$60,480	$178,080
Mr. Peter S. Reinhart	$120,000	$84,000	$36,000	$7,200	$43,200	$127,200
(a)  These amounts are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(b)  These amounts reflect the total fiscal 2007 bonus attributed to deferred stock including the additional 20% gross-up and not the 2007 FAS 123R expense valuation that is reflected in the “Stock Awards” column of the Summary Compensation Table.

(5)  “All Other Compensation” Column. This column discloses all other compensation for the fiscal year, including reportable perquisites and other personal benefits.

For fiscal 2007, total perquisites and other personal benefits, and those that exceeded the greater of $25,000 or 10% of total perquisites and other personal benefits for each NEO, were as follows:

Fiscal 2007 Perquisites (Supplemental Table)

			Fiscal 2007 Perquisites that Exceeded the Greater of $25,000
Total Perquisites and Description			or 10% of Total Perquisites
	Total Fiscal 2007		Personal Use of Company’s	Personal Use of Company’s
Name	Perquisites	Types of Perquisites (a)	Aircraft (b)	Automobiles (c)
Kevork S. Hovnanian	$124,324	(1) (2) (4)	$55,101	$59,978
Ara K. Hovnanian	$312,597	(1) (2) (4) (5)	$218,168	$79,219
J. Larry Sorsby	$51,497	(3) (4) (5)	N/A	N/A
Paul W. Buchanan	$20,110	(1) (2) (4) (5)	N/A	N/A
Peter S. Reinhart	$26,236	(1) (3) (4) (5)	N/A	N/A
(a)  (1) Personal use of Company’s aircraft; (2) Personal use of the Company’s automobiles; (3) Perquisites related to executive’s use of their own vehicle; (4) Subsidized medical premiums for the remainder of the NEO’s employment with the Company; (5) Use of the Company’s Annual Executive Physical Exam Program.
(b)  The incremental costs of personal use of the Company’s aircraft are calculated as (1) the total operating costs (including trip-based management fees) directly associated with personal trips, plus (2) the allocable share of all other costs of the aircraft for the fiscal year (including depreciation or lease payments) based upon the percentage of total hours flown during the fiscal year represented by personal trips. No “deadhead” flights occurred in fiscal 2007.
(c)  The incremental costs of personal use of the Company’s automobiles are calculated as the allocable share of all costs of the automobiles for the fiscal year (including depreciation) based upon the percentage of total miles driven during the fiscal year represented by personal trips.

In addition to the perquisites and other personal benefits listed above, the NEOs received the following other compensation in fiscal 2007:

Fiscal 2007 All Other Compensation Other Than Perquisites (Supplemental Table)

				Company Contributions
		Term Life	Company’s Contributions	to the Executive Deferred
	Tax Gross-ups and	Insurance	to the Executive’s	Compensation Plan
Name	Reimbursements (1)	Premiums	Retirement Plan (401(k))	(“EDCP”) (2)
Kevork S. Hovnanian	$—	$453	$10,125	$—
Ara K. Hovnanian	$—	$556	$10,125	$52,056
J. Larry Sorsby	$—	$455	$10,125	$5,779
Paul W. Buchanan	$642	$404	$10,125	$2,982
Peter S. Reinhart	$—	$453	$10,125	$4,678
(1)  The tax gross-up for Mr. Buchanan is related to additional compensation reported to the Internal Revenue Service based upon formulas in the tax regulations in connection with his spouse accompanying him on a business trip. His spouse’s  travel had minimum incremental cost to the Company.
(2)  Mr. K. Hovnanian does not participate in the Company’s executive deferred compensation plan (“EDCP”).

(II) GRANTS OF PLAN-BASED AWARDS IN FISCAL 2007

     The following table summarizes both:

     (1) The potential equity and non-equity awards that could have been earned by each of the NEOs in fiscal 2007 at the SEC’s defined levels of “Threshold,” “Target,” and “Maximum” based on the performance-based awards granted to the NEOs; and

     (2) All other plan-based awards, such as stock options and restricted stock units granted in fiscal 2007.

     Each of the following columns is described in the footnotes below the table.

Grants of Plan-Based Awards in Fiscal 2007

								All Other	All Other
								Stock	Option Awards:	Exercise	Grant
								Awards:	Number of	or Base	Date	Grant Date
								Number	Securities	Price of	(6/8/07)	Fair Value
								of Shares	Underlying	Option	Closing	of Stock
		Estimated Possible Payouts Under			Estimated Possible Payouts Under			of Stock or	Options (#)	Awards	Price	and Option
		Non-Equity Incentive Plan Awards (1)			Equity Incentive Plan Awards (1)			Units (2)	(3)	($/Sh) (4)	($Sh) (4)	Awards (5)
	Grant
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Kevork S.		—	$1,500,000	$3,000,000	N/A	N/A	N/A	—	—	—	—	—
Hovnanian
			70% of	70% of		30% & 20%	30% & 20%
			1.5% of	2.0%		gross-up of	gross-up of
Ara K.		—	pre-tax	of pre-tax	—	1.5% of pre-	2.0% of pre-	—	—	—	—	—
Hovnanian			income*	income*		tax income*	tax income*
	6/8/07							—	375,000	$21.45	$21.80	$3,915,000
J. Larry		—	$875,000	$1,750,000	—	$450,000	$900,000	—	—	—	—	—
Sorsby	6/8/07							—	50,000	$21.45	$21.80	$522,000
Paul W.		—	$156,800	$294,000	—	$80,640	$151,200	—	—	—	—	—
Buchanan	6/8/07							5,000	—	—	—	$107,250
Peter S.		—	$126,000	$252,000	—	$64,800	$129,600	—	—	—	—	—
Reinhart	6/8/07							5,000	—	—	—	$107,250
*    Pre-tax income for the fiscal year ended October 31, 2007 was below zero.
(1)  As stated previously, 70% of the earned bonuses for most NEOs is paid in cash and the remaining 30% is paid in the form of deferred share awards, plus an additional 20% gross-up of the deferred share amount to reflect the shift from a cash bonus award to a deferred share award with vesting restrictions. Based on this information, and since the Company does not maintain separate equity and non-equity performance incentive plans for the NEOs, the columns represented here are described as follows:

  “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” Columns. For purposes of this table presentation, these columns represent the cash portion, or 70% of the total performance-based awards that an NEO could earn for fiscal 2007 at the SEC’s levels of “threshold,” “target,” and “maximum.”
  “Estimated Possible Payouts Under Equity Incentive Plan Awards” Columns. For purposes of this table presentation, these columns represent the deferred share portion, or 30%, plus the additional 20% gross-up amount, of the total performance-based awards that an NEO could earn for fiscal 2007 at the SEC’s levels of “threshold,” “target,” and “maximum.”

    Threshold Level:  For purposes of this table presentation, the “Threshold” level is defined as when the Company’s Return on Average Quarterly Common Equity for the four quarters of the fiscal year for which the bonus is to be paid (“ROAQCE “) percentage is at “zero” or if “none” of the personal objectives established for Mr. Buchanan and Mr. Reinhart at the beginning of the fiscal year as described above in the “Compensation Discussion and Analysis” under “Bonuses” were achieved. Based on the “Threshold” level, none of the NEOs would have earned a bonus payout for fiscal 2007 since their bonus formulas are tied to ROAQCE and, for Messrs. Buchanan and Reinhart, the achievement of some of their personal objectives is required to earn a bonus.

    Target Level: For purposes of this table presentation, the “Target” level is defined as when the Company’s ROAQCE percentage is at a minimum of 15%; or if the “target” or “substantial” percentage of the personal objectives established for Mr. Buchanan and Mr. Reinhart at the beginning of the fiscal year were achieved. Based on their respective “Target” level, each of the NEOs would earn a potential bonus amount as shown in the table below.

    Maximum Level: For purposes of this table presentation, the “Maximum” level is defined as when the Company’s ROAQCE percentage is at a maximum of 25% for most NEOs and 20% for Mr. A. Hovnanian and if all or an “outstanding” percentage of the personal objectives established for Mr. Buchanan and Mr. Reinhart at the beginning of the fiscal year were achieved. Based on their respective “Maximum”, each of the NEOs would earn a potential bonus amount as shown in the table below.

The amounts shown under “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” and “Estimated Possible Payouts Under Equity Incentive Plan Awards” columns were determined as follows:

Estimated Potential Payouts Under Fiscal 2007 Performance-Based Awards (Supplemental Table)

				Total Value			30% Deferred Stock
				of Personal		70% Cash	Payout & Additional
	Level	ROAQCE % at	Total Value of	Objectives		Payout of	20% Gross-Up (Stock
Name	Description	Defined Level	ROAQCE Bonus	Bonus	Total Bonus	Total Bonus	Portion x 1.2)
K. Hovnanian	Threshold	0%	—	N/A	—	N/A (a)	N/A (a)
	Target	15%	$1,500,000	N/A	$1,500,000	N/A (a)	N/A (a)
	Maximum	25%	$3,000,000	N/A	$3,000,000	N/A (a)	N/A (a)

A. Hovnanian	Threshold	0%	—	N/A	—	—	—
			1.5% of		1.5% of	70% of 1.5%	30% and 20% gross-up
			pre-tax		pre-tax	of pre-tax	of 1.5% of pre-tax
	Target	15%	income (b)	N/A	income (b)	income (b)	income (b)
			2.0% of		2.0% of	70% of 2.0%	30% and 20% gross-up
			pre-tax		pre-tax	of pre-tax	of 2.0% of pre-tax
	Maximum	20%	income (b)	N/A	income (b)	income (b)	income (b)

J. Larry Sorsby	Threshold	0%	—	N/A	—	—	—
	Target	15%	$1,250,000	N/A	$1,250,000	$875,000	$450,000
	Maximum	25%	$2,500,000	N/A	$2,500,000	$1,750,000	$900,000

P. Buchanan	Threshold	0%	—	—	—	—	—
	Target	15%	$112,000	$112,000	$224,000	$156,800	$80,640
	Maximum	25%	$252,000	$168,000	$420,000	$294,000	$151,200

P. Reinhart	Threshold	0%	—	—	—	—	—
	Target	15%	$90,000	$90,000	$180,000	$126,000	$64,800
	Maximum	25%	$240,000	$120,000	$360,000	$252,000	$129,600
(a)  Mr. K. Hovnanian receives his regular bonus payment entirely in cash.
(b)  Pre-tax income for the fiscal year ended October 31, 2007 was below zero.

(2)  “All Other Stock Awards: Number of Shares of Stock or Units” Column. This column discloses the number of restricted stock units (not tied to any financial or personal objectives performance measure) awarded to an NEO in fiscal 2007.

(3)  “All Other Option Awards: Number of Securities Underlying Options” Column. This column discloses the number of stock options (not tied to any financial or personal objectives performance measure) awarded to an NEO in fiscal 2007.

(4)  “Exercise or Base Price of Option Awards” Column. The methodology for calculating the option exercise price is the average of the high and low stock price of the Company’s Class A Common Stock on the day of the option grant on June 8, 2007 (which was $21.45). As required by the SEC rules, the closing price of the Company’s stock on that day ($21.80) is shown in the adjacent column.

(5)  “Grant Date Fair Value of Stock and Option Awards” Column. The grant date fair value of the restricted stock unit or stock option awards was computed in accordance with FAS 123R. This value for restricted stock unit awards was based on the average of the high and low stock price of the Company’s Class A Common Stock on the day of the grant on June 8, 2007 (which was $21.45) and for options was calculated based on the Black-Scholes option pricing model in which the option fair value as of the grant date (June 8, 2007) was determined to be $10.44.

(III) OUTSTANDING EQUITY AWARDS AT FISCAL 2007 YEAR-END

     The following table shows all unexercised stock options, unvested restricted stock, and unvested restricted stock units held at the end of fiscal 2007 by the NEOs.

Outstanding Equity Awards at Fiscal 2007 Year-End

OPTION AWARDS							STOCK AWARDS (2)
				Equity						Equity
				Incentive					Equity	Incentive
				Plan					Incentive	Plan Awards:
				Awards:					Plan Awards:	Market or
		Number of	Number of	Number of			Number		Number of	Payout Value
		Securities	Securities	Securities			of Shares	Market Value	Unearned	of Unearned
		Underlying	Underlying	Underlying			of Stock	of Shares of	Shares or	Shares or
		Unexercised	Unexercised	Unexercised	Option		that	Stock that	other Rights	other Rights
	Grant	Options #	Options #	Unearned	Exercise	Option	have not	have not	that have not	that have not
Name	date (1)	Exercisable	Unexercisable	Options #	Price ($)	Expiration Date	vested #	vested ($)	vested #	vested ($)
Kevork Hovnanian	—	—	—	—	—	—	—	—	—	—

Ara Hovnanian	05/14/98	150,000	—	—	$4.34	5/13/2008	—	—	—	—
	10/28/99	150,000	—	—	$3.00	10/27/2009	—	—	—	—
	03/13/00	250,000	—	—	$2.88	3/12/2010	—	—	—	—
	03/13/01	250,000	—	—	$6.35	3/12/2011	—	—	—	—
	11/06/01	375,000	125,000	—	$5.58	11/5/2011	—	—	—	—
	11/13/02	300,000	300,000	—	$15.90	11/12/2012	—	—	—	—
	12/19/03	150,000	450,000	—	$44.13	12/18/2013	—	—	—	—
	12/03/04	—	350,000	—	$41.20	12/2/2014	—	—	—	—
	05/20/05	—	145,834	—	$56.82	5/19/2015	—	—	—	—
	05/19/06	—	375,000	—	$32.33	5/18/2016	—	—	—	—
	06/08/07	—	375,000	—	$21.45	6/7/2017	—	—	—	—

J. Larry Sorsby	05/14/98	40,000	—	—	$4.34	5/13/2008	21,099	$239,896	—	—
	05/01/99	40,000	—	—	$4.13	4/30/2009	—	—	—	—
	03/21/00	40,000	—	—	$2.97	3/20/2010	—	—	—	—
	03/01/01	50,000	—	—	$5.35	2/28/2011	—	—	—	—
	11/06/01	37,500	12,500	—	$5.58	11/5/2011	—	—	—	—
	11/08/02	25,000	25,000	—	$16.35	11/7/2012	—	—	—	—
	12/19/03	12,500	37,500	—	$44.13	12/18/2013	—	—	—	—
	12/03/04	—	25,000	—	$41.20	12/2/2014	—	—	—	—
	05/20/05	—	10,417	—	$56.82	5/19/2015	—	—	—	—
	05/19/06	—	50,000	—	$32.33	5/18/2016	—	—	—	—
	06/08/07	—	50,000	—	$21.45	6/7/2017	—	—	—	—

Paul Buchanan	05/14/98	15,000	—	—	$4.34	5/13/2008	5,000	$56,850.00	—	—
	08/28/00	15,000	—	—	$3.28	8/27/2010	—	—	—	—
	03/18/02	11,250	3,750	—	$12.13	3/17/2012	—	—	—	—
	05/21/04	1,250	3,750	—	$32.82	2/20/2014	—	—	—	—
	05/19/06	—	5,000	—	$32.33	5/18/2016	—	—	—	—

Peter Reinhart	08/28/00	5,000	—	—	$3.28	8/27/2010	5,000	$56,850.00	—	—
	03/18/02	11,250	3,750	—	$12.13	3/17/2012	—	—	—	—
	05/21/04	1,250	3,750	—	$32.82	5/20/2014	—	—	—	—
	05/19/06	—	5,000	—	$32.33	5/18/2016	—	—	—	—
(1)  All options vest 25% per year beginning on the third anniversary of the date of grant except for options granted on June 8, 2007 which vest 25% per year beginning on the second anniversary of the date of grant.

(2)  These are “unvested” restricted stock and restricted stock unit awards and deferred share awards attributed to the Company’s standard deferred share and equity award grant programs; only vested stock awards are permitted to be deferred into the Company’s nonqualified executive deferred compensation plan (“EDCP”), and therefore, are not represented here.

(IV) OPTION EXERCISES AND STOCK VESTED IN FISCAL 2007

     The following table discloses information with respect to stock options exercised by the NEOs in fiscal 2007 and stock awards held by them that vested in fiscal 2007:

Option Exercises and Stock Vested in Fiscal 2007

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($) (1)	(#)	($)
Kevork S. Hovnanian	—	—	—	—
Ara K. Hovnanian	150,000	$4,569,000	—	—
J. Larry Sorsby (2)	—	—	19,250	$575,575
Paul W. Buchanan	—	—	—	—
Peter S. Reinhart	—	—	—	—
(1)  Based on the difference between the market price of the Company’s Class A Common Stock on the NYSE at the time of exercise of the option and the exercise price of the option.

(2)  Upon vesting, 19,250 shares of the Company’s Class A Common Stock were deferred into the Company’s nonqualified deferred compensation plan for executives (“EDCP”)  in accordance with Mr. Sorsby’s prior election.

(V) NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL 2007

     The following table provides a summary of the NEOs’ participation in the Company’s nonqualified executive deferred compensation plan (“EDCP”). Executives may defer both salary and performance-based bonus award payments under the EDCP. Mr. K. Hovnanian does not participate in the EDCP.

Nonqualified Deferred Compensation for Fiscal 2007

	Executive	Registrant		Aggregate
	Contributions in	Contributions in	Aggregate Earnings in	Withdrawals/	Aggregate Balance
Name	Last Fiscal Year (1)	Last Fiscal Year (2)	Last Fiscal Year (3)	Distributions (4)	at Last Fiscal Year (5)
Kevork S. Hovnanian	—	—	—	—	—
Ara K. Hovnanian	$52,056	$52,056	($13,215,819)	($1,385,751)	$16,794,138
J. Larry Sorsby	$581,354	$5,779	($1,958,303)	($1,279,668)	$5,185,104
Paul W. Buchanan	$2,982	$2,982	($649,971)	$—	$872,486
Peter S. Reinhart	$5,422	$4,678	$33,713	$—	$890,234
(1)  “Executive Contributions in Last Fiscal Year” Column. This column represents any deferrals of cash compensation by the NEO (such as deferrals in excess of an NEO’s maximum 401(k) contribution amount (“401(k) excess” amount)), and any deferred stock award which may have become vested in fiscal 2007 and was elected by the NEO to be deferred further under the EDCP. For fiscal 2007, Mr. Sorsby was the only NEO who deferred stock awards under the EDCP (a total of 19,250 shares having a market value of $575,575 as of the vesting date). The other NEOs’ contributions here principally represent 401(k) excess amounts which were deferred under the EDCP and which were included in the “Salary” column of the Summary Compensation Table. In addition, contributions under the EDCP also included deferrals of  cash bonus amounts included in  the “Bonus” column of the Summary Compensation Table.

(2)  “Registrant Contributions in Last Fiscal Year” Column. This column represents the Company’s matching contributions to the accounts of the NEOs in fiscal 2007 in respect of the executive’s contributions. These values are also reflected in the “All Other Compensation” column of the Summary Compensation Table. See footnote (5) to the Summary Compensation Table.

(3)  “Aggregate Earnings in Last Fiscal Year” Column. This column represents the unrealized earnings/(losses) of the EDCP’s total “account balance” as described in the narrative below. No such earnings are considered above-market or preferential and, accordingly, are not included in the Summary Compensation Table.

(4)  “Aggregate Withdrawals/Distribution” Column. This column represents the payouts or distributions to the NEOs of vested amounts of deferred compensation pursuant to their elections.

(5)  “Aggregate Balance at Last Fiscal Year” Column. This column represents the net balance of the NEOs’ EDCP accounts based on an aggregation of all sub-accounts (discussed below). The majority of such balances reflects executive and Company contributions that were included in Summary  Compensation tables in previous years.

Narrative to the Non-Qualified Deferred Compensation Table for Fiscal 2007

Total Account Balances
     The EDCP’s total account balance is equal to the sum of (1) the “Deferral Account” balance, (2) the “Company Contribution Account” balance, and (3) the “Deferred Share Deferral Account” balance. The “Deferral Account” balance amount includes that portion of a participant’s annual base salary, cash bonus, and any “401(k) excess” contribution amount, as elected by the participant, that is deferred in accordance with the EDCP’s provisions. The “Company Contribution Amount” balance consists of the annual company matching contribution amounts under the plan. The “Deferred Share Deferral Account” balance includes the value of vested stock awarded under any Company stock incentive plan for which shares may have been deferred under the EDCP.

EDCP’s Election Options
     In connection with the cash payments deferred under the EDCP, a participant may elect to invest in one or more of the “Measurement Funds” available under the EDCP:

Fund Class	Measurement Fund
Money Market Fund	Vanguard VIF Money Market
Income	PIMCo (VIT) Total Return Bond
Income	Vanguard VIF Hi-Yield Bond
Balanced	Vanguard VIF Balanced
Large Blend	PIMCo (VIT) Stocks Plus
Large Growth	Vanguard VIF Capital Growth
Large Value	T. Rowe Price Equity Income Portfolio
Mid Cap	T. Rowe Price Mid-Cap Growth
Small/Mid Value	First Eagle Overseas
Small Value	Royce Micro-Cap
Small Growth	Vanguard VIF Small Company
Aggressive-Growth	INVESCO (VIF) Dynamics
Foreign Large Blend	T. Rowe Price International
Phantom Stock	Company Stock

(VI) POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL TABLE

     The following table summarizes payments and benefits that would be payable to each of the NEOs in the event of their termination of employment or upon the occurrence of a change in control (“triggering event”). For purposes of this table, the effective date of termination is assumed to be October 31, 2007, the last business day of fiscal 2007.

Potential Payments Upon Termination Or Change-In-Control Table (1)

Named Executive Officer	Voluntary Termination		Involuntary Termination			Change in Control
						Without	With
	With Good	Normal	Without	With	Death or	Qualified	Qualified
Form of Compensation	Reason	Retirement	Cause	Cause	Disability	Termination	Termination
Kevork S. Hovnanian	—	—	—	—	—	—	—

Ara K. Hovnanian (2)
Accelerated Vesting of Equity Awards	—	—	—	—	$724,375	—	—
Contractual Disability/Death Payment	—	—	—	—	$10,000,000	—	—
Total	—	—	—	—	$10,724,375	—	—

J. Larry Sorsby (3)
Accelerated vesting of equity awards	—	—	—	—	$312,334	—	—
Contractual Disability/Death Payment	—	—	—	—	—	—	—
Total	—	—	—	—	$312,334	—	—

Paul W. Buchanan (4)
Accelerated vesting of equity awards	—	—	—	—	$117,330	—	—
Contractual Disability/Death Payment	—	—	—	—	—	—	—
Total	—	—	—	—	$117,330	—	—

Peter S. Reinhart (4)
Accelerated vesting of equity awards	—	—	—	—	$100,050	—	—
Contractual Disability/Death Payment	—	—	—	—	—	—	—
Total	—	—	—	—	$100,050	—	—

(1)  For purposes of this table presentation, consideration of the forms of compensation or additional payments or benefits to an NEO in the event of a triggering event include:
•   Acceleration of vesting of stock awards. Stock awards deferred under the Company’s standard deferred share program may be unvested; however, all stock awards deferred into the Company’s non-qualified executive deferred compensation plan (“EDCP”) are already vested and the participant would receive all amounts of compensation deferred under the terminated arrangements within twelve months of the date the Company takes irrevocable action to terminate and liquidate the arrangements. In accordance with the Company’s deferred share award policy, in the event that an executive terminates for any reason other than the executive’s death or disability, the unvested deferred share award would be cancelled immediately without payment therefor. Under circumstances other than death, disability, or qualified retirement, any unvested restricted stock units are cancelled in accordance with the Company’s restricted stock unit agreements. None of the NEOs with unvested restricted stock units is eligible for retirement as defined in these agreements.
•   Acceleration of vesting of option awards. Under circumstances other than death, disability, or qualified retirement, any unvested stock options are cancelled in accordance with the Company’s stock option agreements. None of the NEOs with unvested stock options is eligible for retirement as defined in these agreements.
•   Acceleration of the Company’s 401(k) matching contributions. All of the NEOs are fully vested in Company matching contributions to their 401(k) accounts.
•   Acceleration of cash bonus awards. The retention bonuses discussed under “Discretionary Bonuses” in the “Compensation Discussion and Analysis” were awarded in December 2007, after the date of the table presentation.  Such bonuses will only be payable if the NEO remains continuously employed by the Company through the applicable vesting date; however, if an NEO’s termination is due to a reduction in force, position elimination, death, or disability, the NEO will be eligible for a prorated payment through his termination date, less any amounts previously paid.
•   Base salary continuation plan payments. The Company does not maintain such plans.
•   Contractual disability/death payments. Only Mr. Ara Hovnanian maintains this severance arrangement, which is described under footnote (3) below.
•   Other perquisites and benefits. There are no existing severance arrangements or policies which would extend perquisites or other benefits to the NEOs upon a triggering event that would not otherwise be also available to any employee of the Company.

(2)   Mr. A. Hovnanian’s accelerated vesting of stock options: The amount for Mr. A. Hovnanian reflects a value for the accelerated vesting of “in-the-money” stock options as of their market value on October 31, 2007 as follows:

Accelerated Stock Option Valuation:
Total Options	Market Value Price	Total Market Value
125,000 options	Market value price ($11.37) - Grant price ($5.575) = $5.795	$724,375

Mr. A. Hovnanian’s severance arrangement: In February 2006, the Company entered into an agreement with Mr. A. Hovnanian, President and Chief Executive Officer, that provides that in the event of his disability or death during his employment with the Company he (or his designated beneficiary, estate or legal representative) will be entitled to receive a lump sum payment of $10 million. This agreement replaces a pre-existing agreement in which Mr. A Hovnanian (or his legal representative or estate) would have received, in the event of his disability or death during his employment with the Company, payments equal to the average of the sum of his annual base salary and the annual bonus amount earned by him in respect of the three full preceding calendar years.

(3)   Mr. Sorsby’s accelerated vesting of equity awards: The amount for Mr. Sorsby reflects a value for the accelerated vesting of “ in-the-money” stock options in the amount of $72,438 and the accelerated vesting of deferred share awards in the amount of $239,896, attributed to the previously earned deferred share portion of his regular bonus. These values were calculated as of their market value on October 31, 2007 as follows:

Accelerated Stock Option Valuation:
Total Options	Market Value Price	Total Market Value
12,500 options	Market value ($11.37) - Grant price ($5.575) = $5.795	$72,438

Accelerated Deferred Share Valuation:
Total Shares	Market Value Price	Total Market Value
21,099 shares	Market value ($11.37) as of 10/31/07	$239,896

(4)   Other NEOs’ accelerated vesting of equity awards: The amounts for Mr. Buchanan and for Mr. Reinhart reflect the accelerated vesting of 5,000 restricted stock units valued at $56,850 for each, and the accelerated vesting of deferred share awards in the amount of $60,480 and $43,200, respectively, attributed to the previously earned deferred stock portion of their regular bonus. These values were calculated as of their market value on October 31, 2007 as follows:

Accelerated Restricted Stock Units Valuation:
5,000 units	Market value ($11.37) as of 10/31/07	$56,850

Accelerated Deferred Share Valuation:
Name	Total Shares (a)	Market Value Price	Total Market Value
Mr. Buchanan	5,320 shares	Market value ($11.37) as of 10/31/07	$60,480
Mr. Reinhart	3,800 shares	Market value ($11.37) as of 10/31/07	$43,200
(a)   Share amounts are rounded upward.

(VII) NON-EMPLOYEE DIRECTOR COMPENSATION FOR FISCAL YEAR 2007

     The following table summarizes the compensation of the Company’s Non-Employee Directors related to their services in fiscal 2007.

Non-Employee Director Compensation for Fiscal Year 2007

					Change in
					Pension Value
	Fees				and Nonqualified
	Earned		Option	Non-Equity	Deferred
	or Paid in	Stock	Awards	Incentive Plan	Compensation	All Other
Name	Cash (1)	Awards (2)	(3)	Compensation	Earnings	Compensation	Total
Robert B. Coutts	$40,510	$19,990	$40,792	—	—	—	$101,292
Edward A. Kangas	$151,025	$49,975	$313,292	—	—	—	$514,292
Joseph A. Marengi	$38,010	$19,990	$40,792	—	—	—	$98,792
John J. Robbins	$88,015	$29,985	$232,877	—	—	—	$350,877
Stephen D. Weinroth	$153,025	$49,975	$320,588	—	—	—	$523,588
(1)  “Fees Earned or Paid in Cash” Column. The amounts in this column represent the combined value of fiscal 2007 annual retainer and meeting fees paid in cash (including approximately 50% of the total annual retainer fee) as shown below. The remaining approximately 50% of the total annual retainer fee is paid in shares of the Company’s Class A Common Stock. For a full description of the annual retainer and meeting fees, share awards, and stock option awards to non-employee directors, see “Non-Employee Director Compensation” under “Compensation Discussion and Analysis”.

Total Fees Earned or Paid in Cash (Supplemental Table)

		FY07 Annual Retainer
	FY07	Fees Cash Payment
	Meeting	(represents 50% of the total
Name	Fees	Annual Retainer Fees) (a)	Cash Total
Robert B. Coutts	$20,500	$20,010	$40,510
Edward A. Kangas	$101,000	$50,025	$151,025
Joseph A. Marengi	$18,000	$20,010	$38,010
John J. Robbins	$58,000	$30,015	$88,015
Stephen D. Weinroth	$103,000	$50,025	$153,025
(a)  Subject to rounding.

(2)  “Stock Awards” Column. The amounts in this column represent the remaining approximately 50% of the total annual retainer fee paid in shares of the Company’s Class A Common Stock resulting in the total retainer amount for fiscal 2007 as shown in the table below. The dollar amounts in this table also represent the expense recognized for financial statement purposes in accordance with FAS 123R. The assumptions used in the calculation of these amounts are included in footnotes 3 and 15 to the Company’s audited financial statements for fiscal 2007 included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2007.

Total Annual Retainer (Supplemental Table)

			FY07 Annual Retainer
			Fees Cash Payment
	FY07 Annual Retainer Fees		(represents 50% of the
	Stock Payment (represents	Number	total Annual Retainer	Total Annual
	50% of the total Annual	of Shares	Fees; also shown in	Retainer for
Name	Retainer Fees) (a) (b)	Represented	footnote (1) above) (b)	Fiscal 2007
Robert B. Coutts	$19,990	634	$20,010	$40,000
Edward A. Kangas	$49,975	1,585	$50,025	$100,000
Joseph A. Marengi	$19,990	634	$20,010	$40,000
John J. Robbins	$29,985	951	$30,015	$60,000
Stephen D. Weinroth	$49,975	1,585	$50,025	$100,000
(a)   Non-employee Director stock awards have no vesting restrictions and are valued as of the market value on the day of grant.
(b)   Subject to rounding.

(3)  “Option Awards” Column. The amounts in this column reflect stock options awarded both in fiscal 2007 and in prior years and are based on amortization of the grant date fair value of the option awards in accordance with FAS 123R for financial statement purposes. Assumptions used in this calculation of these amounts are set forth in footnotes 3 and 15 to the Company’s audited financial statements for fiscal 2007 included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2007.
     The FAS 123R expenses for option awards shown in this column are based on the Black-Scholes valuations of stock granted in both fiscal 2007 and in prior years and are based on the value of the Company’s stock at higher levels than its market value as of fiscal year-end.
     Due to the decline the Company’s stock, if the valuation for the same options were based on their intrinsic value (calculated as the difference between the value of the option based upon the Company’s share price as of the market close on October 31, 2007 and the option exercise price) rather than the FAS 123R expense valuation, a significant percentage of the same options would be “out of the money” and have no intrinsic value as reflected in the table below.

Intrinsic Expensed Value of Unexercised Stock Options vs. FAS 123R Expense (Supplemental Table)

								2007 Expense
		Share	Option Grant	Closing			2007	Assuming
		Price at	Date Fair	Price of			Expense Per	Intrinsic
Name of	Grant	Grant	Value per	Stock at	Total	Intrinsic Value as	FAS 123R	Value as of
Non-Employee Director	Date	Date	Share (a)	10/31/2007	Shares	of 10/31/07 (b)	(c)	10/31/07 (d)
Robert Coutts	5/19/06	$32.33	$18.67	$11.37	5,000	($104,800)	$31,116	$—
	6/8/07	$21.45	$10.44	$11.37	7,000	($70,560)	$9,676	$—
							$40,792	$—
Edward Kangas	1/13/04	$36.93	$19.54	$11.37	15,000	($383,400)	$19,529	$—
	1/18/05	$51.68	$29.08	$11.37	9,000	($362,790)	$87,240	$—
	5/20/05	$56.82	$31.97	$11.37	4,500	($204,525)	$47,952	$—
	5/19/06	$32.33	$18.67	$11.37	11,000	($230,560)	$112,954	$—
	6/8/07	$21.45	$10.44	$11.37	11,000	($110,880)	$45,617	$—
							$313,292	$—
Joseph Marengi	5/19/06	$32.33	$18.67	$11.37	5,000	$104,800	$31,116	$—
	6/8/07	$21.45	$10.44	$11.37	7,000	($70,560)	$9,676	$—
							$40,792	$—
John Robbins	11/6/01	$5.58	$2.92	$11.37	15,000	($86,925)	$7,296	$14,488
	1/13/04	$36.93	$19.54	$11.37	15,000	($383,400)	$19,529	$—
	1/18/05	$51.68	$29.08	$11.37	7,000	($282,170)	$67,848	$—
	5/20/05	$56.82	$31.97	$11.37	3,500	($159,075)	$37,296	$—
	5/19/06	$32.33	$18.67	$11.37	7,000	($146,720)	$43,563	$—
	6/8/07	$21.45	$10.44	$11.37	7,000	($70,560)	$9,676	—
							$185,208	$14,488
Weinroth, Stephen	11/6/01	$5.58	$2.92	$11.37	15,000	($86,925)	$7,296	$14,488
	1/13/04	$36.93	$19.54	$11.37	15,000	($383,400)	$19,529	$—
	1/18/05	$51.68	$29.08	$11.37	9,000	($362,790)	$87,240	$—
	5/20/05	$56.82	$31.97	$11.37	4,500	($204,525)	$47,952	$—
	5/19/06	$32.33	$18.67	$11.37	11,000	($230,560)	$112,954	$—
	6/8/07	$21.45	$10.44	$11.37	11,000	($110,880)	$45,617	$—
							$320,588	$14,488
(a)  The option grant date fair value per share is based on the Black-Scholes option pricing model, using assumptions in the calculation of these amounts as set forth in footnotes 3 and 15 to the Company’s audited financial statements for fiscal 2007 included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2007.
(b)  The intrinsic value represents the difference between the market value as of October 31, 2007 and the option exercise price multiplied by total number of shares; where negative, this represents how much the applicable grant is “out-of-the-money”.
(c)  The 2007 expense in accordance with FAS 123R is calculated as follows:  Total options multiplied by the option grant date fair value per share and divided by the number of months for the full vesting period = expense per month.  For grants in fiscal 2007, the expense commenced on the grant date of June 8, 2007.
(d)  The 2007 expense assuming intrinsic value is calculated as footnote (c) above, but uses the intrinsic value instead of the option grant date fair value.

(4)  The following table discloses the grant date fair value (based on Black-Scholes option pricing model) for the total stock options granted to Non-Employee Directors in fiscal 2007 only:

	Number of Options	Option Fair
	Granted (as of June 8,	Value per Share	Total Grant
Non-Employee Director	2007 grant date) (a)	at Grant Date	Date Fair Value
Robert B. Coutts	7,000	$10.44	$73,080
Edward A. Kangas	11,000	$10.44	$114,840
Joseph A. Marengi	7,000	$10.44	$73,080
John J. Robbins	7,000	$10.44	$73,080
Stephen D. Weinroth	11,000	$10.44	$114,840
(a)  For fiscal 2007, Non-employee Directors were granted 5,000 stock options for serving on the Company’s Board of Directors and an additional 2,000 stock options for each Board committee on which the non-employee director served.

(5)   The following table shows the total numbers of all unexercised stock options (exercisable and unexercisable) for each of the non-employee directors held at the end of fiscal 2007:

A. Outstanding Option Awards at Fiscal 2007 Year-End (Supplemental Table)

		Number of	Number of
		Securities	Securities	Equity Incentive Plan
		Underlying	Underlying	Awards: Number of	Option
		Unexercised	Unexercised	Securities Underlying	Exercise
		Options #	Options #	Unexercised Unearned	Price	Option
Name	Grant date (a)	Exercisable	Unexercisable	Options #	($)	Expiration Date
Robert B. Coutts	05/19/06	1,667	3,333	—	$32.33	05/18/16
Robert B. Coutts	06/08/07	—	7,000	—	$21.45	06/07/17
Totals		1,667	10,333

Edward A. Kangas	01/13/04	15,000	—	—	$36.93	01/12/14
Edward A. Kangas	01/18/05	6,000	3,000	—	$51.68	01/17/15
Edward A. Kangas	05/20/05	3,000	1,500	—	$56.82	05/19/15
Edward A. Kangas	05/19/06	3,667	7,333	—	$32.33	05/18/16
Edward A. Kangas	06/08/07	—	11,000	—	$21.45	06/07/17
Totals		27,667	22,833

Joseph A. Marengi	05/19/06	1,667	3,333	—	$32.33	05/18/16
Joseph A. Marengi	06/08/07	—	7,000	—	$21.45	06/07/17
Totals		1,667	10,333

John J. Robbins	11/06/01	5,000	—	—	$5.58	11/05/11
John J. Robbins	01/13/04	15,000	—	—	$36.93	01/12/14
John J. Robbins	01/18/05	4,667	2,333	—	$51.68	01/17/15
John J. Robbins	05/20/05	2,333	1,167	—	$56.82	05/19/15
John J. Robbins	05/19/06	2,333	4,667	—	$32.33	05/18/16
John J. Robbins	06/08/07	—	7,000	—	$21.45	06/07/17
Totals		29,333	15,167

Stephen D. Weinroth	11/06/01	10,000	—	—	$5.58	11/05/11
Stephen D. Weinroth	01/13/04	15,000	—	—	$36.93	01/12/14
Stephen D. Weinroth	01/18/05	6,000	3,000	—	$51.68	01/17/15
Stephen D. Weinroth	05/20/05	3,000	1,500	—	$56.82	05/19/15
Stephen D. Weinroth	05/19/06	3,667	7,333	—	$32.33	05/18/16
Stephen D. Weinroth	06/08/07	—	11,000	—	$21.45	06/07/17
Totals		37,667	22,833
(a)  Stock options vest one-third per year beginning on the first anniversary of the date of grant.

EQUITY COMPENSATION PLAN INFORMATION
     The following table provides information as of October 31, 2007 with respect to compensation plans (including individual compensation arrangements) under which the Company’s equity securities are authorized for issuance.

		Number of			Number of
	Number of	Class B			securities
	Class A	Common		Weighted	remaining
	Common	Stock	Weighted	average	available for
	Stock	securities	average	exercise	future issuance
	securities to be	to be	exercise	price of	under equity
	issued upon	issued upon	price of	outstanding	compensation
	exercise of	exercise of	outstanding	Class B	plans
	outstanding	outstanding	Class A	Common	(excluding
	options,	options,	Common Stock	Stock	securities
	warrants and	warrants and	options,	options,	reflected in
	rights (in	rights (in	warrants and	warrants and	columns (a)) (in
Plan Category	thousands) (a)	thousands) (a)	rights (2)(b)	rights (3)(b)	thousands) (1)(c)
Equity compensation plans
approved by security holders:	5,880	2,188	$17.55	$37.57	21,236
Equity compensation plans	N/A	N/A	N/A	N/A	N/A
not approved by security holders:
Total	5,880	2,188	$17.55	$37.57	21,236
(1)   Under the Company’s equity compensation plans, securities may be issued in either Class A Common Stock or Class B Common Stock.
(2)   Does not include 1,440 shares to be issued upon vesting of restricted stock, because they have no exercise price.
(3)   Does not include 342 shares to be issued upon vesting of restricted stock, because they have no exercise price.

THE AUDIT COMMITTEE
Membership, Independence, & Qualifications
     Messrs. Kangas, as Chairman, Robbins and Weinroth are the members of the Audit Committee. In the judgment of the Company’s Board of Directors, each member of the Audit Committee is independent as required by both the rules of the NYSE and regulations of the SEC, and an “audit committee financial expert” in accordance with SEC regulations.

Responsibilities of the Audit Committee & Charter
     The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and is governed by its Charter, which was adopted in March 2000 and last amended on February 6, 2008. The Audit Committee Charter is available on the Company’s public website, www.khov.com, under “Investor Relations/Corporate Governance”.

Policies & Procedures Established By Audit Committee
     In accordance with SEC regulations, the Audit Committee has established procedures for the appointment, compensation, retention and oversight of the independent registered public accounting firm engaged to prepare or issue an audit report or other audit, review, or attest services. The Company’s independent registered public accounting firm will report directly to the Audit Committee, and the Audit Committee is responsible for the resolution of disagreements between such firm and management regarding financial reporting.

     In fiscal year 2003, the Audit Committee established whistle blowing procedures as required by Section 301 of the Sarbanes-Oxley Act of 2002 and Section 303A.07(c)(iii) of the NYSE Corporate Governance Rules. These procedures are discussed in the Company’s Code of Ethics (Section IV.G.) which is available on the Company’s public website at www.khov.com under “Investor Relations/Governance”.

Audit and Non-Audit Services Pre-Approval Policy
     The Audit Committee has also established procedures for the pre-approval of audit and non-audit services provided by an independent registered public accounting firm. The Company’s “Audit and Non-Audit Services Pre-Approval Policy” (“Pre-Approval Policy”) was most recently reviewed and approved by the Audit Committee at its meeting held on September 27, 2007.
     As set forth in the Pre-Approval Policy, audit services require specific approval by the Audit Committee, except for certain services that have received general pre-approval by the Audit Committee.
     In accordance with the Pre-Approval Policy, the Audit Committee annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee. Prior to establishing the list of pre-approved services, the Audit Committee determines if the Company’s independent registered public accounting firm is an effective provider of services. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. For fiscal year 2008, there are four categories of services that have received general pre-approval by the Audit Committee: Audit, Audit-Related, Tax and All Other Services and the pre-approved dollar amount for such services may not exceed $100,000 per engagement.
     The Audit Committee may delegate to one or more of its members the authority to approve in advance all significant audit or permitted non-audit services to be provided by the independent registered public accounting firm, so long as decisions are presented to the full Audit Committee at its next scheduled meeting.

THE AUDIT COMMITTEE REPORT
     Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee has reviewed the audited financial statements included in the Annual Report with management. This review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
     The Audit Committee has reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles:
  the overall scope and plans for such accounting firm’s respective audits of the Company, such accounting firm’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles, such accounting firm’s independence from management and the Company, including matters in the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 and received by the Company, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and under Statements on Auditing Standards No. 61, as amended (AICPA, Professional Standards Vol. I. AU Section 380), as adopted by the Public Company Accounting Oversight Board, which we refer to as the PCAOB, in Rule 3200T, other standards of the PCAOB, rules of the Securities and Exchange Commission, and other applicable regulations.
     The Audit Committee, as part of its Charter, reviews quarterly with management the Company’s financial statements prior to their being filed with the SEC. In addition, the Audit Committee, in reliance on the reviews and discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2007, which was filed with the SEC on December 26, 2007.

AUDIT COMMITTEE

Edward A. Kangas, Chair
John J. Robbins
Stephen D. Weinroth

FEES PAID TO PRINCIPAL ACCOUNTANT

Audit Fees
     The aggregate fees billed by Ernst & Young LLP for each of fiscal year 2007 and fiscal year 2006 for professional services rendered for the audit of our consolidated financial statements, for the reviews of the unaudited condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q for the quarterly periods during fiscal years 2007 and 2006, the audit of the effectiveness of the Company’s internal control over financial reporting as of October 31, 2007 and the audit of management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of October 31, 2006, or for services normally provided by our independent registered public accounting firm in connection with statutory or regulatory filings or engagements, including comfort and consent letters in connection with SEC filings and financing transactions, for those fiscal years were $3,615,000 and $3,663,000, respectively.

Audit-Related Fees
     The aggregate fees billed by Ernst & Young LLP in each of fiscal year 2007 and fiscal year 2006 for assurance and related services that were reasonably related to performance of the audit or review of the Company’s consolidated financial statements and that are not reported under “Audit Fees” above were $46,500 and $70,000, respectively. These services consisted of employee benefit plan audits, accounting consultation and agreed upon procedures for recent acquisitions.

Tax Fees
     The aggregate fees billed by Ernst & Young LLP in each of fiscal year 2007 and fiscal year 2006 for professional services rendered for tax compliance, tax advice and tax planning were $56,000 and $53,000, respectively, which services primarily included advisory services related to tax structuring.

All Other Fees
     There were no fees billed in fiscal years 2007 or 2006 for products and services provided by Ernst & Young LLP, other than the services described above.

Pre-Approval Policies and Procedures
     All of the services covered under the captions “Audit-Related Fees”, “Tax Fees” and “All Other Fees” were pre-approved by the Audit Committee. For a discussion of the Audit Committee’s pre-approval policies and procedures, see “The Audit Committee” above.

PRINCIPAL ACCOUNTANT INDEPENDENCE
     The Audit Committee has determined that the provision of all non-audit services performed by Ernst & Young LLP were compatible with maintaining its independence.

CORPORATE GOVERNANCE
     The Corporate Governance Committee is primarily responsible for reviewing the Company’s existing Corporate Governance Guidelines and further developing such guidelines and other policies and procedures that enhance the Company’s corporate governance.
     In accordance with promoting strong corporate governance, the Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, controller and all other associates of the Company, including its Directors and other officers. The Company has also adopted Corporate Governance Guidelines.
     The Company makes available to the public various corporate governance related information on its public website (www.khov.com) under “Investor Relations/Governance” and to any shareholder who requests such information in writing. Information on the website includes the Company’s Code of Ethics, Corporate Governance Guidelines (including the Related Person Transaction Policy) and Committee Charters, including the Audit Committee Charter, the Compensation Committee Charter, and the Corporate Governance Committee Charter.

     Shareholders, associates of the Company and other interested parties may communicate directly with the Board of Directors by corresponding to the address below. Correspondence will be discussed at the next scheduled meeting of the Board of Directors, or as indicated by the urgency of the matter.

Attn: Board of Directors of Hovnanian Enterprises, Inc.
c/o Mr. Edward A. Kangas, Director & Chairman of the Audit Committee
Privileged & Confidential
Hovnanian Enterprises, Inc.
110 West Front Street
P.O. Box 500
Red Bank, N.J. 07701

     The Company’s non-employee Directors meet without management after each regularly scheduled meeting of the Board of Directors. The presiding Director is selected at each meeting by the directors in attendance. Shareholders, associates of the Company and other interested parties may communicate directly with non-employee Directors as a group by corresponding to the address below. Members of the non-employee Director group include: Messrs. Coutts, Kangas, Marengi, Robbins and Weinroth. All non-employee Directors are “independent” in accordance with NYSE rules. Mr. Kangas will report to all non-employee Directors any correspondence which is received by him as indicated by the urgency of the matter, or at the next scheduled meeting of non-employee Directors.

Attn: Non-Employee Directors of Hovnanian Enterprises, Inc.
c/o Mr. Edward A. Kangas, Director & Chairman of the Audit Committee
Privileged & Confidential
Hovnanian Enterprises, Inc.
110 West Front Street
P.O. Box 500
Red Bank, N.J. 07701

     In addition, associates of the Company may anonymously report concerns or complaints via the K. Hovnanian Corporate Governance Hotline or following procedures as discussed in the Company’s Code of Ethics.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     The Board has adopted a written Related Person Transaction Policy (the “Related Person Transaction Policy”) to assist it in reviewing, approving and ratifying related person transactions and to assist the Company in the preparation of related disclosures required by the SEC. This Related Person Transaction Policy supplements the Company’s other policies that may apply to transactions with related persons, such as the Company’s Corporate Governance Guidelines and our Code of Ethics.
     The Related Person Transaction Policy provides that all Related Person Transactions covered by the Related Person Transaction Policy and involving a director, director nominees, executive officer or greater than 5% shareholder or an immediate family of any such person are prohibited, unless approved or ratified by the disinterested members of the Board of Directors or the Corporate Governance Committee. The Company’s employees, directors, director nominees, executive officers and their immediate family members are required to provide prompt and detailed notice of any purported Related Person Transaction (as defined in the Related Person Transaction Policy) to the Company’s General Counsel or Chief Financial Officer, who in turn must promptly forward such notice and information to the Chairperson of the Board of Directors or the Corporate Governance Committee and will advise the Corporate Governance Committee or disinterested directors as to whether the Related Person Transaction will be required to be disclosed in applicable regulatory filings. The Company’s Compliance Manager will document all non-reportable and reportable Related Person Transactions.
     In reviewing Related Person Transactions for approval or ratification, the Corporate Governance Committee or disinterested directors will consider the relevant facts and circumstances, including, without limitation:
  the commercial reasonableness of the terms;
  the benefit and perceived benefit (or lack thereof) to the Company;
  opportunity costs of alternate transactions;

  the materiality and character of the related person’s direct or indirect interest, and the actual or apparent conflict of interest of the related person; and
  with respect to a non-employee director or nominee, whether the transaction would compromise the director’s (1) independence under the NYSE rules and Rule 10A-3 of the Exchange Act, if such non-employee director serves on the Audit Committee; (2) independence under the Company’s Amended Certificate of Incorporation; (3) status as an outside director under Section 162(m) of the Internal Revenue Code if such non-employee director serves on the Compensation Committee; or (4) status as a “non-employee director” under Rule 16b-3 of the Exchange Act if such non-employee director serves on the Compensation Committee.
     The Corporate Governance Committee or the disinterested directors will not approve or ratify a Related Person Transaction unless, after considering all relevant information, it has determined that the transaction is in, or is not inconsistent with, the Company’s best interests and the best interests of its shareholders.

     Generally, the Related Person Transaction Policy applies to any current or proposed transaction in which:

  the Company was or is to be a participant;
  the amount involved exceeds $120,000; and
  any related person had or will have a direct or indirect material interest.
     A copy of our Related Person Transaction Policy is available as part of our Corporate Governance Guidelines on our website at www.khov.com under “Investors Relations/Governance.”

Relationships
     Mr. K. Hovnanian, the Chairman of the Board of Directors, is the father of Mr. A. Hovnanian, the Chief Executive Officer and a member of the Board of Directors.

Related Transactions
     The related transactions discussed below were entered into prior to the adoption of our Related Person Transaction Policy and were approved by the Board of Directors.
     During the year ended October 31, 2003, we entered into an agreement to purchase land in California for approximately $25.8 million from an entity that is owned by a family relative of our Chairman of the Board and our Chief Executive Officer. As of October 31, 2007, we have an option deposit of $6.7 million related to this land acquisition agreement. In connection with this agreement, we also have consolidated $9.2 million in accordance with FIN 46 under “Consolidated inventory not owned” in the Consolidated Balance Sheets. Neither the Company nor the Chairman of the Board or Chief Executive Officer has a financial interest in the relative’s company from whom the land was purchased.
     During the year ended October 31, 2001, the Company entered into an agreement to purchase land from an entity that is owned by a family relative of our Chairman of the Board and our Chief Executive Officer, totaling $26.9 million. As of October 31, 2007, all of this property has been purchased, and there are 4 of an original 726 lots remaining in inventory. Neither the Company nor the Chairman of the Board or Chief Executive Officer has a financial interest in the relative’s company from whom the land was purchased.
     During the year ended October 31, 2007, an engineering firm owned by a relative of our Chairman of the Board and Chief Executive Officer provided services to the Company totalling $3.6 million. Neither the Company nor Chairman of the Board or Chief Executive Officer has a financial interest in the relative’s company from whom the services were provided.
     In December 2005, we entered into an agreement to purchase land in New Jersey from an entity that is owned by family relatives of our Chairman of the Board and our Chief Executive Officer at a base price of $25 million. The land will be acquired in four phases over a period of 3 years from the date of acquisition of the first phase. The purchase prices for phases two through four are subject to an increase in the purchase price for the phase of not less than 7% per annum from the date of the closing of the first phase or February 1, 2008 whichever occurs earlier. As of the end of the fourth quarter of 2007, no land has been acquired. A deposit in the amount of $500,000, however, has been made by the Company. Neither the Company nor the Chairman of the Board or the Chief Executive Officer has a financial interest in the relatives’ company from whom the land will be purchased.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 31, 2008.
     Our 2008 proxy statement, the Company’s Annual Report to Shareholders for the year ended October 31, 2007 (which is not deemed to be part of the official proxy soliciting materials), proxy cards (for Class A Common Stock shareholders and registered Class B Common Stock shareholders) and any amendments to the foregoing materials that are required to be furnished to shareholders are available online at www.proxyvote.com.
     For information on how to obtain directions to the Company’s 2008 Annual Meeting, please call our Investor Relations department at 1-800-815-9680.

GENERAL
     The expense of this solicitation is to be borne by the Company. The Company may also reimburse persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy materials to their principals.
     Unless otherwise directed, the persons named in the proxy card(s) intend to vote all shares represented by proxies received by them in favor of the election of the nominees to the Board of Directors of the Company named herein, in favor of the ratification of the selected independent registered public accounting firm, for the approval of the Company’s amended and restated Senior Executive Short-Term Incentive Plan, for the approval of the Company’s 2008 Stock Incentive Plan, which is intended to supersede and replace the Company’s amended and restated 1999 Stock Incentive Plan, and for the approval of the Company’s amended and restated 1983 Stock Option Plan, as recommended by the Board of Directors. All proxies will be voted as specified.
     Each share of Class A Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes. Votes of Class A Common Stock and Class B Common Stock will be counted together without regard to class for proposals that require the affirmative vote of the holders of a majority in voting power of all common stock represented in person or by proxy at the 2008 Annual Meeting, voting together. All votes will be certified by the Inspectors of Election, who are employees of the Company. Abstentions will have the effect of votes against a proposal and broker non-votes will have no effect on the vote.
     Under NYSE rules, brokers may not vote shares on the proposal to approve the Company’s amended and restated Senior Executive Short-Term Incentive Plan, the proposal to approve the Company’s 2008 Stock Incentive Plan, or the proposal to approve the Company’s amended and restated 1983 Stock Option Plan, without specific instructions on these proposals from their customers. In addition, in order for these plans to be approved, NYSE rules require that a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together, are voted on the proposal and that a majority of the shares of common stock voting on the proposal vote to approve the applicable plan.
     Notwithstanding the foregoing, the Company’s amended Certificate of Incorporation provides that each share of Class B Common Stock held, to the extent of the Company’s knowledge, in nominee name by a stockbroker, bank or otherwise will be entitled to only one vote per share unless the Company is satisfied that such shares have been held continuously, since the date of issuance, for the benefit or account of the same named beneficial owner of such shares (as defined in the amended Certificate of Incorporation) or any Permitted Transferee (as defined in the amended Certificate of Incorporation). Beneficial owners of shares of Class B Common Stock held in nominee name wishing to cast ten votes for each share of such stock must properly complete their voting instruction card, which is specially designed for beneficial owners of Class B Common Stock. The Company has also supplied nominee holders of Class B Common Stock with instructions and specially designed proxy cards to accommodate the voting of the Class B Common Stock. In accordance with the Company’s amended Certificate of Incorporation, shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner voting instruction card and the nominee proxy card relating to such shares is properly completed, mailed, and received by Broadridge Financial Solutions, Inc., the Company’s proxy service facilitator, not less than 3 nor more than 20 business days prior to March 31, 2008. Proxy cards should be mailed to Hovnanian Enterprises, Inc., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, N.Y., 11717.

     Management does not intend to present any business at the meeting other than that set forth in the accompanying Notice of Annual Meeting of Shareholders, and it has no information that others will do so. If other matters requiring the vote of shareholders properly come before the meeting and any adjournments thereof, it is the intention of the persons named in the proxy cards to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

     Shareholder proposals for inclusion in the proxy materials related to the 2009 Annual Meeting of Shareholders must be received by the Company no later than October 22, 2008. Shareholder proposals submitted after January 5, 2009 will be considered untimely for purposes of SEC Rule 14a-4.

By Order of the Board of Directors
HOVNANIAN ENTERPRISES, INC.
Red Bank, New Jersey
February 19, 2008

Appendix A

HOVNANIAN ENTERPRISES, INC.
SENIOR EXECUTIVE SHORT-TERM INCENTIVE PLAN
(AS AMENDED AND RESTATED)

1. PURPOSE.

The purpose of the Senior Executive Short-Term Incentive Plan (the “Plan”) is to advance the interests of Hovnanian Enterprises, Inc. (the “Company”), and its shareholders by providing incentives in the form of periodic bonus awards (“Awards”) to certain senior executive employees of the Company and its affiliates, thereby motivating such executives to attain corporate performance goals articulated under the Plan.

2. ADMINISTRATION.

(a) The Plan shall be administered by two or more individuals who are each “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor thereto, “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and “independent directors” within the meaning of the applicable rules, if any, of any national securities exchange on which shares of common stock of the Company are listed or admitted to trading, unless otherwise determined by the Company’s Board of Directors to act as the committee (the “Committee”).

(b) The Committee shall have the exclusive authority to select the senior executives to be granted Awards under the Plan, to determine the size and terms of the Award (subject to the limitations imposed on Awards in Section 4 below), to modify the terms of any of the Award that has been granted (except for any modification that would increase the amount of the Award payable to an executive), to determine the time when Awards will be made and the performance period to which they relate, to establish performance objectives in respect of such performance periods, and to certify that such performance objectives were attained; provided, however, that any such action shall be consistent with the applicable provisions of Section 162(m) of the Code. The Committee is authorized to interpret the plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall be final, conclusive and binding on all parties concerned.

3. PARTICIPATION.

Awards may be granted to senior executives of the Company and its affiliates who are “covered employees”, as defined in Section 162(m) of the Code, or who the Committee anticipates may become covered employees. An Executive to whom an Award is granted shall be a “Participant”.

4. AWARDS UNDER THE PLAN.

(a) A Participant’s Award shall be determined based on the attainment of written performance goals approved by the Committee in respect of a specified period of service (a “performance period”), which is established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) not more than 90 days after the commencement of that performance period or, if less, the number of days which is equal to 25 percent of that performance period. The performance goals shall be based upon one or more of the following criteria: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on stockholders’ equity; (vii) expense management; (viii) return on investment before or after the cost of capital; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); and (xix) return on assets. The foregoing criteria may relate to the Company, one or more of its affiliates or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or other indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code, the performance goals may be calculated without regard to extraordinary items. In any event, the performance goals shall be based on an objective formula or standard. The maximum amount of an Award to any Participant with respect to a fiscal year of the Company shall be to the greater of (x) $15,000,000 and (y) 2.5 percent (2.5%) of the Company’s income before income taxes, as reported in the Company’s audited consolidated financial statements for the year in respect of which the Award is to be payable or distributed, as applicable.

(b) The Committee shall determine whether, with respect to a performance period, the specified performance goals have been met with respect to any Participant and, if such goals have been met, shall so certify and shall ascertain the amount of the applicable Award. No Awards will be paid for any performance period until such applicable certification is made by the Committee. The amount of the Award actually paid to any Participant may, at the discretion of the Committee, be less than the amount determined by the applicable performance goal formula. The amount of the Award determined by the Committee in respect of a performance period shall be paid to the Participant at such time after the end of such performance period as shall be determined by the Committee in its sole discretion; provided, however, that a Participant may, if and to the extent permitted by the Committee, elect to defer receipt of an Award in a manner consistent with Sections 162(m) and 409A of the Code.

(c) The provisions of this Section 4 shall be administered and interpreted in accordance with Section 162(m) of the Code and all supporting regulations to ensure the deductibility by the Company or any of its affiliates of the payment of Awards.

(d) The Committee shall determine, in its discretion, whether an Award shall be payable in cash, common stock of the Company, or a combination thereof, which may include, without limitation, permitting a Participant to elect to defer receipt of all or any portion of such Award (in a manner consistent with Sections 162(m) and 409A of the Code) into a right to receive shares of common stock of the Company at a future date; provided, however, that the total number of shares of common stock of the Company (“Shares”) that may be issued under the Plan is 10,000,000 (giving effect to the Company’s stock split on March 26, 2004). In the event of any change in the outstanding Shares by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange or change in capital structure, any distribution to shareholders of Shares other than regular cash dividends or any similar event, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities that may be issued as set forth in this Section 4(d) or pursuant to outstanding Awards and/or (ii) any other affected terms of such Awards. Except as otherwise provided in an Award agreement, in the event of a Change in Control (as defined in the 2008 Hovnanian Enterprises, Inc. Stock Incentive Plan (as the same may be amended from time to time)), the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award.

5. AMENDMENT AND TERMINATION OF THE PLAN.

(a) The Committee may at any time, or from time to time, suspend or terminate the Plan in whole or in part or amend it in such respects as the Committee may deem appropriate.

(b) Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall be made which (i) without the Participant’s consent, impairs any of the rights or obligations under any Award theretofore granted to a Participant under the Plan, (ii) without the approval of the shareholders of the Company (except as provided in Section 4(d) of the Plan) increases the total number of Shares available for issuance under the Plan or changes the maximum amount of any Award which may be payable or distributed to any Participant; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

6. MISCELLANEOUS PROVISIONS.

(a) Determination made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any right to be retained as an employee of the Company or any affiliate thereof.

(b) A Participant’s rights or interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that, subject to applicable law, any amounts payable to any Participant hereunder are subject to reduction to satisfy any liabilities owed to the Company or any of its affiliates by the Participant. Any attempted assignment or transfer, hypothecation or encumbrance shall be void and of no effect.

(c) The Company and its affiliates shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income and other taxes required by law to be withheld with respect to such payment.

(d) Each person who is or at any time serves as a member of the Committee or the Company’s Board of Directors shall be indemnified and held harmless by the Company against and from: (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under the Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the bylaws of the Company as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

(e) Each member of the Committee and the Company’s Board of Directors shall be fully justified in relying or acting in good faith upon any report made by independent public accountants of, or counsel for, the Company and upon any other information furnished in connection with the Plan. In no event shall any person who is or shall have been a member of the Committee or the Company’s Board of Directors be liable for any determination made or other action taken or any failure to act in reliance upon any such report or information or for any action taken, including without limitation the furnishing of information, or failure to act, if in good faith.

(f) All matters relating to the Plan or to Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

(g) The Plan was originally effective as of November 1, 1999, as approved by the affirmative vote of holders of a majority of the shares of the Company then present or represented by proxy without payment therefor and entitled to vote, and the Plan was most recently submitted for re-approval by the Company’s shareholders on March 31, 2008. Subject to Section 4(d) of the Plan, no Award may be granted under the Plan after the date of the Company’s first shareholders’ meeting that occurs during 2013, but Awards theretofore granted may extend beyond that date.

Appendix B

2008 HOVNANIAN ENTERPRISES, INC.
STOCK INCENTIVE PLAN

1. PURPOSE OF THE PLAN

The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining key employees, directors and consultants of outstanding ability and to motivate such employees, directors and consultants to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees, directors or consultants will have in the welfare of the Company as a result of their proprietary interest in the Company’s success. Upon approval by the Company’s stockholders, the Plan is intended to supersede and replace the 1999 Hovnanian Enterprises, Inc. Stock Incentive Plan, as amended and restated prior to the Effective Date (the “1999 Plan”), and equity-based Awards that were previously granted under the 1999 Plan that remain outstanding shall be governed pursuant to the terms set forth herein.

2. DEFINITIONS

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a) Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

(b) Affiliate: With respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

(c) Award: An Option, Stock Appreciation Right or Other Stock-Based Award granted pursuant to the Plan (including, without limitation, Awards granted under the 1999 Plan).

(d) Beneficial Owner: A “beneficial owner”, as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

(e) Board: The Board of Directors of the Company.

(f) Change in Control:

The occurrence of any of the following events:

(i) any Person (other than a Person holding securities representing 10% or more of the combined voting power of the Company’s outstanding securities as of the Effective Date, or any Family Member of such a Person, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company, representing 50% or more of the combined voting power of the Company’s then-outstanding securities;

(ii) during any period of twenty-four consecutive months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(f) (i), (iii) or (iv) of the Plan or (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control) whose election by the Board or nomination for election by the Company’s shareholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii) the consummation of any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation which would result in the shareholders of the Company immediately prior thereto continuing to own (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iv) the Company undergoes a complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a liquidation of the Company into a wholly-owned subsidiary.

(g) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

(h) Committee: The Compensation Committee of the Board (or a subcommittee thereof as provided under Section 4), or such other committee of the Board to which the Board has delegated power to act under or pursuant to the provisions of the Plan, or the full Board.

(i) Company: Hovnanian Enterprises, Inc., a Delaware corporation, and any successors thereto.

(j) Disability: Inability of a Participant to perform in all material respects his duties and responsibilities to the Company, or any Subsidiary of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Committee may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his representative) shall furnish the Committee with medical evidence documenting the Participant’s disability or infirmity which is satisfactory to the Committee.

(k) Effective Date: February 6, 2008.

(l) Fair Market Value: On a given date, the closing price of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

(m) Family Member:

(i) any Person holding securities representing 10% or more of the combined voting power of the Company’s outstanding securities as of the Effective Date;

(ii) any spouse of such a person;

(iii) any descendant of such a person;

(iv) any spouse of any descendant of such a person; or

(v) any trust for the benefit of any of the aforementioned persons.

(n) ISO: An Option that is also an incentive stock option granted pursuant to Section 6(d) of the Plan.

(o) LSAR: A limited stock appreciation right granted pursuant to Section 7(d) of the Plan.

(p) 1999 Plan: The 1999 Hovnanian Enterprises, Inc. Stock Incentive Plan, as amended and restated prior to the Effective Date 1999.

(q) Other Stock-Based Awards: Awards granted pursuant to Section 8 of the Plan.

(r) Option: A stock option granted pursuant to Section 6 of the Plan.

(s) Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.

(t) Participant: An employee, director or consultant of the Company or any of its Affiliates who is selected by the Committee to participate in the Plan.

(u) Performance-Based Awards: Certain Other Stock-Based Awards granted pursuant to Section 8(b) of the Plan.

(v) Person: A “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

(w) Plan: The 2008 Hovnanian Enterprises, Inc. Stock Incentive Plan.

(x) Shares: Shares of common stock of the Company.

(y) Stock Appreciation Right: A stock appreciation right granted pursuant to Section 7 of the Plan.

(z) Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3. SHARES SUBJECT TO THE PLAN
Subject to Sections 4, 6(f) and 9 of the Plan (and giving effect to the Company’s stock split on March 26, 2004), the total number of Shares which may be issued under the Plan pursuant to grants of ISOs or other Awards (inclusive of Shares previously issued under the 1999 Plan) is 20,000,000 and the maximum number of Shares for which Options, Stock Appreciation Rights, restricted Shares or restricted Share units may be granted during a fiscal year (inclusive of any such Awards previously granted under the 1999 Plan) to any Participant shall be 1,000,000. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards which terminate or lapse without the payment of consideration therefor may be granted again under the Plan.

4. ADMINISTRATION
The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each intended to qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Act (or any successor rule thereto), “outside directors” within the meaning of Section 162(m) of the Code (or any successor section thereto) and “independent directors” within the meaning of the applicable rules, if any, of any national securities exchange on which Shares are listed or admitted to trading; provided, however, that any action permitted to be taken by the Committee may be taken by the Board, in its discretion. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administrations of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to Participants and their beneficiaries or successors). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee shall require payment of any minimum amount it may determine to be necessary to withhold for federal, state, local or other, taxes as a result of the exercise or vesting of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such minimum withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant. The number of Shares so delivered or withheld shall have an aggregate Fair Market Value sufficient to satisfy the applicable minimum withholding taxes. If the chief executive officer of the Company is a member of the Board, the Board by specific resolution may constitute such chief executive officer as a committee of one which shall have the authority to grant Awards of up to an aggregate of 1,000,000 Shares (giving effect to the Company’s stock split on March 26, 2004, and otherwise subject to the provisions of Section 9 of the Plan) in each fiscal year to Participants who are (i) not subject to the rules promulgated under Section 16 of the Act (or any successor section thereto) or (ii) covered employees (or anticipated to become covered employees) as such term is defined in Section 162(m) of the Code; provided, however, that such chief executive officer shall notify the Committee of any such grants made pursuant to this Section 4.

5. LIMITATIONS
No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

6. TERMS AND CONDITIONS OF OPTIONS
Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

(a) Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of Options granted in substitution of previously granted awards, as described in Section 4).

(b) Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted. The Committee may, in its discretion, accelerate the date after which Options may be exercised in whole or in part. If the chief executive officer of the Company is a member of the Board, the Board by specific resolution may constitute such chief executive officer as a committee of one which shall have the authority to accelerate the date after which Options may be exercised in whole or in part.

(c) Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full not later than at the time that the Shares being purchased are delivered to or at the direction of the Participant, in each case at the election of the Participant to the extent permitted by law and as designated by the Committee, (i) in cash, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles), (iii) partly in cash and partly in such Shares, (iv) through the delivery of irrevocable instruments to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased or (v) through net settlement in Shares. No Participant shall have any rights to dividends or other rights of a shareholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

(d) ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options, unless the applicable Award agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

(e) Attestation. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate.

(f) Repricing of Options. Notwithstanding any other provisions under the Plan, no action shall be taken under the Plan to (i) lower the exercise prices of any Company stock options after they are granted, (ii) exchange stock options for stock options with lower exercise prices or for other Awards (other than pursuant to Section 9 hereof) or (iii) take any other action that is treated as a “repricing” of stock options under generally accepted accounting principles; provided, however, that such actions shall be permitted to the extent approved by at least a majority of the Board’s “independent directors” (as defined for purposes of The New York Stock Exchange listed company rules). Any such approved action shall be treated as a grant of a new Award to the extent required under Sections 162(m), 422 or 424 of the Code (for individuals who are “covered employees” under Section 162(m) of the Code at the time of such action, or for stock options that are intended to retain their status as ISOs).

7. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

(a) Grants. The Committee also may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement).

(b) Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the greater of (i) the Fair Market Value of a Share on the date the Stock Appreciation Right is granted or, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the Option Price of the related Option and (ii) an amount permitted by applicable laws, rules, restated By-laws or policies of regulatory authorities or stock exchanges. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

(c) Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit.

(d) Limited Stock Appreciation Rights. The Committee may grant LSARs that are exercisable upon the occurrence of specified contingent events. Such LSARs may provide for a different method of determining appreciation, may specify that payment will be made only in cash and may provide that any related Awards are not exercisable while such LSARS are exercisable. Unless the context otherwise requires, whenever the term “Stock Appreciation Right” is used in the Plan, such term shall include LSARs.

8. OTHER STOCK-BASED AWARDS

(a) Generally. The Committee, in its sole discretion, may grant or sell Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

(b) Performance-Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 8 may be granted in a manner which is intended to be deductible by the Company under Section 162(m) of the Code (or any successor section thereto) (“Performance-Based Awards”). A Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on shareholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); and (xix) return on assets. The foregoing criteria may relate to the Company, one or more of its Affiliates or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. In any event, the performance goals shall be based on an objective formula or standard. The maximum amount of a Performance-Based Award during a fiscal year to any Participant shall be equal to the greater of (x) $15,000,000 and (y) 2.5 percent (2.5%) of the Company’s income before income taxes, as reported in the Company’s audited consolidated financial statements for the year in respect of which the Performance-Based Award is to be payable or distributed, as applicable. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 162(m) of the Code, elect to defer payment of a Performance-Based Award.

9. ADJUSTMENTS UPON CERTAIN EVENTS
Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange or change in capital structure, any distribution to shareholders of Shares other than regular cash dividends or any similar event, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance as set forth in Section 3 of the Plan or pursuant to outstanding Awards, (ii) the Option Price, (iii) the maximum number or amount of Awards that may be granted to any Participant during a fiscal year and/or (iv) any other affected terms of such Awards.

(b) Change in Control. Except as otherwise provided in an Award agreement, in the event of a Change in Control, the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (i) the acceleration of an Award, (ii) the payment of a cash amount in exchange for the cancellation of an Award which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights) over the aggregate exercise price of such Options or Stock Appreciation Rights and/or (iii) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder) as of the date of the consummation of the Change in Control.

10. NO RIGHT TO EMPLOYMENT
The granting of an Award under the Plan shall impose no obligation on the Company or any Subsidiary to continue the employment of a Participant and shall not lessen or affect the Company’s or Subsidiary’s right to terminate the employment of such Participant.

11. SUCCESSORS AND ASSIGNS
The Plan shall be binding on all successors and assigns of the Company and a Participant; including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

12. NONTRANSFERABILITY OF AWARDS
Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. Notwithstanding the foregoing, a Participant may transfer an Option (other than an ISO) in whole or in party by gift or domestic relations order to a family member of the Participant (a “Permitted Transferee”) and, following any such transfer such Option or portion thereof shall be exercisable only by the Permitted Transferee, provided that no such Option or portion thereof is transferred for value, and provided further that, following any such transfer, neither such Option or any portion thereof nor any right hereunder shall be transferable other than to the Participant or otherwise than by will or the laws of descent and distribution or be subject to attachment, execution or other similar process. For purposes of this Section 12, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets and any other entity in which these persons (or the Participant) own more than 50% of the voting interests. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

13. AMENDMENTS OR TERMINATION
The Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the shareholders of the Company, would (except as is provided in the Plan for adjustments in certain events), increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant or (b) without the consent of a Participant, would impair any of the rights or obligations under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws. Notwithstanding anything to the contrary herein, the Committee may not amend, alter or discontinue the provisions relating to Section 9(b) of the Plan after the occurrence of a Change in Control.

Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code.

14. INTERNATIONAL PARTICIPANTS
With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) ‘covered employees’ within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.

15. CHOICE OF LAW
The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

16. EFFECTIVENESS OF THE PLAN
The Plan shall be effective as of the Effective Date, subject to the approval of the Company’s shareholders.

17. SECTION 409A
Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, payments or deliveries of shares in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of shares on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. In the case of a Participant who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), payments and/or deliveries of shares in respect of any Award subject to Section 409A of the Code that are linked to the date of the Participant’s separation from service shall not be made prior to the date which is six (6) months after the date of such Participant’s separation from service from the Company and its affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder. The Company shall use commercially reasonable efforts to implement the provisions of this Section 17 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 17.

APPENDIX C
HOVNANIAN ENTERPRISES, INC.

1983 Stock Option Plan
(As amended and restated February 6, 2008)

The purpose of the 1983 Stock Option Plan (the “Plan”) is to make stock options for Common Stock of Hovnanian Enterprises, Inc. (the “Company”) available to certain officers and key employees of the Company and its subsidiaries to give them a greater personal interest in the success of the enterprise and an added incentive to continue and advance in their employment.

1. AMOUNT AND SOURCE OF STOCK: Except as otherwise permitted pursuant to paragraph 8 hereof, the total number of shares of the Company’s Common Stock which may be issued under the Plan shall not exceed 2,000,000 (giving effect to the Company’s stock split on March 26, 2004). These shares may be authorized and unissued shares or issued and reacquired shares, as the Board of Directors of the Company (the “Board of Directors”) may from time to time determine. The number of shares of the Company’s Common Stock available for grant of options under the Plan shall be decreased by the sum of the number of shares with respect to which options have been issued and are then outstanding and the number of shares issued upon exercise of options, and shall be increased due to the expiration or termination of options which have not been exercised.

2. EFFECTIVE DATE AND TERM OF PLAN: This Plan was previously made effective (prior to the current amendment and restatement) on May 4, 1990, subject to shareholder approval. Paragraph 5(h) of the Plan was adopted by the Board of Directors on February 6, 2008, subject to shareholder approval. Options may be granted under the Plan on or before March 8, 2005.

3. ADMINISTRATION: The Plan shall be administered by a committee of the Board of Directors (the “Committee”) consisting of not less than three directors of the Company to be appointed by, and to serve at the pleasure of, the Board of Directors. The Committee shall have full power to interpret the Plan and to establish and amend rules and regulations for its administration. The Board of Directors may from time to time appoint members of the Board of Directors in substitution for or in addition to members previously appointed and may fill vacancies in the Committee. The Board of Directors or the Committee may establish a subcommittee (the “Subcommittee”) to award options to such key employees (other than executive officers) as the Subcommittee shall determine subject to such limitations as may be set by the Board of Directors. The Subcommittee shall consist of one or more directors of the Company who shall be appointed by the Board of Directors or by the Committee and who may but need not be members of the Committee.

4. SELECTION: From time to time the Committee shall determine, from among the key employees of the Company or its subsidiaries, which of such employees shall be granted options under the Plan (the “Optionees”), the number of shares subject to each option, and whether each option shall comply with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and be designated an Incentive Stock Option.

5. TERMS OF OPTIONS:

(a) Option Period and Exercise of Options: The Committee shall determine in its discretion the dates after which each option granted under the Plan (an “Option”) may be exercised in whole or in part and the date after which such Option may no longer be exercised (the “Termination Date”), which date shall not be later than the day preceding the tenth anniversary of the date when granted. The Committee may, in its discretion, accelerate the date after which an Option may be exercised in whole or in part. If the chief executive officer of the Company is a member of the Board of Directors, the Board of Directors by specific resolution may constitute such chief executive officer as a committee of one which shall have the authority to accelerate the date after which an Option may be exercised in whole or in part. In exercising an Option, the Optionee may exercise less than the full installment available to the Optionee, but the Optionee must exercise the Option in full shares of Common Stock of the Company. An Option which has not been exercised on or prior to its Termination Date shall be cancelled.

(b) Option Price: The purchase price per share of Common Stock purchased under Options granted pursuant to the Plan (the “Option Price”) shall be determined by the Committee and shall not be less than the Fair Market Value of the Common Stock of the Company on the date the Option is granted. The “Fair Market Value” of the Common Stock of the Company on the date of the Company’s initial public offering of Common Stock shall be the public offering price. On any subsequent date, the “Fair Market Value” shall be deemed, for all purposes under this Plan, to be the closing price of the Common Stock of the Company reported as having occurred on any Stock Exchange on which the Company’s Common Stock may be listed and traded on such date, or if there is no such sale on that date, then on the last preceding date on which such a sale was reported. The Option Price shall be paid in full upon the exercise of the Option by certified or bank cashier’s check payable to the order of the Company, by the surrender or delivery to the Company of shares of its Common Stock or by any other means acceptable to the Committee, and the stock purchased shall thereupon be promptly delivered, provided, however, that the Committee may, in its discretion, require that an Optionee pay to the Company at the time of exercise, or at such later date as the Company shall specify, such amount as the Committee deems necessary to satisfy the Company’s obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon. No Optionee or his legal representatives, legatees or distributees, as the case may be, will be deemed to be a holder of any shares pursuant to exercise of an Option until the date of the issuance of a stock certificate to him for such shares. Any cash proceeds of the sale of stock subject to Options are to be added to the general funds of the Company and used for its general corporate purposes. In no event shall the Option Price be less than the par value of a share of Common Stock of the Company.

(c) Special Rules Regarding Incentive Stock Options Granted to Certain Employees: Notwithstanding the provisions of subsections (a) and (b) of this section, no Incentive Stock Option shall be granted to any employee who, at the time the Option is granted, owns (directly, or within the meaning of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary corporation, unless (a) the Option Price under the Option is at least 110 percent of the Fair Market Value of the stock subject to the Option at the time of the grant and (b) the Option by its terms is not exercisable after the expiration of five years from the date it is granted.

(d) Escrow Account and Special Rules Regarding Incentive Stock Options Granted Prior to May 4, 1990: Notwithstanding the foregoing paragraphs, the Optionee may, in the sole discretion of the Committee, purchase the full number of shares of Common Stock with respect to which the Option has been granted, subject to the condition that any shares of Common Stock transferred to the Optionee under installments of the Option which would not have been currently exercisable (in accordance with the terms of the preceding paragraph) shall be placed in an escrow account (“Escrow Account”). Shares held in the Escrow Account shall be registered in the name of the Optionee, and all dividend, voting, liquidation and other rights of ownership with respect to shares held in the Escrow Account shall belong to the Optionee, except that the Optionee may not sell, pledge, or otherwise transfer such shares. As shares held in the Escrow Account would have become exercisable (in accordance with the terms of the preceding paragraph) they shall be withdrawn from the Escrow Account. The Optionee shall have free and clear title to all shares withdrawn from the Escrow Account, including the right to sell, pledge or otherwise transfer the shares. Upon termination of the Optionee’s employment with the Company or a subsidiary thereof, all shares held in the Escrow Account on the date of termination of employment shall be subject to a right of repurchase in favor of the Company. The period of the right of repurchase shall run for 30 days commencing with the date the Optionee’s employment with the Company or a subsidiary thereof terminates. During the period of the right of repurchase the Company shall have the right to repurchase from the Optionee at the Option Price all shares held in the Escrow Account.

Notwithstanding the foregoing paragraphs, Incentive Stock Options granted prior to May 4, 1990 shall, by their terms, not be exercisable while there is outstanding any Incentive Stock Option which was granted, before the granting of such option, to such Optionee to purchase stock in the Company or in a corporation which at the time of the granting of such option is a subsidiary corporation of the Company or in a predecessor corporation of the Company or any such subsidiary. For the purpose of this paragraph an Incentive stock Option is outstanding until it is exercised in full or expires by reason of lapse of time. For the purposes of this paragraph the term “predecessor corporation” means a corporation which was a party to a transaction described in Section 424(a) of the Code (irrespective of whether a substitution or assumption under such section was in fact effected) with the Company or a corporation which at the time the new Incentive Stock Option is granted is a related corporation of the Company or a predecessor corporation of any such corporations.

(e) Nontransferability of Options: Each option shall, during the Optionee’s lifetime, be exercisable only by the Optionee, and neither it nor any right hereunder shall be transferable otherwise than by will or the laws of descent and distribution or be subject to attachment, execution or other similar process. Notwithstanding the foregoing, an Optionee may transfer an option in whole or in part by gift or domestic relations order to a family member of the Optionee (a “Permitted Transferee”) and, following any such transfer such option or portion thereof shall be exercisable only by the Permitted Transferee, provided that no such option or portion thereof is transferred for value, and provided further that, following any such transfer, neither such option or any portion thereof nor any right hereunder shall be transferable other than to the Optionee or otherwise than by will or the laws of descent and distribution or be subject to attachment, execution or other similar process. For purposes of this paragraph, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests. In the event of any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of his Option or of any right hereunder, except as provided for herein, or in the event of any levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate his Option by notice to the Optionee and it shall thereupon become null and void.

(f) Cessation of Employment of Optionee: If, prior to the Termination Date, the Optionee ceases to be employed by the Company or a subsidiary thereof (otherwise than by reason of death or disability within the meaning of Code Section 22(e)(3)), each Option (other than an Incentive Stock Option granted prior to March 8, 2002) to the extent not previously exercised shall remain exercisable prior to the Termination Date for a period of sixty days from the date of cessation of employment, and thereafter all Options to the extent not previously exercised shall terminate together with all other rights hereunder.

(g) Death or Disability of Optionee: In the event of the death of the Optionee, prior to the Termination Date, while employed by the Company or a subsidiary thereof, each Option shall immediately become exercisable and shall remain exercisable prior to the Termination Date for a period of one year after the date of the Optionee’s death by the person or persons to whom the Optionee’s rights under each Option shall pass by will or by the applicable laws of descent and distribution, and thereafter all Options to the extent not previously exercised shall terminate together with all other rights hereunder. If, prior to the Termination Date, the Optionee ceases to be employed by the Company or a subsidiary thereof by reason of disability within the meaning of Code section 22(e)(3), each Option shall immediately become exercisable and shall remain exercisable prior to the Termination Date for a period of one year from the date of cessation of employment, and thereafter all Options to the extent not previously exercised shall terminate together with all other rights hereunder.

(h) Repricing of Options: Notwithstanding any other provisions under the Plan, no action shall be taken under the Plan to (i) lower the exercise prices of any Company stock options after they are granted, (ii) exchange stock options for stock options with lower exercise prices or for other equity-based awards (other than pursuant to paragraph 8 hereof) or (iii) take any other action that is treated as a “repricing” of stock options under generally accepted accounting principles; provided, however, that such actions shall be permitted to the extent approved by at least a majority of the Board’s “independent directors” (as defined for purposes of The New York Stock Exchange listed company rules). To the extent that any such approved action would be treated as a grant of a new stock option under Section 162(m) of the Code (for individuals who are “covered employees” under Section 162(m) of the Code at the time of such action) or under Sections 422 or 424 of the Code (for stock options intended to retain their status as Incentive Stock Options), the new grants shall be deemed to have been made under the 2008 Hovnanian Enterprises, Inc. Stock Incentive Plan (or any successor plan thereto).

6. LIMITATION ON GRANTS OF INCENTIVE STOCK OPTIONS: With respect to Incentive Stock Options granted prior to May 4, 1990, the aggregate fair market value (determined as of the date the Option is granted) of the Common Stock for which any employee may be granted Incentive Stock Options in any calendar year under this and any other stock option plan maintained by the Company and/or its subsidiaries shall not exceed (a) $100,000 plus (b) the “carryover amount” for that calendar year. The “carryover amount” with respect to a calendar year shall equal (a) one-half of the sum of the excess, for each of the preceding three calendar years (excluding years prior to 1981) of $100,000 over the fair market value (determined as of the time the option is granted) of the Common Stock for which the employee was granted incentive stock options under this and any other stock option plan maintained by the Company and/or its subsidiaries, minus (b) the amount of any such excess used as a carryover amount in the grant of incentive stock options in any preceding calendar year. For purposes of this paragraph, the amount of options granted in any calendar year shall be treated as first using up the $100,000 limitation for that year and any additional grants shall be treated as using up unused carryover amounts in the order of the calendar years in which the carryover amounts arose.

With respect to Incentive Stock Options granted subsequent to December 31, 1986, the aggregate fair market value (determined as of the date the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under this and any other stock option plan maintained by the Company and/or its subsidiaries shall not exceed $100,000.

7. INSTRUMENT OF GRANT: The terms and conditions of each Option granted under the Plan shall be set forth in an instrument designated “Incentive Stock Option Agreement” substantially in the form of Exhibit 1 attached hereto and made a part hereof if the Committee determines that such Option shall be an Incentive Stock Option under the provisions of section 422 of the Code. Otherwise, the terms and conditions of each Option granted under the Plan shall be set forth in an instrument designated “Stock A-4 Option Agreement” substantially in the form of Exhibit 2 attached hereto and made a part hereof. The Committee may make such modifications in the provisions of the instrument of grant as it shall deem advisable or as may be required by any provision of the Code.

8. ADJUSTMENTS UPON CHANGES IN STOCK: If (a) the Company shall at any time be involved in a transaction to which subsection (a) of section 424 of the Code is applicable; (b) the Company shall declare a dividend payable in, or shall subdivide or combine, its Common Stock; or (c) any other event shall occur which in the judgment of the Board of Directors necessitates action by way of adjusting the terms of the outstanding Options, the Board of Directors shall forthwith take any such action as in its judgment shall be necessary to preserve for the Optionees rights substantially proportionate to the rights existing prior to such event and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under paragraph 1 above shall be increased or decreased, as the case may be, proportionately. The judgment of the Board of Directors with respect to any matter referred to in this paragraph shall be conclusive and binding upon each Optionee.

9. AMENDMENTS AND TERMINATION: The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the shareholders of the Company, would increase the total number of shares reserved for the purposes of the Plan or change the maximum number of shares for which Options may be granted to any Optionee or (b) without the consent of an Optionee, would impair any of the rights or obligations under any Option theretofore granted to such Optionee under the Plan; provided, however, that the Compensation Committee may amend the Plan in such manner as it deems necessary to permit the granting of Options meeting the requirements of the Code or other applicable laws.

10. PLAN DOES NOT CONFER EMPLOYMENT OR STOCKHOLDER RIGHTS: The right of the Company or any subsidiary thereof to terminate (whether by dismissal, discharge, retirement or otherwise) the Optionee’s employment with it at any time at will, or as otherwise provided by any agreement between the Company and the Optionee, is specifically reserved. Neither the Optionee nor any person entitled to exercise the Optionee’s rights in the event of the Optionee’s death shall have any rights of a stockholder with respect to the shares subject to each Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of each Option as provided for herein.

11. DEFINITION: As used in the Plan the term “subsidiary” shall have the meaning assigned to such term in Section 424 of the Code and in addition shall include both foreign and domestic subsidiaries and any corporation which becomes a subsidiary after the date of adoption of the Plan.

HOVNANIAN ENTERPRISES, INC. 110 WEST FRONT STREET P.O. BOX 500 RED BANK, NJ 07701
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Hovnanian Enterprises, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope, if we have provided, or return it to Hovnanian Enterprises, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote over the Internet or by telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HVNEN1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
HOVNANIAN ENTERPRISES, INC.

Proposals to be voted on at our Annual Meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR each of the nominees listed in proposal 1 and FOR proposals 2, 3, 4 and 5.

Vote On Directors

1.	Election of directors.
	Nominees:
	01)	Kevork S. Hovnanian	05)	Joseph A. Marengi
	02)	Ara K. Hovnanian	06)	John J. Robbins
	03)	Robert B. Coutts	07)	J. Larry Sorsby
	04)	Edward A. Kangas	08)	Stephen D. Weinroth

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

Vote On Proposals		For	Against	Abstain

2.	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2008.	☐	☐	☐

3.	Approval of the Company's amended and restated Senior Executive Short-Term Incentive Plan.	☐	☐	☐

		For	Against	Abstain

4.	Approval of the Company's 2008 Stock Incentive Plan, which is intended to supersede and replace the Company's amended and restated 1999 Stock Incentive Plan.	☐	☐	☐

5.	Approval of the Company's amended and restated 1983 Stock Option Plan.	☐	☐	☐

6.	Consideration of such other business as may properly come before the Annual Meeting and any adjournments thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐
	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

Please mark, sign, date and return the proxy card promptly. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

DIRECTIONS TO THE 2008 ANNUAL MEETING OF SHAREHOLDERS OF HOVNANIAN ENTERPRISES, INC.

Please call our Investor Relations department at 1-800-815-9680 for directions to the Company's 2008 Annual Meeting.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

PROXY

HOVNANIAN ENTERPRISES, INC.

Class A Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, N.Y. 10017, at 10:30 a.m. on March 31, 2008, and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement dated February 19, 2008 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) FOR the election of the nominees to the Board of Directors; (2) FOR the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending October 31, 2008; (3) FOR approval of the Company's amended and restated Senior Executive Short-Term Incentive Plan; (4) FOR approval of the Company's 2008 Stock Incentive Plan, which is intended to supersede and replace the Company's amended and restated 1999 Stock Incentive Plan; (5) FOR approval of the Company's amended and restated 1983 Stock Option Plan; and (6) on any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1), (2), (3), (4) and (5).

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

HOVNANIAN ENTERPRISES, INC. 110 WEST FRONT STREET P.O. BOX 500 RED BANK, NJ 07701
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Hovnanian Enterprises, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Hovnanian Enterprises, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Voting instructions must be received not less than 3 nor more than 20 business days prior to the meeting date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HVNEN3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
HOVNANIAN ENTERPRISES, INC.

Proposals to be voted on at our Annual Meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR each of the nominees listed in proposal 1 and FOR proposals 2, 3, 4 and 5.

Vote On Directors

1.	Election of directors.
	Nominees:
	01)	Kevork S. Hovnanian	05)	Joseph A. Marengi
	02)	Ara K. Hovnanian	06)	John J. Robbins
	03)	Robert B. Coutts	07)	J. Larry Sorsby
	04)	Edward A. Kangas	08)	Stephen D. Weinroth

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

Vote On Proposals		For	Against	Abstain

2.	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2008.	☐	☐	☐

3.	Approval of the Company's amended and restated Senior Executive Short-Term Incentive Plan.	☐	☐	☐

		For	Against	Abstain

4.	Approval of the Company's 2008 Stock Incentive Plan, which is intended to supersede and replace the Company's amended and restated 1999 Stock Incentive Plan.	☐	☐	☐

5.	Approval of the Company's amended and restated 1983 Stock Option Plan.	☐	☐	☐

6.	Consideration of such other business as may properly come before the Annual Meeting and any adjournments thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐
	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

Please mark, sign, date and return the proxy card promptly. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

DIRECTIONS TO THE 2008 ANNUAL MEETING OF SHAREHOLDERS OF HOVNANIAN ENTERPRISES, INC.

Please call our Investor Relations department at 1-800-815-9680 for directions to the Company's 2008 Annual Meeting.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

PROXY

HOVNANIAN ENTERPRISES, INC.

Nominee Holder of Class B Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the offices of Simpson Thacher & Barllett LLP, 425 Lexington Avenue, New York, N.Y. 10017, at 10:30 a.m. on March 31, 2008, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 19, 2008 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) FOR the election of the nominees to the Board of Directors; (2) FOR the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending October 31, 2008; (3) FOR approval of the Company's amended and restated Senior Executive Short-Term Incentive Plan; (4) FOR approval of the Company's 2008 Stock Incentive Plan, which is intended to supersede and replace the Company's amended and restated 1999 Stock Incentive Plan; (5) FOR approval of the Company's amended and restated 1983 Stock Option Plan; and (6) on any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1), (2), (3), (4) and (5).

According to the certification of the beneficial owner of the shares represented by this proxy, such beneficial owner (A) has been the beneficial owner of _______ of such shares continuously since the date of their issuance or is a Permitted Transferee (as defined in paragraph 4(A)(i) of paragraph FOURTH of the Company's amended Certificate of Incorporation) of any such beneficial owner and (B) has not been the beneficial owner of ______ of such shares continuously since the date of their issuance nor a Permitted Transferee of any such beneficial owner.

If no certification is made by the beneficial owner of the shares represented by this proxy, it will be deemed that all shares of Class B Common Stock represented by this proxy have not been held continuously, since the date of issuance, for the benefit or account of the same beneficial owner of the shares represented by this proxy or any Permitted Transferee.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

HOVNANIAN ENTERPRISES, INC. 110 WEST FRONT STREET P.O. BOX 500 RED BANK, NJ 07701
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Hovnanian Enterprises, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope, if we have provided, or return it to Hovnanian Enterprises, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote over the Internet or by telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HVNEN7	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
HOVNANIAN ENTERPRISES, INC.

Proposals to be voted on at our Annual Meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR each of the nominees listed in proposal 1 and FOR proposals 2, 3, 4 and 5.

Vote On Directors

1.	Election of directors.
	Nominees:
	01)	Kevork S. Hovnanian	05)	Joseph A. Marengi
	02)	Ara K. Hovnanian	06)	John J. Robbins
	03)	Robert B. Coutts	07)	J. Larry Sorsby
	04)	Edward A. Kangas	08)	Stephen D. Weinroth

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

Vote On Proposals		For	Against	Abstain

2.	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2008.	☐	☐	☐

3.	Approval of the Company's amended and restated Senior Executive Short-Term Incentive Plan.	☐	☐	☐

		For	Against	Abstain

4.	Approval of the Company's 2008 Stock Incentive Plan, which is intended to supersede and replace the Company's amended and restated 1999 Stock Incentive Plan.	☐	☐	☐

5.	Approval of the Company's amended and restated 1983 Stock Option Plan.	☐	☐	☐

6.	Consideration of such other business as may properly come before the Annual Meeting and any adjournments thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐
	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

Please mark, sign, date and return the proxy card promptly. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

DIRECTIONS TO THE 2008 ANNUAL MEETING OF SHAREHOLDERS OF HOVNANIAN ENTERPRISES, INC.

Please call our Investor Relations department at 1-800-815-9680 for directions to the Company's 2008 Annual Meeting.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

PROXY

HOVNANIAN ENTERPRISES, INC.

Class B Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, N.Y. 10017, at 10:30 a.m. on March 31, 2008, and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement dated February 19, 2008 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) FOR the election of the nominees to the Board of Directors; (2) FOR the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending October 31, 2008; (3) FOR approval of the Company's amended and restated Senior Executive Short-Term Incentive Plan; (4) FOR approval of the Company's 2008 Stock Incentive Plan, which is intended to supersede and replace the Company's amended and restated 1999 Stock Incentive Plan; (5) FOR approval of the Company's amended and restated 1983 Stock Option Plan; and (6) on any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1), (2), (3), (4) and (5).

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Hovnanian Enterprises, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Voting instructions must be received not less than 3 nor more than 20 business days prior to the meeting date.

VOTING INSTRUCTION CARD HOVNANIAN ENTERPRISES, INC. Beneficial Holder of Class B Common Stock

TO PROVIDE INSTRUCTIONS TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
HONAN9

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

Instruction to Vote on Directors
Proposals to be voted on at our Annual Meeting are listed below along with the Board of Directors' recommendations.

1.	Election of directors:
	Nominees:
	(01)	Kevork S. Hovnanian	(05)	Joseph A. Marengi
	(02)	Ara K. Hovnanian	(06)	John J. Robbins
	(03)	Robert B. Coutts	(07)	J. Larry Sorsby
	(04)	Edward A. Kangas	(08)	Stephen D. Weinroth

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

Instruction to Vote on Proposals		For	Against	Abstain

2.	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2008.	☐	☐	☐

3.	Approval of the Company's amended and restated Senior Executive Short-Term Incentive Plan.	☐	☐	☐

4.	Approval of the Company's 2008 Stock Incentive Plan, which is intended to supersede and replace the Company's amended and restated 1999 Stock Incentive Plan.	☐	☐	☐

		For	Against	Abstain

5.	Approval of the Company's amended and restated 1983 Stock Option Plan.	☐	☐	☐

6.	Consideration of such other business as may properly come before the Annual Meeting and any adjournments thereof.

The Board of Directors recommends that you vote FOR each of the nominees listed in proposal 1 and FOR proposals 2, 3, 4 and 5.

By signing below, the undersigned certifies that (A) with respect to _________ of the shares represented by this voting instruction card, the undersigned has been the beneficial owner of such shares continuously since the date of their issuance or is a Permitted Transferee (as defined in paragraph 4(A)(i) of paragraph FOURTH of the Company's amended Certificate of Incorporation) of any such beneficial owner and (B) with respect to the remaining _________ shares represented by this voting instruction card, the undersigned has not been the beneficial owner of such shares continuously since the date of their issuance nor is the undersigned a Permitted Transferee of any such beneficial owner.

If no certification is made, it will be deemed that all shares of Class B common stock represented by this voting instruction card have not been held continuously, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any Permitted Transferee.

Please mark, sign, date and return the voting instruction card promptly using the enclosed envelope. This voting instruction card must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date